PROSPECTUS

6,400,000 Common Units—$12.50 per Unit

Zea Capital Fund LLC is a newly-formed non-diversified closed-end management investment company that has elected to operate as a business development company and that seeks to invest in private buy-out, recapitalization and late-stage growth companies located primarily in middle America.  Our investment objective is to provide investors with long-term capital appreciation and we will seek to achieve this objective by investing primarily in privately-issued preferred stock, common stock and subordinated debt with equity features, such as warrants or conversion privileges.  We will focus on smaller investment opportunities—companies seeking less than $10 million in capital—with the majority of financings with companies seeking less than $5 million. We will typically make initial investments of $1 to $5 million, and will target an average total investment per company of $3 to $4 million.

We are externally managed by AAVIN Equity Advisors, LLC, a registered investment adviser which is located in Cedar Rapids, Iowa.  AAVIN Equity Advisors and its affiliates had approximately $22.4 million of assets under management as of December 31, 2009.

We were formed by Iowa Corn Opportunities, LLC (“ICO”), but ICO is not participating in or passing on the suitability or advisability of this offering, and our operations will be overseen by our Board of Directors—and not ICO—including oversight of our investments, which will be made by AAVIN Equity Advisors. Only members of the Iowa Corn Growers Association (“ICGA”), an affiliate of ICO, or a state corn growers’ association which like the ICGA is part of the National Corn Growers Association (“NCGA”) (together with the ICGA, the “State Associations”), may purchase Units, and investors must remain members of a State Association throughout the term of the Fund.

THE SECURITIES OFFERED HEREBY INVOLVE A HIGH DEGREE OF RISK, INCLUDING THOSE DESCRIBED IN THE “RISK FACTORS” SECTION OF THIS PROSPECTUS BEGINNING ON PAGE 15, AND AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED HIGHLY SPECULATIVE. We anticipate it could take us 4-6 years to become fully invested and given our estimated operating expenses which include a 2.5% management fee, our income during that period may not cover our expenses.

Our Common Units will not trade on any securities exchange, and our plan is to wind down the Fund within approximately ten to twelve years.  Accordingly, purchasers of our Common Units should understand that our Units will have limited or no liquidity and that they will be required to bear the investment risk for the term of the Fund.  Neither the SEC nor any state securities commission have approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.
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	Price to Public	Sales Load (1)	Net Proceeds to us (2)
Total Minimum………………………………………………………………………………………………	$30,000,000	$2,400,000	$26,742,070
Total Maximum………………………………………………………………………………………………	$80,000,000	$6,400,000	$72,492,070
(notes on following page)

Each investor must purchase a minimum of 2,000 of our Common Units in this offering.  The Fund is offering up to a maximum of 6,400,000 Common Units (the “Maximum Offering”), and the offering will terminate on December 31, 2011, unless we determine to extend the offering.  The Placement Agent will serve as the distributor of the Units on a best efforts basis, subject to various conditions.  The Placement Agent will enter into selected dealer agreements with Selling Agents (collectively with the Placement Agent, the “Selling Parties”) and Wholesalers which agree to participate in the distribution of our Units.  See “Plan of Distribution.” We will not effect the offering unless we sell at least 2,400,000 Units (the “Minimum Offering”), and proceeds from the sale of Units prior to achieving the Minimum Offering will be held in escrow at Cedar Rapids Bank & Trust Company (the “Escrow Agent”).  See “Plan of Distribution—Escrow” below.

The Fund’s unaudited net asset value per Unit was $3.51 as of June 30, 2010.  Assuming offering expenses of $1,007,930 upon our sale of 4,800,000 Common Units, deduction of selling commissions, and assuming that ICO exercises its outstanding warrant to purchase 84,781 additional Common Units, investors in this offering will suffer immediate dilution in the amount of $1.35 per Unit.  Purchasers as a whole will suffer greater dilution to the extent persons who are not State Association members prior to the offering participate due to the increased sales load described above.

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The date of this Prospectus is August 5, 2010.

(notes from previous page)
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(1)
We have agreed to pay Nations Financial Group, Inc. (the “Placement Agent”) or other broker-dealers identified by the Placement Agent (the “Selling Agents”) a commission of 5% per Unit for purchases of the first 20,000 Units by an investor; 4% per Unit for purchases of the next 20,000 Units by that investor; 2% per Unit for purchases of the next 40,000 Units by that investor; and 1% per Unit for all units above 80,000 Units by that investor.  For purchases by investors who are not members of a State Association at least 60 days prior to this offering, we will pay an additional commission of 1% per Unit for the first 20,000 Units by each such investor.  For certain purchasers known to the Fund prior to this offering (“Exempt Purchasers”), we will not pay any sales commission to a Selling Agent.  We will pay no sales commission on any sale to an investor who purchases Units to be held in an account for which the investor pays an asset-based management fee to a registered investment adviser (a “Managed Account”).  The Placement Agent may engage third party registered broker-dealers (“Wholesalers”) to introduce other broker-dealers to the selling group (“Wholesaler Selling Agents”).  For purchases by investors who purchase Units through a Wholesaler Selling Agent, we will pay a wholesaling fee of up to 2% per Unit to such Wholesaler Selling Agent.  If investors purchase Units to be held in a Managed Account that is managed by a registered investment adviser introduced to the Placement Agent by a Wholesaler, we will pay a wholesaling fee of up to 2% per Unit to the Wholesaler.

The table shown on the cover page assumes that no investors are Exempt Purchasers or State Association members prior to this offering, that all investors purchase fewer than 20,001 Units, that all investors purchase through Wholesaler Selling Agents, and that no investor purchases Units to be held in a Managed Account.  To the extent investors (i) are State Association members, (ii) purchase more than 20,000 Units, (iii) do not purchase through a Wholesaler Selling Agent, or (v) purchase Units to be held in a Managed Account, the sales load amount would be reduced.

We have agreed to pay the Placement Agent a structuring fee equal to 0.5% of the gross proceeds of this offering, except for sales to Exempt Purchasers.  This fee is estimated to be $150,000 (if we issue 2,400,000 Units in this offering) to $400,000 (if we issue 6,400,000 Units in this offering).  To the extent we issue Units to Exempt Purchasers, these amounts would be reduced.

(2)
The aggregate expenses of the offering, which include the structuring fee payable to the Placement Agent noted above, are estimated to be $857,930 on the sale of $30,000,000, representing approximately $0.36 per Unit issued, and $1,107,930 on the sale of $80,000,000, representing approximately $0.17 per Unit issued.  The “Net Proceeds to us” shown in the expense table on the cover page have been reduced by the amount of these expenses.

(continued from previous page)

Please read this Prospectus before investing, and keep it for future reference.  The Prospectus contains important information about us that a prospective investor should know before investing in our Units.  A statement of additional information dated August 5, 2010, as supplemented from time to time (the “SAI”), containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus.  We will be required to file annual, quarterly and current reports, proxy statements (to the extent we have Unitholder meetings, which we do not anticipate holding) and other information with the SEC.  This information, along with the SAI, will be available free of charge by contacting us at 118 Third Avenue, SE, Suite 630, Cedar Rapids, Iowa 52401, or by telephone at (319) 366-0456.  The SEC also maintains a website at www.sec.gov that contains such information, including the SAI.

TABLE OF CONTENTS
Page

Prospectus Summary …………………………………………………………………………………………………………………………………………………………………………………	1
Fees and Expenses ……………………………………………………………………………………………………………………………………………………………………………………	10
Forward-Looking Statements …………………………………………………………………………………………………………………………………………………………………………	14
Risk Factors ……………………………………………………………………………………………………………………………………………………………………………………………	15
Election to be Regulated as a Business Development Company …………………………………………………………………………………………………………………………………	27
Plan of Distribution …………………………………………………………………………………………………………………………………………………………………………………	28
Use of Proceeds ………………………………………………………………………………………………………………………………………………………………………………………	31
Capitalization …………………………………………………………………………………………………………………………………………………………………………………………	32
Dilution …………………………………………………………………………………………………………………………………………………………………………………………………	33
Transferabilit …………………………………………………………………………………………………………………………………………………………………………………………	34
Management’s Discussion and Analysis of Financial Condition and Results of Operations ………………………………………………………………………………………………	36
The Fund ………………………………………………………………………………………………………………………………………………………………………………………………	39
Management ……………………………………………………………………………………………………………………………………………………………………………………………	48
Certain Relationships and Related Transactions …………………………………………………………………………………………………………………………………………………	51
Certain U.S. Federal Income Tax Considerations ……………………………………………………………………………………………………………………………………………………	52
Regulation ………………………………………………………………………………………………………………………………………………………………………………………………	64
Description of Units ……………………………………………………………………………………………………………………………………………………………………………………	68
Summary of our Operating Agreement ………………………………………………………………………………………………………………………………………………………………	69
ERISA Considerations … ………………………………………………………………………………………………………………………………………………………………………………	71
Independent Registered Public Accounting Firm ……………………………………………………………………………………………………………………………………………………	72
Custodian, Transfer Agent and Registrar………………………………………………………………………………………………………………………………………………………………	72
Legal Matters………………………………………………………………………………………………………………………………………………………………………………………………	72
Available Information ……………………………………………………………………………………………………………………………………………………………………………………	72

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You should rely only on the information contained in this Prospectus. We have not, and none of the Selling Parties have, authorized any other person to provide you with different information or to make any representations not contained in this Prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Selling Parties are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update the information in this Prospectus to reflect any material changes occurring prior to the completion of this offering.

PROSPECTUS SUMMARY

This summary may not contain all of the information that may be important to you. You should read carefully the information set forth under “Risk Factors” and other information included in this Prospectus. The following summary is qualified by more detailed information and financial statements appearing elsewhere in this Prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “the Fund” refer to Zea Capital Fund LLC; and “AAVIN” and “the Adviser” refer to AAVIN Equity Advisors, LLC. Throughout this Prospectus, we have assumed the sale of 4,800,000 Common Units at $12.50 per Unit, except where otherwise stated.

The Fund

Zea Capital Fund LLC is a Delaware limited liability company which has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We will only issue Units to State Association members, and purchasers must remain members of a State Association throughout the term of the Fund. The Fund is a newly-formed growth capital investment fund organized to make investments primarily in portfolio companies with the potential to generate superior risk-adjusted returns through growth or financial structuring on the private equity fund model.

The Fund’s investment objective is to provide investors with long-term capital appreciation and it will seek to achieve this objective by investing primarily in privately-issued preferred stock, common stock and subordinated debt with equity features, such as warrants or conversion privileges. During normal economic conditions, the Fund’s investment adviser, AAVIN Equity Advisors, LLC, will implement our investment strategy and maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments. See “The Fund” on page 39 below.

We intend to operate like a traditional venture capital firm, which requires extensive review of privately-held companies, and accordingly it will take us longer to identify appropriate investments meeting our criteria (our “Primary Investments”) than most publicly-offered funds. We anticipate that it will take us four to six years to fully invest in our target portfolio of 20 to 25 privately-held companies. Over the ensuing years and until final liquidation of the portfolio, we will likely make additional follow-on investments in some existing portfolio companies but we do not anticipate making new investments in new companies more than six years after we commence our investment activities.

Because it will take us longer to make our portfolio company investments than the typical closed-end fund, until we are fully invested in our Primary Investments, we will hold a large portion of our assets in temporary investments. The Adviser will maintain a portion of these assets in cash, treasury bills and similar liquid investments in order to cover our projected near term investment needs and expenses. The remainder of our temporary investments will, consistent with BDC requirements, be invested in debt securities of private U.S. companies, private debt offerings of public companies with less than $250 million in market capitalization and other similar investments (collectively, our “Initial Investments”). Because the rate of return on our Initial Investments will be lower, a portion of our operating and management fee expenses will be paid directly out of investor’s cash contributions to us for an indeterminate period of time. We will invest at least half of the proceeds of this offering in Initial Investments which are “qualifying assets” under the 1940 Act and which meet our investment objective within two years of the closing of this offering. See “Use of Proceeds” on page 31 below and “Election to be Regulated as a Business Development Company” on page 27 below.

We are a newly-formed, externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are subject to numerous regulations and restrictions on the types of investments which we can make. See “Election to be Regulated as a Business Development Company” on page 27 and “Risk Factors—Risks Related to Our Operations” on page 15 below.

Our Adviser

We are managed by AAVIN, a registered investment adviser. AAVIN presently has a staff of seven, including five principals, and its main office is located in Cedar Rapids, Iowa. AAVIN’s principals, through affiliates of AAVIN, have organized and successfully managed four private equity funds: R.W. Allsop & Associates, L.P. (vintage 1981 and wound up in 1992), R.W. Allsop & Associates II, L.P. (vintage 1983 and wound up in 1995), Allsop Venture Partners III, L.P. (vintage 1987 and nearly liquidated

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and AAVIN Equity Partners I, L.P. (vintage 2000 and still operating) (collectively, the “Adviser Funds”). While AAVIN has not managed a BDC before, Jim Thorp, AAVIN’s Managing Partner, has served as an executive officer of the investment adviser to, and a Trustee of, the Berthel Growth & Income Trust I, a BDC (“BG&IT”). One or more of AAVIN’s principals have also participated in the management of MorAmerica Capital Corporation, Marshall Capital Fund, L.P., and the Securities Corporation of Iowa Fund (together with the Adviser Funds, the “Venture Funds”), all of which are venture capital funds. The principals of AAVIN have successfully executed a venture capital/private equity investment strategy for the Adviser Funds over a relatively long period of time (29 years) by investing in equity and equity-like securities of private companies and then utilizing those assets to support the portfolio companies’ growth, and in some cases, facilitating portfolio company ownership change. The Venture Funds have collectively invested in over 125 companies. Several of AAVIN’s principals also have many years’ experience in the financial, strategic and operational aspects of building successful companies in the manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services, and other industries. As a group and through their management roles with portfolio companies, AAVIN’s principals have cumulative investment and business management experience of over 145 years, and three of the principals have individual venture capital and private equity investment management experience of over 25 years each. Through their management of the Adviser Funds, AAVIN’s principals have a long history (29 years) of managing private funds which act as lead investors and provide significant value over the life of those investments. The principals have been working together as a group for seven years, and several of the principals have worked together since the early 1980s. AAVIN’s principals have managed the Adviser Funds—venture capital and private equity funds deploying the same investment strategy we will utilize. Three of those funds are mature funds that have been completely or almost completely liquidated and the fourth still holds 15 of its 21 investments. Each of the Adviser Funds has generated cash-on-cash internal rates of return for their investors (the internal return rate of an investment based on actual contributions made and distributions received) that were in the top quartile of their peers for funds established in the same year, as reported by Thomson One Banker—Private Equity database. Each of the Adviser Funds has a distribution multiple (i.e., distributions relative to committed capital) that exceeded the average distribution multiples of similar funds formed in the same year. In addition, all of the Adviser Funds generated returns to investors greater than those that would have been earned by investing the same amounts at the same times in the Vanguard 500 Index Fund (VFINX), and the last two Adviser Funds outperformed this metric by over 800 basis points, or 8%. See “The Fund—The Principals’ Historic Investment Results” on page 44, including the description of the differences between the Fund and the Adviser Funds. The Adviser Funds, and their investment returns relative to their peers and the S&P 500 are set forth in the table below. All returns are unaudited and quoted as of December 31, 2009.

Fund (Year Organized/Wound Up)	Current Fund IRR(1)	Top Quartile Fund IRR	S&P 500 IRR (2)	Actual Multiple (3)	Top Quartile Fund Multiple

R.W. Allsop & Associates, L.P. (1981)	12.7%	12.6%	8.2%	2.0	2.0
R.W. Allsop & Associates II, L.P. (1983)	10.1%	9.2%	8.7%	1.9	1.8
Allsop Venture Partners III, L.P. (1987)	25.0%	16.5%	11.8%	4.5	2.6
AAVIN Equity Partners I, L.P. (2000)	7.7%	2.0%	-0.6%	1.5	1.1

(1)      Intern rate of return (“IRR”) is cash-on-cash internal rate of return to limited partners, net of all fees, expenses, and carried interest of the general partner. For funds that have not fully liquidated, IRR includes current value of investments still held by the fund

(2)      S&P 500 IRR is calculated based on the European Venture Capital Journal’s PME+ metric, which models returns that would have been earned in a security that tracked the Vanguard 500 Index Fund (VFINX) by making the same dollar investments at the same times and receiving the same percentage of those investments (plus gains) at the same times as actual investments and distributions were made by investors in the various funds in question.

(3)      Multiple is cash distributed to limited partners, net of all fees expenses, and carried interest of the general partner, as a multiple of contributed capital.  For funds that have not fully liquidated, the multiple includes the current value of investments still held by the fund.

ICO / ICGA

Iowa Corn Opportunities, LLC, a wholly-owned subsidiary of the ICGA which serves as an investment vehicle for the ICGA, has provided the funding for the expenses of this offering through June 30, 2010 in exchange for Common Units.  ICO has purchased 89,132 of our Common Units at a price of $11.50 per Unit, representing 100% of the issued and outstanding Common Units, and we have used the proceeds of such purchase to fund our organizational and offering expenses to date.  ICO also holds a warrant to purchase up to an additional 84,781 Common Units at a price of $11.50 per Unit, which warrant expires upon the earliest of December 14, 2010 or the occurrence of other specified events.  We have entered into a Trademark and Research License Agreement with the ICGA (the “ICGA Agreement”).  Under this agreement, the ICGA has licensed the use of its trademark to us and has granted us access to its industry research, contacts and membership.

Although the ICGA, through ICO, has funded our offering expenses to date in exchange for Common Units and will permit us to contact its members in connection with this offering, neither the ICGA nor ICO is conducting or passing on the suitability or advisability of the offering, nor have either participated in the preparation of this Prospectus (excepting their respective review of the

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descriptions of them). Moreover, the Fund’s board of directors (and not either ICO or the ICGA) is responsible for our operations, and all of our investment decisions will be made solely by the Fund through the Adviser. See “The Fund” on page 39 below, “Management” on page 48 below, “Certain Relationships and Related Transactions” on page 51 below, and “Management of the Fund” on page S-4 in our SAI.

Investors in this offering must be State Association members and remain so throughout the term of the Fund. See “Plan of Distribution—Requirements to Purchase Units” on page 28 below.

Investment Focus

Consistent with our BDC limitations, we intend to make the majority of our Primary Investments in privately-held companies located primarily in the Middle America region of the United States, including the states of Iowa, Colorado, Michigan, Wisconsin, Minnesota, Indiana, Ohio, Illinois, Missouri, Kansas, Nebraska, Kentucky, Texas, Tennessee and the Dakotas, with a concentration in the upper Midwest. The Fund will invest primarily in buy-out, recapitalization, late-stage growth and expansion-stage financings. The Fund may from time to time invest in portfolio companies at other stages of development and special situations when these investments meet the Fund’s return criteria. The Fund will focus on smaller investment opportunities—companies seeking less than $10 million in capital, with the majority of financings with companies seeking less than $5 million. The Fund will typically make initial Primary Investments of $1 to $5 million, and will target an average total investment per company of $3 to $4 million. The Adviser’s principals have extensive experience managing funds which invest in this niche and believe it involves less competition. The Fund seeks to partner with strong portfolio company management groups to help them build businesses through internal growth or acquisitions toward an exit strategy in an acceptable timeframe.

Investment Strategy

Our strategy, which has been successfully employed by the Adviser’s principals in the Adviser Funds over an approximately 25-year period, will focus on the following:

● Underserved markets of Middle America, the states between the two major mountain ranges. We believe this part of the country is underserved by private capital funds relative to the number of transactions that are available. As a consequence, in the transactions on which AAVIN focuses, the pricing is often more attractive and the competition for transactions is relatively limited. In our opinion, over the last few years, the upper Midwest and Middle America have seen a shrinking supply of venture capital. See “The Fund—Investment Focus—Geography-Middle America” on page 41 below.

● Lower middle market investments – companies typically seeking less than $5 million of financing. We believe our strategy will allow us to generate favorable returns by investing in portfolio companies which are valued at less than $10 million and building them to attain total market capitalizations upon liquidity of $30 million to $100 million. This strategy relies upon a disciplined approach to initial investment valuations and the small size of the total equity financing provided. We anticipate making smaller investments at lower valuations than the industry average.

We intend to invest in Primary Investments across a variety of industries, including manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services and agriculture-related products and services. Under normal economic conditions, we also intend to allocate our Primary Investments among companies in the following stages of development:

● 40 to 60% of our assets will consist of buyout and recapitalization transactions (the “Buyout/Recap Stage”). Companies in the Buyout/Recap Stage are established companies with a history of generating profit and cash flow. These investments may be in subordinated debt, equity, or a combination of securities. In a typical buyout transaction, the Fund, along with other investors and management will purchase the majority of the company’s equity. In a recapitalization transaction, most existing equity holders will retain stakes in the portfolio company while the Fund’s investment will be used to restructure the company’s balance sheet by, for example, retiring debt or repurchasing equity. The Fund (possibly in concert with other investors) will usually (but not always) take a control position in these transactions, and Buyout/Recap Stage deals will often involve additional leverage beyond our investment.

● 40 to 60% of our assets will consist of later stage growth transactions (the “Later Stage Growth”). Later Stage Growth companies have proven their ability to generate sales but may not yet be profitable or able to generate sufficient cash flow to fund their growth. These investments will typically be in equity because these companies do not have the cash flow to service interest on debt investments. Later Stage Growth companies must have a plan for achieving profitability within approximately two years. We will usually take minority positions in these transactions.

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 Over this framework, our Adviser will layer a series of best practices, including:
● Proprietary deal flow – AAVIN’s access to potential transactions means that we may often be the exclusive or only viable source for the majority of portfolio investments;
● Partnering with strong management teams;
● Collaborative decision making regarding all investments;
● Leadership roles and value-added participation with all portfolio companies;
● Effective transaction structuring and attractive terms – provisions necessary to protect investments and maximize returns;
● Dynamic portfolio construction – actively balancing the portfolio to take advantage of the current investment environment;
● Co-investment – leveraging AAVIN’s network of investment partners for deal sourcing and syndication;
● Leveraging a network of contacts in many industries, including the relationship with ICGA, to generate deal flow;
● Leveraging such network to assist in evaluating, growing, and exiting investments; and
● Identifiable exit strategies at time of investment.

 See “The Fund” on page 39 below and “Investment Objective and Policies” on page S-1 in our SAI.

Target Investment Securities

The following are the types of privately-issued securities in which we will primarily invest (the “Target Investment Securities”):

● Preferred equity securities.  We will primarily invest in preferred equity securities of private companies.  Preferred securities, such as preferred stock, can help mitigate risks of venture investing by providing dilution protection and a preference if a portfolio company does liquidate, while at the same time offering the potential to participate in the portfolio company’s upside in, for example, an initial public offering.  Additionally, holders of preferred securities often receive preferential access to portfolio company operations and information by, for example, having the right to nominate members of the portfolio company’s board of directors.

●  Common equity securities.  In addition to preferred equity securities, we may invest in common equity securities of companies.  Common equity securities, such as common stock, typically entitle the holders to a proportionate share of a portfolio company’s profits, and are often subordinated to the rights of holders of preferred stock or debt.  Depending on the structure of a portfolio investment, we may also receive warrants to purchase additional shares of common stock from a portfolio company at a later time or upon the happening of specified events.

●  Debt instruments.  We may also invest in debt securities which may be subordinate to the rights of a portfolio company’s senior lender, and may contain equity conversion features or warrants to purchase equity securities.  Depending on the financing structure of the portfolio company, junior or mezzanine debt may allow the lender to receive a higher rate of interest and additional return potential through the combination of equity, warrants or stock options.  Such debt instruments may produce taxable income which we may not distribute completely if we retain amounts for follow-on investments as described below.  Thus, an investor’s taxable income in some years may exceed distributions we make.  See “Risk Factors—Risks Related to our Tax Structure” below.

See “The Fund” on page 39 below and “Investment Objective and Policies” on page S-1 in our SAI.

Risks

Investors should be aware that it is likely that our total value will decline in our initial two to four years, because often private equity funds experience their greatest losses in their early years before gains are realized in later stages.  This is known as the “J Curve.”  In addition, our Initial Investments will generate lower returns than anticipated for our Primary Investments, which means that our income may not meet our expenses for several years.  See page 15.

Investing in our illiquid Units (see page 23) involves other risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our Units.  Our Initial Investments will consist primarily of illiquid debt securities which generally will not be rated by any rating agency, and if they were so rated, may be below investment grade, or “junk” rated.  See page 20.  As we transition out of our Initial Investments, we expect that our Primary Investment portfolio will consist primarily of securities issued by Buyout/Recap Stage and Late Stage Growth privately-held companies, which investments may involve a high degree of business and financial risk.  See page 21.  Furthermore, nearly all of our assets will consist of securities which are illiquid, and our Primary Investment portfolio companies typically will require additional outside capital beyond our investment in order to succeed.  See page 21.  Finally, our relationship with our Adviser and ICO may present conflicts of interest.  See page 17.

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We are also subject to certain risks associated with valuing our portfolio (see page 15), changing interest rates (see page 19), accessing additional capital (see page 19), fluctuating quarterly results (see page 16) and operating in a regulated environment (see page 16).  See “Risk Factors” beginning on page 15 for a discussion of factors you should carefully consider before deciding whether to invest in our Units.

Corporate Information

Our offices are located at 118 Third Avenue, SE, Suite 630, Cedar Rapids, Iowa 52401, and our telephone number is (319) 366-0456.  See “The Fund” on page 39 below and “Additional Information” on page S-20 in our SAI.

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THE OFFERING

Number of Units offered by us…………………	6,400,000 Common Units. See “Plan of Distribution” below.

Minimum number of Units ……………………	Each individual investor must purchase a minimum of 2,000 of our Common Units in this offering, but is not required to maintain any level of Unit ownership after this offering. We must receive aggregate subscriptions for at least 2,400,000 Units (the Minimum Offering) before we will effect the offering. See “Plan of Distribution” below.

State Association Membership ………………	Persons who are not members of a State Association at least 60 days before this offering must become a member of a State Association to participate in this offering. Additionally, Unitholders must remain members of a State Association throughout the term of the Fund. Failure to remain a member of a State Association could result in a withholding of a distribution from the Fund. See “Summary of our Operating Agreement” below.

Plan of Distribution……………………………	We will only issue Common Units to persons who are members of a State Association. If you are not currently a member of a State Association, you must become one to participate in this offering. The Selling Parties and Wholesalers will sell our Units on a best efforts basis. The amount of commission we pay in connection with the purchase of Units will depend on the number of Units purchased, whether you are a member of a State Association prior to this offering, and whether you purchase through a Wholesaler. In addition, our officers and directors may assist the Fund in selling its Units to certain Exempt Purchasers without compensation where permitted by applicable law. See “Plan of Distribution” below.

Units outstanding after this offering…………	6,573,913 Units, assuming the sale of all 6,400,000 Common Units offered and the exercise by ICO of its warrant to purchase 84,781 additional Common Units. See “Description of Units” below.

Use of proceeds ………………………………	We intend to use the net proceeds of this offering to primarily invest in the Target Investment Securities of privately-held Buyout/Recap and Later Stage Growth companies operating in a variety of industries which are located primarily in Middle America.

Because it will take us longer to make our portfolio company investments than the typical closed-end fund, until we are fully invested in our target portfolio companies, we will hold our assets in the Initial Investments, which include cash, treasury bills and similar liquid investments for projected initial investment needs and expenses, as well as debt securities of private U.S. companies, private debt offerings of public companies with less than $250 million in market capitalization and other similar investments.  See “Use of Proceeds” below.

Because the rate of return on our Initial Investments will be lower, a portion of our operating and management fee expenses will be paid directly out of investor’s cash contributions to us for an indeterminate period of time.

Limited life……………………………………
We intend to deploy the assets raised in this offering in investments meeting our investment objective in a four to six year period, actively manage such investments, then harvest returns on those investments and make distributions to our Unitholders.

Our Initial Investments will be structured to provide cash when we determine to invest in Target Investment Securities.  We will structure Primary Investments to remain outstanding for approximately five years, although the actual timing of investment returns will vary significantly.  In the event that we realize returns on these investments in our first six years of operations, we intend to distribute any capital gains we achieve and may retain the principal for further investments in portfolio companies.  Any principal returned more than six years after the commencement of our investment activities will be distributed along with any net gains realized on those investments, provided that we may retain such portion of any principal we deem necessary to

6

fund follow-on investments in our portfolio companies and our ongoing expenses. We anticipate that we will wind up our operations within approximately 12 years. We would wind up after we have sold all remaining portfolio company investments in one or more transactions, which would occur at the point our remaining asset level no longer justifies the cost of maintaining a public entity. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below.

Regulatory status ……………………………	We have elected to be regulated as a BDC under the 1940 Act. See “Election to Be Regulated as a Business Development Company” and “Risk Factors—Risks Related to Our Operations” below.

Suitability and liquidity………………………	The Fund is intended to operate similar to a traditional venture capital / private equity fund, to have a limited (ten to twelve year) term, and our Units will not be listed on any stock exchange. No market will develop for our Units and the transferability of the Units is restricted. Therefore, you should consider an investment in our Units as long term in nature and not purchase our Units if you believe you may need to sell them in the near term.

Our net asset value immediately following this offering will reflect reductions resulting from the sales load and the amount of the offering expenses paid, which will have a dilutive effect.  See “Dilution” below.  This will have a greater effect on investors expecting to sell their Units soon after completion of this offering.  We generally may not issue additional Units at a price below our net asset value (net of any sales load (underwriting discount)) without first obtaining approval of our Members and our Board of Directors.  See “Net Asset Value” in our SAI.

Transferability ………………………………
In order to maintain our partnership taxation status, we must restrict the number of our Units which may be transferred in any one fiscal year.  If we issued 4,800,000 Units in this offering, no more than 96,000 Units could be transferred in any fiscal year (subject to certain exclusions).  Furthermore, any proposed transfer of our securities is subject to the conditions and restrictions on transfer provided in our Third Amended and Restated Limited Liability Company Agreement dated June 8, 2010 (the “Operating Agreement”).  See “Transferability” below.

Distributions …………………………………	We will operate similar to a traditional venture capital firm, and will not make regular distributions to our Unitholders. We do not anticipate making any distributions until our portfolio experiences sufficient liquidity events to provide cash flow for our expenses and follow on investment obligations—which we anticipate will take at least four years from the time we close this offering. See “Management’s Discussion and Analysis of Financial Conditions and Results of Operations—Determining Distributions to Unitholders” below.

Taxation………………………………………
As a limited liability company (“LLC”), we have elected to be taxed as a partnership under the Internal Revenue Code of 1986, as amended (the “Tax Code”).  Accordingly, we will not pay taxes at our company level, and our Unitholders will instead be responsible for their proportionate share of our income and gains.  See “Certain U.S. Federal Income Tax Considerations” below.

Investment adviser……………………………
AAVIN Equity Advisors, LLC, a Delaware limited liability company registered as an investment adviser, serves as our investment adviser under the terms of a Second Amended and Restated Investment Advisory Agreement dated June 8, 2010 (“Advisory Agreement”). See “Management” below and “Management of the Fund” in our SAI.

Fees……………………………………………	Pursuant to the Advisory Agreement, we will pay our Adviser a fee consisting of two components: a base management fee and an incentive fee. The base management fee is equal to 2.5% of our total assets.

The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable annually in arrears and will equal (i) the amount by which our net investment income for any year exceeds 8.0% of our net managed assets, up to 10.0% of our net managed assets; and (ii) 20% of the amount by which our net investment income for the year exceeds 10.0% of our net managed assets.

The second part of the incentive fee, the capital gains fee, will only be paid after Members receive back their capital contributions, plus a cumulative return of 8% (the “Member Return”). At that point, we will pay the Adviser a fee equal to (i) 20% of (a) our cumulative net realized capital gains, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the

7

aggregate amount of all capital gains fees paid to our Adviser in prior years. See “Management —Advisory Agreement” below, which contains a discussion of our expenses, and “Fees and Expenses—Examples of Incentive for Calculation” below for examples of how incentive fees are calculated.

In addition to advisory fees paid to the Adviser, Unitholders will annually pay other expenses in proportion to the number of Units held, which will include administrative expenses; and in connection with this offering, Unitholders will indirectly pay a sales load and other offering expenses.  See “Fees and Expenses” below.

ICGA……………………………………………	The ICGA, through ICO, has funded our organizational expenses and the expenses of this offering to date through the purchase of 89,132 Common Units and holds a warrant to purchase an additional 84,781 Common Units at a price of $11.50 per Unit. We have entered into the ICGA Agreement under which the ICGA has licensed the use of its trademark to us and has granted us access to its industry research, contacts and membership, in exchange for an annual payment of 0.15% of our net asset value. See “Certain Relationships and Related Transactions” below. See “Plan of Distribution—Requirements to Purchase Units” below.

Leverage ………………………………………	We will not issue any preferred equity and we otherwise do not intend to borrow money.

Qualifying Assets ……………………………
Consistent with the requirements of the 1940 Act, at least 70% of our assets must consist of “qualifying assets.”  Generally, “qualifying assets” are assets relating to our operation as a BDC, securities purchased in private offerings from “eligible portfolio companies” and certain other companies specified by the 1940 Act, and securities purchased from eligible portfolio companies which have no market for such securities and for which we own at least 60% of such company’s securities, cash, government securities and high quality debt.  No more than 30% of our assets may consist of non-qualifying assets at the time we acquire an asset.  See “Regulation—Qualifying Assets” below.

Anti-takeover provisions………………………	Our Operating Agreement contains several provisions which limit your ability to change our management and which would operate to deter others from taking control of the Fund. For example, we are not required to hold any Unitholder meetings unless otherwise required by law. A majority of our Directors may call a Unitholder meeting, and Unitholders holding at least 51% of our outstanding Units may call a meeting. Furthermore, our Directors’ terms are unlimited and upon a Directorship’s vacancy, the remaining Directors are empowered to fill the vacancy, subject always to the 1940 Act requirement that a majority of our Directors be independent. See “Certain Provisions of Our Operating Agreement and the Delaware Limited Liability Company Act” in our SAI.

Risk factors……………………………………	Investing in our Units involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our Units. It is likely that our total value will decline in our early years, because often private equity funds experience their greatest losses in their early years before gains are realized in later stages. This is known as the “J Curve.” In addition, our Initial Investments will generate lower returns than is anticipated for our Primary Investments, which means that our income may not meet our expenses for several years.

Our Initial Investments will consist primarily of illiquid debt securities which generally will not be rated by any rating agency, and if they were so rated, may be below investment grade, or “junk” rated.  In addition, we expect that our portfolio will consist primarily of securities issued by Buyout/Recap Stage and Late Stage Growth privately-held companies, which investments may involve a high degree of business and financial risk.  Furthermore, nearly all of our assets will consist of securities which are illiquid.  Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed. A number of entities compete for the same kind of investment opportunities we seek.  We do not intend to borrow funds to make our investments in portfolio companies.

We are also subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results and operating in a regulated environment. See “Risk Factors” beginning on page 15 for a discussion of factors you should carefully consider before deciding whether to invest in our Common Units.

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Available information …………………………
We have filed with the Securities and Exchange Commission, or SEC, a registration statement on Form N-2, including any amendments thereto and related exhibits, under the Securities Act of 1933, as amended (the “Securities Act”), with respect to our Units offered by this Prospectus. The registration statement contains additional information about us and our Units being offered by this Prospectus. Our Units are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are required to file reports, proxy statements (if we hold Member meetings) and other information with the SEC.  This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.  In addition, the SEC maintains an internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

We have also filed the registration statement with the states in which this offering is being registered, as discussed below under “Regulation—State Registration Matters.”

9

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Unitholder transaction expenses (as a percentage of offering price)(1):
Sales load …………………………………………………………………………………………	8.0%(2)
Offering expense …………………………………………………………………………………	1.7%(3)
Total Unitholder transaction expenses paid by investors in this offering …………………	9.7%(1)

Annual expenses following this offering (as a percentage of net assets attributable to Units)(1):
Base management fee payable under Advisory Agreement …………………………………	2.5%(4)
Incentive fees payable under Advisory Agreement …………………………………………	0.0%(5)
Other expenses……………………………………………………………………………………	1.2%(6)
Acquired fund fees and expenses………………………………………………………………	0.014%(7)
Total annual expenses	3.7%
_____________

(1)
The estimated expenses presented in this table are based upon the assumption that we issue a total of 4,800,000 Common Units in this offering.  To the extent we issue more than 4,800,000 Units in this offering, the expenses shown in the table would be reduced.

(2)
We have agreed to pay the Selling Agents a commission of 5% per Unit for purchases of the first 20,000 Units by an investor; 4% per Unit for purchases of the next 20,000 Units by that investor; 2% per Unit for purchases of the next 40,000 Units by that investor; and 1% per Unit for all units above 80,000 Units by that investor.  For purchases by investors who are not members of a State Association at least 60 days prior to this offering, we will pay an additional commission of 1% per Unit for the first 20,000 Units by each such investor.  For Exempt Purchasers, we will not pay any sales commission to a Selling Agent.  We will pay no sales commission on any sale to an investor who purchases Units to be held in a Managed Account.  For purchases by investors who purchase Units through a Wholesaler Selling Agent, we will pay a wholesaling fee of up to 2% per Unit to such Wholesaler Selling Agent.  If investors purchase Units to be held in a Managed Account that is managed by a registered investment adviser introduced to the Placement Agent by a Wholesaler, we will pay a wholesaling fee of up to 2% per Unit to the Wholesaler.   The table above assumes that no investors are Exempt Purchasers or State Association members prior to this offering, that all investors purchase fewer than 20,001 Units, that all investors purchase through Wholesaler Selling Agents, and that no investor purchases Units to be held in a Managed Account.  To the extent investors (i) are State Association members, (ii) purchase more than 20,000 Units, (iii) do not purchase through a Wholesaler Selling Agent, or (v) purchase Units to be held in a Managed Account, the sales load amount would be reduced.

(3)
The percentage reflects the aggregate expenses of the offering, which include a structuring fee of 0.5% per Unit payable by us to the Placement Agent (except that we will not pay the structuring fee on sales to Exempt Purchasers), and are estimated to be $150,000 for the Minimum Offering and $400,000 for the Maximum Offering.  To the extent we issue Units to Exempt Purchasers, the amounts shown in the table would be reduced.  The estimated offering expenses also consist of, among other things, professional and printing expenses.

(4)
The base management fee (“Base Management Fee”) is equal to 2.5% of our “Gross Assets” (our total assets, including investments made with the proceeds of any borrowing, but not including any uninvested cash or cash equivalents resulting from borrowings).  The Base Management Fee will be paid monthly in arrears, and calculated based on the value of our assets as of the end of the month.  To the extent the Adviser receives fees from our portfolio companies for providing them with managerial assistance on our behalf as required under the 1940 Act, such fees will be offset against Base Management Fees payable by us to the Adviser.  See “Management—Management Fees” below.
The percentage shown in the table is the percentage of our assets payable to our Adviser under the Advisory Agreement respecting the Base Management Fee and assumes that upon the completion of this offering 100% of our cash is invested.  To the extent that any cash is not invested, the percentage in the table would be lower.  While we do not intend to borrow, to the extent we did borrow and invested such capital, the percentage shown in the table would be accordingly higher.

(5)
We will pay our Adviser an incentive fee consisting of two components — an investment income fee and a capital gains fee.  The investment income fee (“Investment Income Fee”) equals (i) the amount by which our Pre-Incentive Fee Net Income for the year exceeds the 8% Hurdle, up to the 10% Hurdle, and (ii) 20% of the amount by which our Pre-Incentive Fee Net Income for the year exceeds the 10% Hurdle.  If our Pre-Incentive Fee Net Income does not exceed either the 8% Hurdle or the 10% Hurdle, no Investment Income Fee will be earned or paid.

For purposes of calculating the Investment Income Fee:

● “8% Hurdle” means 8.0% of our Net Managed Assets.

● “10% Hurdle” means 10.0% of our Net Managed Assets.

● “Pre-Incentive Fee Net Income” means interest income, dividend income, and any other income (including accrued income that we have not yet received in cash (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we are entitled to receive from portfolio companies accrued during the year, minus our operating expenses for such year (including the Base Management Fee, expenses payable by us, any interest expense, any tax expense, and dividends paid on issued and outstanding preferred equity, if any, but excluding the Incentive Income Fee); provided, however, “Pre-Incentive Fee Net Investment Income” does not include any income derived from cash, cash equivalents, other temporary short term investments or any other assets which are not invested in accordance with our investment objective.  While we will not pay the Adviser the Investment Income Fee based upon income from temporary investments, as described above under “Prospectus Summary—the Fund,” we do include cash, treasury bills and similar liquid investments within our investment objective.

● “Net Managed Assets” means our total assets, less any debt and less any assets not invested according to our investment objective.

No Investment Income Fee will be earned or paid until the end of our first year of operations following the closing of this offering.  In the event we pay the Adviser an Investment Income Fee based upon accrued income which is not actually received, such fees would be refunded by the Adviser.

The second part of the incentive fee, the capital gains fee (“Capital Gains Fee”), will only be paid after the Member Return has been made to our Members.  At that point, we will pay the Adviser any Capital Gains Fee determined and payable in arrears as of the end of each fiscal year following the Member Return (or, upon termination of the Advisory Agreement, as of the termination date, provided the Member Return has been made), on a cumulative basis from the effective date of the Advisory Agreement to the end of such fiscal year, equal to (i) 20% of our net realized capital gains (our realized capital gains, less realized capital losses) less any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all Capital Gains Fees paid to our Adviser in prior years.  See “Management—Management Fees” below.

The percentage in the table is presented as a percentage of our net assets attributable to our Units, which includes the estimated net proceeds of this offering, less estimated expenses.  However, under the terms of the Advisory Agreement, we will pay our Adviser the Capital Gains Fee based upon our “Pre-Incentive Fee Net Income,” that excludes offering proceeds that are not invested in accordance with our investment objective.  For purposes of the table, these excluded assets are included in our net assets attributable to our Units. Additionally, while we will not pay the Adviser the Capital Gains Fee based upon income from temporary investments, as described above under “Prospectus Summary—the Fund,” we do include cash, treasury bills and similar liquid investments within our investment objective.

Because of the hurdle rates discussed above and the length of time before we anticipate realizing gains on our Primary Investments as described elsewhere in this Prospectus, we do not anticipate paying the Adviser any incentive for several years following our commencement of operations.  Therefore, we have assumed $0 as a provision for incentive fees in this table.

(6)
“Other expenses” includes our overhead expenses which are estimated for the current fiscal year, including legal and accounting expenses, as well as the annual payment to the ICGA of 0.15% of our net assets under the ICGA Agreement.

(7)
“Acquired fund fees and expenses” represents an annual cost of $7,767 for an investment by us (as part of our Initial Investments) of $2,773,980 into the DWS Money Market Series fund for the entire year, which has total annual fund operating expenses of 0.28% per year before fee waivers.  We estimate that we would so invest in such money market or similar fund for two years following the point at which we break escrow, and thereafter on a more limited basis for cash management purposes.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Units.  These amounts are based upon the following assumed expenses expressed as a percentage of our net assets, as described in greater detail above, except as noted below: (i) an aggregate 8% sales load, (ii) offering expenses for this offering of 1.7%, (iii) a base management fee of 2.5% payable to our Adviser, and (iv) overhead, administrative and other expenses of 1.2%.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return……………………………	$131	$199	$270	$454

The example and the expenses in the tables above should not be considered a representation of our future expenses, actual expenses may be greater or less than those shown, and the example does not include the payment of any incentive fee to our

Adviser. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.  We anticipate that returns on our Initial Investments will not be sufficient to fund our ongoing operational and management fee expenses, and accordingly a portion of Unitholders’ cash contributions will be used to fund these expenses.  A 5% annual return will not require payment of an Investment Income Fee to our Adviser (discussed in footnote 5 above), and thus no Income Incentive Fee is included in this example.  In addition, a 5% annual return will not require payment of a Capital Gains Fee to our Adviser, as we must first achieve the Member Return before and Capital Gains Fees are payable.  To the extent we pay our Adviser a Capital Gains Fee, you would pay more expenses than reflected in the table above.

Examples of Incentive Fee Calculation

The following examples are intended to assist in an understanding of the two components of the incentive fee.  These examples are not intended as an indication of our expected performance.

Example 1: Investment Income Fee
Assumptions
(i) The following Example 1 calculations only apply after the point at which we receive the proceeds of this offering, as our Adviser is not entitled to any Investment Income Fee in any earlier period.

(ii) Annual hurdle rate of 8.00%.
(iii) Base Management Fee of 2.50%.
(iv) No debt incurred, no cash or cash equivalents.
(v) Other expenses (legal, accounting, custodian, transfer agent, but not organizational, offering expenses or income tax) of 1.00%.
Alternative 1
Additional Assumptions	(i) Investment income (including interest, distributions, fees, etc.) = 5.00%
(ii) Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)), as a percentage of our net assets = 1.50%
Result:	Pre-Incentive Fee Net Investment Income does not exceed hurdle rate = there is no Investment Income Fee.
Alternative 2
Additional Assumptions	(i) Investment income (including interest, distributions, fees, etc.) = 14.00%
(ii) Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 10.50%
Result:	Pre-Incentive Fee Net Investment Income exceeds hurdle rate = there is an incentive fee.

	Pre-Incentive Fee Net Investment Income above 8.0% hurdle rate, up to 10%	= 2.0%
	Calculation:	= 2.0% x 20% (fee payable)
	Pre-Incentive Fee Net Investment Income above 10.0%	= 0.5%
	Calculation:	= 0.5% x 100% (fee payable)

Example 2:  Capital Gains Fee

Note: The fair market value (“FMV”) of investments used in the following alternatives is as determined according to our valuation procedures described in more detail below under “The Fund—Investment Valuation.”  In the examples below, we assume no other losses or gains on our investments, and we also assume that we have exceeded the applicable hurdle rate in all cases.

Year	Alternative 1 Assumptions	Impact on the Capital Gains Fee	Resulting Capital Gains Fee
1	$20 million investment made and November 30 FMV of $20 million	No impact	—
2	November 30 FMV of investment of $22 million	No impact	—
3	November 30 FMV of investment of $17 million	Reduce base amount on which the Capital Gains Fee is calculated by $3 million	—
4	Investment sold for $21 million	Increase base amount on which the Capital Gains Fee is calculated by $4 million (less the amount, if any, of the unrealized capital depreciation from Year 3 that did not actually reduce the Capital Gains Fee that would otherwise have been payable to our Adviser in Year 3)	$200,000

Year	Alternative 2 Assumptions	Impact on the Capital Gains Fee	Resulting Capital Gains Fee
1	$20 million investment made and November 30 FMV of $20 million	No impact	—
2	November 30 FMV of investment of $17 million	Reduce base amount on which the Capital Gains Fee is calculated by $3 million	—
3	November 30 FMV of investment of $17 million	No impact	—
4	November 30 FMV of investment of $21 million	No impact	—
5	November 30 FMV of investment of $18 million	No impact	—
6	Investment sold for $15 million	Reduce base amount on which the Capital Gains Fee is calculated by $2 million (plus the amount, if any, of the unrealized capital depreciation from Year 2 that did not actually reduce the Capital Gains Fee that would otherwise have been payable to our Adviser in prior years)	$0
Year	Alternative 3 Assumptions	Impact on the Capital Gains Fee	Resulting Capital Gains Fee
1	$20 million investment made in company A (“Investment A”), $20 million investment made in company B (“Investment B”) and November 30 FMV for each investment is $20 million	No impact	—
2	November 30 FMV of Investment A is $21 million and Investment B is sold for $18 million	Reduce base amount on which the Capital Gains Fee is calculated by $2 million (realized capital loss on Investment B)	—
3	Investment A is sold for $23 million	Increase base amount on which the Capital Gains Fee is calculated by $3 million (realized capital gain on Investment A)	$200,000
Year	Alternative 4 Assumptions	Impact on the Capital Gains Fee	Resulting Capital Gains Fee
1	$20 million investment made in company A (“Investment A”), $20 million investment made in company B (“Investment B”) and November 30 FMV for each investment is $20 million	No impact	—
2	November 30 FMV of Investment A = $21 million and FMV of Investment B = $17 million	Reduce base amount on which the Capital Gains Fee is calculated by $3 million (unrealized capital depreciation on Investment B)	—
3	November 30 FMV of Investment A = $18 million and FMV of Investment B = $18 million	Reduce base amount on which the Capital Gains Fee is calculated by $2 million (unrealized capital depreciation on Investment A)	—
4	November 30 FMV of Investment A = $19 million and FMV of Investment B = $21 million	No impact	—
5	Investment A is sold for $17 million and Investment B is sold for $23 million	Increase base amount on which the Capital Gains Fee is calculated by $5 million ($6 million of realized capital gain on Investment B partially offset by $1 million of realized capital loss on Investment A) (less the amount, if any, of the unrealized capital depreciation on Investment A from Year 3 and the unrealized capital depreciation on Investment B from Year 2 that did not actually reduce the Capital Gains Fee that would otherwise have been payable to our Adviser in prior years)	$0

FORWARD-LOOKING STATEMENTS

The matters discussed in this Prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.  Forward-looking statements relate to future events or our future financial performance.  We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments and achieve certain levels of return.  In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Prospectus should not be regarded as a representation by us that our plans or objective will be achieved.  The forward-looking statements contained in this Prospectus include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our prospective portfolio companies;
•	the impact of investments that we expect to make;
•	our informal relationships with third parties;
•	the dependence of our future success on the U.S. economy;
•	the ability of our portfolio companies to achieve their objectives;
•	our ability to make investments consistent with our investment objective, including with respect to the size, nature and terms of our investments;
•	our expected financings;
•	our regulatory structure;
•	our ability to operate as a business development company;
•	the adequacy of our cash resources and working capital and our anticipated use of proceeds; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this Prospectus, please see the discussion under “Risk Factors.”  You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Prospectus relate only to events as of the date on which the statements are made.  We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Prospectus.  The forward-looking statements contained in this Prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

RISK FACTORS

An investment in our Units should not constitute a complete investment program for any investor and involves a high degree of risk.  Due to the uncertainty in our investments, there can be no assurance that we will achieve our investment objective. You should carefully consider the risks described below before making an investment decision.

Risks Related to Our Operations

We are dependent upon our Adviser’s key personnel for our success.

We depend on the diligence, expertise and business relationships of our Adviser’s personnel, who will evaluate, negotiate, structure, close and monitor our investments.  Our success will depend on the continued service of the Adviser’s principals.  The departure of one or more of the Adviser’s principals could have a material adverse effect on our ability to achieve our investment objective and on the value of our Units.  We will rely on certain employees of the Adviser, especially Messrs. Thorp, Rhines, Hender, Kaalberg and Kölln, who will be devoting significant amounts of their time to non-Fund related activities of the Adviser and its affiliates. To the extent Messrs. Thorp, Rhines, Hender, Kaalberg and Kölln, and other employees of the Adviser, who are not committed to provide services exclusively to us are unable to, or do not, devote sufficient amounts of their time and energy to our business, our performance may suffer and we may not achieve our investment objective.

There are likely to be substantial losses among some of our portfolio investments.

The investments that we will be making are highly speculative and subject to a number of risks.  As a result, we expect that a number of our portfolio companies will fail to meet their goals, resulting in a complete or partial loss of our investments in those companies.  In other funds managed by the Adviser, between 20% and 50% of portfolio companies have failed to repay the investments made in them.  If a greater number of portfolio companies do not return the investments we make in them, it would materially affect the value of our Units and the returns of our investors.

The total value of our portfolio investments is likely to fall in our early years of operations.

In a typical private equity portfolio, more losses are realized in the fund’s early years before gains are realized in later years, and we do not expect the Fund’s results to differ.  In addition, our fees and expenses, such as those relating to our registration under the Exchange Act, will reduce our total assets for a number of years until we have sufficient current income from our investments to cover such expenses.  As a result, our total assets are likely to fall in our early years of operations.  This decline in assets would have a negative effect on the net asset value of our Units.

Our Adviser has no experience organizing or managing a BDC, and its size may limit its ability to retain sufficient personnel.

Our Adviser has no experience in establishing or managing a BDC (other than the experience of Mr. Thorp as an officer of an adviser to, and a trustee of, a BDC).  BDCs must maintain their capital structures as provided in the 1940 Act, BDCs are restricted in the types of securities they may purchase, and BDCs must offer to provide a majority of their portfolio companies with significant managerial assistance.  The time required to maintain a BDC could distract our Adviser from its other duties, including those related to our business.  Additionally, our Adviser is a relatively small organization and could, as a result, have a more difficult time retaining a sufficient number of personnel to conduct our operations.

It may take us a significant amount of time to fully invest the proceeds of this offering in the Target Investment Securities, and our Initial Investments are likely to generate lower rates of return.

Under normal economic conditions, it will take us four to six years to identify appropriate investments in a portfolio of 20 to 25 small privately-held companies.  Because this investment strategy takes additional time, we will hold our assets in the Initial Investments prior to investing in our target portfolio companies.  The Initial Investments are likely to generate lower rates of return than our target investments and will therefore lower our overall returns.  Because the rate of return on our Initial Investments will be lower, a portion of our operating and management fee expenses will be paid directly out of investor’s cash contributions to us for an indeterminate period of time.  The longer it takes us to invest in the Target Investment Securities, the negative effect of holding our Initial Investments will be exacerbated.  See “Use of Proceeds.”

Most of our portfolio investments will be recorded at fair value as determined in good faith by our Board of Directors and in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820, Fair Value Measurements and Disclosures.  As a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Pursuant to the requirements of the 1940 Act, substantially all of our portfolio investments will be recorded at fair value as determined in good faith by our Board of Directors according to its written procedures described below under “The Fund—Investment Valuation” on a quarterly basis (or more frequently as circumstances require), and, as a result, there is uncertainty regarding the value of our portfolio investments.  Because there will typically be no readily ascertainable market value for the investments in our portfolio, our Board will determine in good faith the fair value of our investments pursuant to our valuation policy and a consistently applied valuation process.  See “The Fund—Investment Valuation” below.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we intend to make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment and record unrealized depreciation for an investment that we believe has lost value, including where collection of a debt security or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our security has also appreciated in value, where appropriate.

The types of factors that may be considered in fair value pricing of a potential investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments on its outstanding indebtedness, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow and other relevant factors.  Because such valuations are inherently uncertain, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed.  As a result, we may not be able to dispose of our holdings at a price equal to or greater than the determined fair value, which could have a negative impact our net asset value.

Our quarterly results will fluctuate.

We will experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on our debt investments or the distribution rates on the equity investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.  As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We have not identified specific private investments in which to invest all of the proceeds of this offering.

As of the date of this Prospectus, we have not identified or negotiated any specific private investments in which to invest the net proceeds of this offering.  While we may begin evaluating prospective investments prior to the closing of this offering, we will not commit to any specific investments before the closing of this offering.  As a result, you will not be able to evaluate the manner in which we invest or the economic merits of any investments we make with the net proceeds of this offering prior to your purchase of Units in this offering.

If our investments do not meet our performance expectations, you may not receive distributions.

We may not be able to achieve operating results that will allow us to pay distributions at a specific level or to increase the amount of these distributions from time to time.  Our investment strategy is primarily to seek gains on our investments, and not the generation of regular income to support regular distributions.  In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to pay distributions if we were to borrow money.  See “Regulation” below.  We cannot assure you that you will receive distributions at a particular level or at all.

Changes in laws or regulations or in the interpretations of laws or regulations could significantly affect our operations and cost of doing business.

We will be subject to federal, state and local laws and regulations and judicial and administrative decisions that will affect our operations, including loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices.  If these laws, regulations or decisions change, we may have to incur significant expenses in order to comply, or we may have to restrict our operations.  In addition, if we do not comply with applicable laws, regulations and decisions, or fail to obtain licenses that may become necessary for the conduct of our business, we may be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

The incentive fee payable to our Adviser may create other conflicting incentives.

The incentive fee payable by us to our Adviser may create an incentive for our Adviser to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such a compensation arrangement.  Our Adviser will receive an incentive fee based, in part, upon net realized capital gains on our investments.  Unlike the Investment Income fee (which is based on net investment income), there is no hurdle rate applicable to the Capital Gains Fee, which is based on net capital gains (but our Members must receive a return of their capital plus a cumulative 8% return on their investment before a capital gains fee is payable).  As a result, our Adviser may have an incentive to pursue investments that will result in capital gains compared to income-producing securities.

The Investment Income Fee payable by us will be computed and paid on income that may include interest that has been accrued but not yet received in cash, and the collection of which is uncertain or deferred.  If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the Investment Income Fee will become uncollectible.  Our Adviser will not be required to reimburse us for any such incentive fee payments.

We may face conflicts of interest in our investing activities, and the investment activities performed by our Adviser for other funds may create conflicts of interest which are not in the best interest of us or our Unitholders.

It is possible that, through the course of identifying and structuring potential investments, our Adviser may be presented with investment opportunities which could benefit certain investors in the portfolio company to the detriment of our Unitholders.  Such other investors could include other funds managed by our Adviser.

       While our Adviser intends to allocate investment opportunities in a fair and equitable manner (i.e., pro-rata among its accounts) consistent with our investment objective and strategies, and in accordance with its written allocation procedures so that we will not be disadvantaged in relation to any other client, our Adviser’s services under the Advisory Agreement are not exclusive.  AAVIN is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us, so long as its services to us are not impaired by the provision of such services to others, and provided that the Adviser notifies us prior to agreeing to serve as investment adviser to another fund having a similar investment strategy.  In addition, the private funds managed by our Adviser may make investments similar to investments that we may pursue.  Because we are limited in our ability to co-invest with other funds managed by our Adviser under the 1940 Act, the fulfillment by our Adviser of its obligations to its other clients might not be in the best interests of us or our Unitholders.

Our relationship with the ICGA may present conflicts of interest.

The ICGA, through ICO, has funded our organizational and offering expenses to date in exchange for Common Units, has recommended persons to serve on our Board of Directors, and through the ICGA Agreement under which we will compensate ICGA, will provide us with ongoing services, including providing us with market research and coordinating access to its membership.  In addition, several of our board members are associated with the ICGA and investors in this offering must be members of the ICGA or a State Association to participate in this offering.  This relationship presents the risks that our Adviser could make investment decisions which directly or indirectly benefit the ICGA or its affiliates, or that we may be prohibited from making investments which otherwise would be in the best interests of our Unitholders because of the 1940 Act provisions that limit direct or indirect transactions with our affiliates.  See “Management of the Fund—Conflicts of Interest” in our SAI.

As a BDC, we are subject to limitations on our ability to engage in certain transactions with affiliates.

As a result of our election to be regulated as a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors or the SEC.  The 1940 Act defines “affiliates” broadly to include (i) any person that owns, directly or indirectly, 5% or more of our outstanding voting securities, (ii) any person of which we own 5% or more of their outstanding securities, (iii) any person who directly or indirectly controls us, such as ICO or the ICGA, (iv) our officers, directors and employees, and (v) our Adviser, among others, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors.   The 1940 Act also prohibits “joint” transactions with an affiliate or with other specified persons, which could include investments in a portfolio company which is also owned by an affiliate (whether at the same or different times), without prior approval of our independent directors.  If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.

Because of our election to be regulated as a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.  Generally, “qualifying assets” are (i) securities purchased in private offerings from (a) “eligible portfolio companies” or from affiliates of the eligible portfolio company, or (b) U.S.-organized companies which are not investment companies having a class of securities for which a broker may extend margin credit, if at the time of purchase, we own at least 50% of such company’s equity and debt securities, and we are one of the 20 largest holders of the company’s outstanding voting securities; (ii) securities of eligible portfolio companies which we control; (iii) securities purchased in private offerings from either a U.S.-organized company which is not an investment company with a class of securities for which a broker may extend margin credit or from an affiliate of such company, if the company is in reorganization, consummating a plan of reorganization or insolvent; (iv) securities purchased in private offerings from an eligible portfolio company if there is no market for such securities and if prior to such purchase we own at least 60% of the company’s outstanding equity securities; (v) securities received in exchange for or distributed on or with respect to the securities described in (i) through (iv) above or pursuant to the exercise of an option or warrant; (vi) cash, government securities or high-quality debt securities having maturities of one year or less; and (vii) our office furniture, real estate or leases, deferred organizational and operating expenses and our other noninvestment assets required for our operations as a BDC.

“Eligible portfolio companies” are generally companies which are organized in the United States, are not investment companies, and which either: (i) do not have securities for which a broker may extend margin credit, (ii) are controlled by a BDC or a group including a BDC, (iii) are solvent and have assets under $4 million and capital and surplus of at least $2 million, or (iv) (A) do not have a class of securities listed on a national securities exchange, or (B) have a class of securities listed on a national securities exchange, but have a market capitalization below $250,000,000.  See “Regulation—Qualifying Assets” below.

If, for example, we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make such an investment, or if we acquire securities from an issuer which otherwise meets the definition of an eligible portfolio company but we purchase the securities in a public offering, these acquired assets cannot be treated as “qualifying assets.”  The failure of an investment to meet the definition of a qualifying asset could preclude us from otherwise taking advantage of an investment opportunity we find attractive.  In addition, our failure to meet the BDC qualifying asset requirements could result in the loss of BDC status, which would significantly and adversely affect our business plan by, among other things, requiring us to register as a closed-end investment company.

We will operate in a competitive market for investment opportunities.

We will compete with public and private funds, individuals and family offices, commercial and investment banks and commercial financing companies to make investments.  Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us.  For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us.  In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us.  Furthermore, most of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a result of our election to be regulated as a BDC.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of this offering or that are not consistent with our targeted investment characteristics.

Our portfolio may be comprised of a limited number of portfolio companies.

We intend to make investments in a limited number of portfolio companies.  An inherent risk associated with this investment concentration is that we may be adversely affected if one or two of our investments perform poorly or if we need to write down the value of any one investment. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a more “diversified” company holding numerous investments.

Unrealized decreases in the value of investments in our portfolio may impact the value of our Units and may reduce our realized gains available to pay distributions.

Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation.  Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to our investments whose market values or fair values have decreased.  This could result in realized losses in the future and ultimately in reductions of our realized gains available for distributions in future periods.

We generally will not control our portfolio companies.

We do not expect to control the decision making in our portfolio companies, even though we may have board representation or board observation rights, and our debt or equity agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt or equity investors.  Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may not have the funds to make additional investments in our portfolio companies.

After making an initial private investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase stock.  At the time we make an investment, we will reserve additional capital for follow-on investments in that portfolio company.  However, there is no assurance that we will make, or will have sufficient funds to make, follow-on investments.  In addition, we are subject to limitations relating to our BDC status which may limit our ability to make additional investments in portfolio companies.  Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful business, or may reduce the expected yield on the investment.

We will be exposed to risks associated with changes in interest rates.

A significant portion of our Initial Investments, as well as a lesser portion of our Target Investment Securities, will be in debt securities of private U.S. companies.  These investments will be subject to interest rate risks.  Generally, when market interest rates rise, the values of debt securities decline, and vice versa.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities.  This is known as call or prepayment risk.  Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

If we issue preferred stock, it could increase the risk of investing in us.

We do not intend to issue preferred stock, nor do we intend to utilize leverage for investment purposes.  If we were to issue preferred stock, the costs associated with such securities, including offering costs and periodic distribution payments, would be borne entirely by holders of our Units.  Holders of preferred stock typically enjoy rights which are superior to the rights of holders of Units, such as superior rights to distributions and a preference in liquidation.  Accordingly, the interests of holders of any preferred stock that we may issue would not necessarily be aligned with the interests of holders of our Units.  In addition, incurring debt and/or issuing preferred stock, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities.

The internal controls over financial reporting we develop may not be adequate, and our independent auditors may not be able to certify as to their adequacy, which could have a significant and adverse effect on our business and reputation.

As required by law, we are designing internal controls over financial reporting.  As a result, we will incur significant additional expenses in the near-term, which will negatively impact our financial performance and our ability to pay distributions.  This process also will result in a diversion of management’s time and attention.  We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner.  Beginning with our first fiscal year following the filing of our first annual report under the Exchange Act, our management will be required to report on our internal controls over financial reporting pursuant to Sections 302 and 404 of the Sarbanes-Oxley Act of 2002 (“SOX”) and rules and regulations of the SEC thereunder.  We will then be required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting.  There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify additional material weaknesses.

Risks Related to our Initial Investments

Our Initial Investments, a part of which will be comprised of short term liquid investments to provide for our near term investment needs and expenses, will, consistent with our BDC limitations, primarily consist of debt securities of private U.S. companies, private debt offerings of public companies with market capitalizations below $250 million and other similar investments.  Such investments may be unsecured or subordinated in nature, and accordingly may not be rated by nationally-recognized ratings agencies, or if rated, may be rated below-investment grade  by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally-recognized statistical rating organization (“NRSRO”).  The following are the general risks associated with such investments.

Any below-investment grade securities we own will expose us to increased risks associated with the securities’ issuers’ debt levels and creditworthiness.

A portion of our Initial Investments may consist of below-investment grade securities (commonly referred to as “high yield” or “junk” securities).  These high yield securities may be rated as low as C by Moody’s, CCC or lower by S&P or CC or lower by Fitch. The issuers of high yield securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets. Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices, increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or issuer specific events will make the issuer unable to make interest and/or principal payments and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity.

If a fixed income security is considered investment grade at the time of investment and is subsequently downgraded below that rating, we will not be required to dispose of the security. With respect to securities that are downgraded, the Adviser will consider what action, including the sale of the security, is in the best interests of the Fund and our Members.

Our Initial Investments may expose us to greater credit risks.

Credit risk is the risk that one or more of our Initial Investments will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status.  Credit risk is increased when an Initial Investment is downgraded or the perceived creditworthiness of the issuer deteriorates.  In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on our net asset value.  Ratings may not accurately reflect the actual credit risk associated with a security.  If a security is subsequently downgraded after we purchase it, we will not be required to dispose of the security. If a downgrade occurs, the Adviser will consider what action, including the sale of the security, is in our best interests.  There can be no assurance that any action that may be taken by the Adviser will be implemented in a timely manner or that such actions will preserve the value of your investment in the Fund. Securities of below-investment grade quality are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities.  Also, to the extent that the rating assigned to a security in our portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected.

Our Initial Investments may expose us to greater liquidity risks.

The secondary market for below-investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on our ability to dispose of a particular security.  There are fewer dealers in the market for below-investment grade securities than in the market for investment grade securities. The prices quoted by different dealers for below-investment grade securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment grade securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below-investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.  As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating our net asset value.  Because we will rely on an ability to all Initial Investments to fund investment in our Target Investment Securities, a loss in value or difficulty in selling Initial Investments could negatively impact our investment program.

Issuers of our Initial Investments may be highly leveraged.

Issuers of below-investment grade securities are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment grade securities may experience financial stress.  During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.  An issuer’s ability to service its debt obligations also may be adversely affected by adverse developments in its business or affairs, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing.  The risk of loss from default by the issuer is significantly greater for the holders of below-investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment grade securities may adversely affect our net asset value.

Our Initial Investments may expose us to tax-related risks.

Investments in lower rated or unrated securities may present special tax issues for us to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such securities may not be clear.

Risks Related to Investments in Smaller Private Companies

Our anticipated investments in privately-held companies present certain challenges, including the lack of available information about these companies and a greater inability to liquidate our investments in a timely or advantageous manner.

We will primarily make investments in privately-held companies.  Generally, little public information will exist about these companies, and we will be required to rely on the ability of our Adviser’s personnel to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies.  If our Adviser is unable to obtain all material information about these companies, including with respect to operational, regulatory, environmental, litigation and managerial risks, our Adviser may not make a fully-informed investment decision, and we may lose some or all of the money invested in these companies.  In addition, our Adviser may inappropriately value the prospects of an investment, causing us to overpay for such investment and fail to receive an expected or projected return on our investment.  Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities.  The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner.  In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we previously had recorded our investments.

Our investment strategy focuses on smallcompanies, which are subject to many risks, including volatility, intense competition, customer concentration and periodic downturns.

We will invest primarily in small private companies, many of which may have narrow product lines, small market shares and rely heavily on a small number of key customers, all of which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns.  The revenues, income (or losses), and valuations of these companies can and often do fluctuate suddenly and dramatically.  Therefore, our portfolio companies may face considerably more risk of loss than do larger companies with greater resources.

We will make investments in small growth-stage portfolio companies, which may have limited operating histories and financial resources.

We expect that a portion of our portfolio will consist of investments in later stage-growth and expansion-stage privately-owned businesses, which may have relatively limited operating histories.  Compared to larger established or publicly-owned firms, these companies may be particularly vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete.  These businesses also may experience substantial variations in operating results.  They may face intense competition, including from companies with greater financial, technical and marketing resources.  Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation.  Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies.  We cannot assure you that any of our investments in our portfolio companies will be successful.

Our portfolio companies must achieve growth to provide adequate returns to investors.

Our portfolio companies will be small companies that must grow to provide adequate investment returns.  The required growth may be difficult to achieve, both because of general economic conditions and reasons particular to the companies, including quality of management, actions of competitors, demand for their products or services, access to capital and other factors.  While our Adviser employs a rigorous process for evaluating our investments, it is difficult to accurately foresee and address all of the factors that may hinder a company’s growth.  If a portfolio company does not achieve its projected growth targets, it could adversely effect the value of our investment in that company.

Some of our portfolio companies may need additional capital, which may not be readily available.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other requirements, and in some instances to service the interest and principal payments on our investment.  Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development.  We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital.  It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns.  Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders.  Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

We may be unable or decide not to make additional cash investments in our portfolio companies which could result in our losing our investment if the portfolio company fails.

We may have to make additional cash investments in our portfolio companies to protect our overall investment value in them.  We will typically retain the discretion to make any additional investments as our Adviser determines.  The failure to make such additional investments may jeopardize the continued viability of a portfolio company, and our initial (and subsequent) investments.  Moreover, additional investments in existing companies may limit the number of companies in which we can make other investments.  In determining whether to make an additional investment, our Adviser will exercise its business judgment and apply criteria similar to those used when making the inaugural investment.  We cannot assure you that we will have sufficient funds to make any necessary additional investments, which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt or equity investments during these periods.  Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments.  Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in investment income, net investment income and assets.  An economic downturn could disproportionately impact the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could negatively impact our financial results.

Our portfolio companies may not be able to service their debt.

A portfolio company’s ability to repay its debt (both to senior lenders and to us) will depend on its financial and operating performance and on its ability to successfully implement its business plan.  Our portfolio companies’ financial and operational performance will depend on numerous factors, many of which are beyond their control. An inability to service its debt or any breach of any loan covenants could result in a default under the portfolio company’s debt agreements, allowing a lender to accelerate the indebtedness, in which case the entire debt would become immediately due and payable. If this occurs, the portfolio company might not be able to repay its debt or borrow sufficient funds to refinance it, and its assets may be sold in foreclosure for less than the amount of the debt.  The risk that a portfolio company could default on its senior debt could directly impact the Fund’s investment in the portfolio company, as the portfolio company’s senior lender may foreclose on the company’s assets without our consent, thereby significantly reducing our ability to recover our investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Portfolio companies in which we intend to invest usually will have, or may be permitted to incur, debt that ranks senior to our investments, which may include debt investments.  As a result, payments on such securities may have to be made before we receive any payments on our investments.  For example, these debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt.  In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution with respect to our investment.  After repaying its senior creditors, a portfolio company may not have any remaining assets to use to repay its obligation to us.  In the case of debt ranking equally with our investments, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the portfolio company.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price.  As a result, we may suffer losses.

We generally expect to invest in equity and debt securities with terms of one to five years and hold such investments until maturity.  We expect to invest in companies whose securities are not publicly-traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities.  The illiquidity of these investments may make it difficult for us to sell these investments when desired.  In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments.  As a result, we do not expect to achieve liquidity in our investments in the near-term.  However, to maintain our intended election to be regulated as a BDC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.  Our investments will usually be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments.  The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Acts of terrorism may adversely affect our portfolio companies and us.

The value of our Units and our investments could be significantly and negatively impacted as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq; and other geopolitical events, including an upheaval in the Middle East or other regions.  Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.  Such events may also adversely affect our business and financial condition by, for example, impeding the operational capabilities of our portfolio companies, or reducing demand for our portfolio companies’ products.

Risks Related to this Offering

There is no public market for our Units, and we cannot assure you that the value of our Units will not decline following this offering.

There is no public trading market for our Units, and we do not expect that one will develop or be sustained after this offering.  If our Units are traded within the transferability limitations discussed below under “Transferability,” we cannot predict whether our Units will trade above, at or below our net asset value.

The value of our Units may be volatile and may decrease substantially.

We do not intend to list our Units on any securities exchange, but to the extent our Units are traded within the transferability limitations discussed below under “Transferability,” the value of our Units following this offering may fluctuate substantially.  The price of the Units after this offering may be higher or lower than the price you pay depending on many factors, some of which are beyond our control and may not be directly related to our operating performance.  These factors include the following:

●	changes in the value of our portfolio of investments;

●	our inability to deploy or invest our capital;

●	fluctuations in interest rates;

●	any shortfall in revenue or net income, any increase in losses or decreases in gains from levels expected by investors or securities analysts;

●	operating performance of companies comparable to us;

●	changes in regulatory policies or tax guidelines with respect to LLCs or BDCs;

●	losing BDC status;

●	actual or anticipated changes in our earnings or fluctuations in our operating results;

●	general economic conditions and trends; or

●	departures of key personnel.

Investing in our Units may involve a high degree of risk.

The investments we make may result in a higher amount of risk, volatility or loss of principal other than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our Units may not be suitable for investors with lower risk tolerance.

The current state of the economy and financial markets increases the possibility of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

The second half of 2008 and 2009 presented unprecedented global economic events.  In the U.S., the federal government has bailed out banks and insurance companies, has agreed to purchase up to $700 billion of non-performing assets from financial institutions, guaranteed assets in money market accounts, and implemented numerous other measures designed to add stability to the financial system.  Other countries have similarly undertaken significant measures to restore order to their financial systems and markets.

Furthermore, as of the date of this Prospectus, the state of the economy in the U.S. and abroad continues in what many believe is a long-term recession. Banks and others in the financial services industry have continued to report significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, and the passage of the $700 billion Emergency Economic Stabilization Act of 2008 in early October 2008 and the American Recovery and Reinvestment Act of 2009 in February 2009. In addition, the stock market has experienced extreme volatility during this period. These events have significantly constrained the availability of debt and equity capital for the market as a whole, and certain sectors in particular. These and other events have also led to rising unemployment, deteriorating consumer confidence and a general reduction in spending by both consumers and businesses. The turmoil in the debt markets and uncertainty in the equity capital markets provides no assurance that debt or equity capital will be available to operating companies in the future on favorable terms, or at all.

In the event that the U.S. economy remains in a protracted period of weakness, it is possible that the results of some of the companies in which we intend to invest could experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. In addition, the end markets for certain of our targeted portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. We can provide no assurance that the performance of certain of our targeted portfolio companies will not be negatively impacted by economic or other conditions, which could have a negative impact on our future results.

In addition, the federal government, Federal Reserve and other governmental and regulatory bodies have taken or are considering taking actions to address the financial crisis. There can be no assurance as to what impact such actions will have on the financial markets, including the extreme levels of volatility experienced over the last year. Such continued volatility could materially and adversely affect our financial condition, the performance of our investments and the value of our Units.

As of the date of this Prospectus, we cannot know the extent to which the current economic slowdown or global financial system turmoil will continue, nor can we know what effects such events in the future will have on the value of our Units or the performance of our portfolio companies.

Provisions of our Operating Agreement could deter takeover attempts and have an adverse impact on the price of our Units.

The Delaware Limited Liability Company Act, our Operating Agreement and our bylaws (“Bylaws”) contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of the Fund, and our incumbent Directors may not be removed by our Unitholders.  In addition, our Board of Directors may, without Unitholder action, authorize the issuance of Units in one or more classes or series, including preferred units.  See “Description of Units” below.  Subject to compliance with the 1940 Act, our Board of Directors may, without Unitholder action, amend our Operating Agreement to issue preferred equity of any class or series.  The existence of these provisions, among others, may have a negative impact on the value of our Units and may discourage third-party bids for ownership of the Fund.  These provisions may prevent any premiums being offered to you for our Units.

Risks Related to our Tax Structure

An investment in the Fund may involve complex U.S. federal income tax considerations that will differ for each Unitholder.  Under certain circumstances, Unitholders could be required to recognize taxable income in a taxable year for U.S. federal income tax purposes, even if the Fund either has no net profits in such year or has an amount of net profits in such year that is less than such amount of taxable income.

THE FOLLOWING IS A SUMMARY OF THE MATERIAL TAX RISKS OF AN INVESTMENT IN THE UNITS.  THE TAX ASPECTS ASSOCIATED WITH AN INVESTMENT IN THE FUND ARE DISCUSSED IN MORE DETAIL UNDER “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS” BELOW.

The federal income tax implications associated with limited liability companies are still developing and it is possible we could be challenged by the Internal Revenue Service.

The Fund has been organized as a Delaware limited liability company.  Although LLCs offer many advantages, including limited liability for all Members, the legal and federal income tax implications associated with LLCs are still developing.  Therefore, the law is uncertain as to many of the tax matters material to an investment in the Fund.  Accordingly, there can be no assurance that the Internal Revenue Service (the “IRS”) will not challenge any or all of the issues discussed herein, or that the IRS will not ultimately succeed in such a challenge.

If we were treated as an association taxable as a corporation, our income would be taxed twice.

Under regulations adopted pursuant to the Tax Code (the “Treasury Regulations”), an LLC such as the Fund is generally classified as a partnership, and the members of the LLC are taxed as partners, for federal income tax purposes.  Generally, no federal income tax is paid by an entity classified as a partnership.  Instead, each partner reports on his or her federal income tax return his or her allocable share of the profits, losses, gains, income, deductions and credits of the partnership.  We intend to continue to be taxed as a partnership for federal income tax purposes.  If for any reason we are treated as an association taxable as a corporation for tax purposes, then we would be required to pay income tax at corporate rates on our income, thereby reducing the amount of cash available for distribution to our Unitholders and distributions to Unitholders could then be taxed to them as dividends.  Thus, our income would be taxed twice.

We will be subject to audit by the IRS.

An entity organized as an LLC and taxed as a partnership is likely to be subject to a greater risk of audit by the IRS than are other business entities.  Certain tax aspects of our operations may be challenged upon audit by the IRS.  Any adjustment resulting from an audit by the IRS also could result in adjustments to the tax returns of the individual Unitholder and may lead to an examination of other items unrelated to the Fund in such returns or an examination of prior tax returns of the Unitholders.  Moreover, we could incur substantial legal and accounting costs in connection with any challenge by the IRS of the position taken by us on our tax returns regardless of the outcome of such a challenge.

A Unitholder’s tax liability for his or her share of our income could exceed cash we distribute.

As a general rule, we will not pay federal income tax as an entity.  Instead, each Unitholder will report on his or her federal income tax return his or her allocable share of our income, gains, profits, losses, deductions, credits and items of tax preference whether or not any actual tax distribution is made to such Unitholder during the taxable year.  If we determine to not distribute income and gain in any fiscal year, a Unitholder’s tax liability attributable to such income may exceed the cash we distribute to him or her.

The IRS could challenge our allocations of income, gain, loss, deduction or credit.

We plan to allocate items of income, gain, loss, deduction or credit, if any, consistent with the requirements of Section 704(b) of the Tax Code.  We intend to maintain Unitholders’ capital accounts in a manner which falls within the “safe harbor” standards for substantial economic effect under Treasury Regulations, and we believe that our allocations of income and deduction will be consistent with each Unitholder’s interest in the Fund and will be respected by the IRS.  Nevertheless, if our allocations of income and deduction are not respected by the IRS, Unitholders may be required to recognize additional taxable income.

You could incur alternative minimum tax liability resulting from an investment in the Fund.

The alternative minimum tax is payable by a Unitholder to the extent that the Unitholder’s alternative minimum tax exceeds his or her regular tax.  The alternative minimum tax is calculated based on the Unitholder’s alternative minimum taxable income.  As a general rule, alternative minimum taxable income is equal to a taxpayer’s taxable income for regular tax purposes (i) adjusted to reflect differences in the treatment of items of income and deduction for minimum tax purposes and (ii) increased by items of tax preference. Because of the flow-through nature of an entity characterized as a partnership for federal income tax purposes, the alternative minimum tax is not imposed on the Fund as such.  Instead, items of income, gain, loss, deduction and tax preference are allocated to a Unitholder by the Fund and will affect the calculation of the Unitholder’s alternative minimum tax liability.

The amount of the estimated income tax payments Unitholders must make may exceed the amount of cash we distribute to the Unitholder as of the date the estimated income tax payments are due.

A Unitholder may be required to make estimated income tax payments based on the income, if any, generated by the Fund.  The amount of the estimated income tax payments may exceed the amount of cash distributed to the Unitholder as of the date the estimated income tax payments are due.  Additionally, we may not prepare and distribute financial reports in time for the Unitholders to use the information to compute the amount of the required estimated income tax payments.  This could result in a Unitholder being subject to an IRS penalty for failing to pay sufficient estimated income taxes in a timely manner.

Unitholders may have state or local tax liability for our income and gain.

Although we will generally not be subject to state income taxes, the Unitholders will be subject to any state income taxes on their respective shares of our income and gain in the states in which they reside.  Additionally, depending upon the states in which we conduct business, Unitholders may be liable for state income taxes on the income and gain derived from our activities in those states.  A Unitholder may be entitled to a deduction or a credit against taxes owed to his or her state of residence for income taxes the Unitholder pays to a state other than the Unitholder’s state of residence.  Because a Unitholder may be liable for income tax in a particular state if we realize net income from our activities in that state, a Unitholder may incur state income tax liability even though the combined activities of the Fund in all states generate a net loss.  Because the imposition of any particular state’s income tax on a Unitholder’s share of our income depends upon the particular facts and circumstances of that Unitholder, each respective Unitholder should consult his or her own tax advisor regarding the state and local taxes that may be payable as a result of an investment in the Fund.

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY

We have elected to be regulated as a BDC under the 1940 Act. There can be no assurance that we will be successful in maintaining our status as a BDC.

Investment Reporting

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including loans, at market value or, for investments that do not have a readily available market value, their “fair value” as determined in good faith by our Board of Directors.  Such fair value determinations will be made in accordance with FASB Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), in addition to our written valuation procedures.  See “The Fund—Investment Valuation” below.  Subsequent changes in these values will be reported through our statement of operations under the caption of “unrealized appreciation (depreciation) on investments.”  See “Regulation—Determination of Net Asset Value” below.

Distributions Policy

To the extend we have excess cash, we will distribute income from Initial Investments, less direct associated expenses, to Unitholders according to the amount of cash a Unitholder contributes to us.  With regard to our Target Investment Securities, we intend, subject to adjustment in the discretion of our Board of Directors, to pay out substantially all of the amounts we receive as cash, less current or anticipated operating expenses and amounts reserved for anticipated follow-on investments in portfolio companies, except that we intend to re-invest any principal invested and returned in accordance with our investment objective in our first six years of operations.  Distributions of realized gains on our Target Investment Securities will be made to Unitholders according to the number of Units held.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Determining Distributions Distributed to Unitholders” below.

Exemptive Relief

We, our Adviser and its affiliated fund have applied with the SEC for exemptive relief to permit the Adviser, us and our and their respective affiliates to take certain actions that otherwise would be prohibited by the 1940 Act (the “Exemptive Application”).  We cannot guarantee that any such relief will be granted by the SEC.  Unless and until we obtain an exemptive order, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest, and will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives, among other factors.  As a result of one or more of these situations, we may not be able to invest as much or as quickly as we otherwise would in certain investments and may not have as much control over the investments we do make because our Adviser will be placing less total capital in our portfolio company investments.

PLAN OF DISTRIBUTION

Requirements to Purchase Units

Suitability Requirements in Certain States

Iowa residents purchasing Common Units (i) must have either (a) an annual gross income of at least $70,000 and a Net Worth of at least $70,000, or (b) a Net Worth of at least $250,000; and (ii) may not invest more than 10% of their Net Worth in the Fund.  For such investors, “Net Worth” does not include the value of one’s home, home furnishings or automobiles.

Nebraska residents purchasing Common Units (i) must have either (a) an annual gross income of at least $100,000 and a Net Worth of at least $350,000, or (b) a Net Worth of at least $500,000; and (ii) may not invest more than 10% of their Net Worth in the Fund.  For such investors, “Net Worth” does not include the value of one’s home, home furnishings or automobiles.

Investors residing in North Dakota must have either (i) an annual gross income of at least $70,000 and a Net Worth of at least $70,000, or (ii) a Net Worth of at least $250,000.

Subscription Agreement

In order to purchase our Units in this offering, you must deliver to the Selling Party an executed subscription agreement, forms of which are filed as exhibits to our registration statement, prior to December 11, 2011, unless we extend the offering period.  The subscription agreement confirms the size of your purchase and contains important terms respecting this offering, including the state-imposed suitability requirements described above.  You should read the subscription agreement carefully and retain a copy for your records.

State Association Membership

Persons who are not members of a State Association must become a member of a State Association prior to participating in this offering.  Additionally, Unitholders must remain members of a State Association throughout the term of the Fund.  Failure to remain a member of a State Association could result in a withholding of a distribution from the Fund.  See “Summary of our Operating Agreement” below.  The following table lists the names of the State Associations in the states in which we are registering the sale of our Units in this offering.

State	State Association
Iowa	Iowa Corn Growers Association
Minnesota	Minnesota Corn Growers Association
Illinois	Illinois Corn Growers Association
Nebraska	Nebraska Corn Growers Association
Ohio	Ohio Corn Growers Association
South Dakota	South Dakota Corn Growers Association
Missouri	Missouri Corn Growers Association
North Dakota	North Dakota Corn Growers Association
Wisconsin	Wisconsin Corn Growers Association
Indiana	Indiana Corn Growers Association

Size of the Offering; Escrow

The Selling Parties and Wholesalers will offer our Units on a best efforts basis.  We have determined that we will not effect this offering unless and until we have received subscriptions for at least 2,400,000 Units, though we reserve the right to terminate this offering at any time or increase the Minimum Offering.  Individual investors must purchase at least 2,000 Common Units in this offering, though we reserve the right to accept subscriptions for fewer Units in our discretion.

The offering will terminate on December 11, 2011, unless we elect to extend the offering period.  Until we effect, or close, this offering, all subscription materials, such as subscription agreements and funds to purchase Units, will be deposited with the Escrow Agent.  Under the terms of the Escrow Agreement with the Escrow Agent, the Escrow Agent will not release to us subscriptions for Units or funds until we advise Escrow Agent in writing that we intend to effect the offering.  If and when we do effect the offering, Units will be issued to all subscribers as of that date, and the Escrow Agent will disburse subscription agreements and proceeds to us, less commissions owing to the Selling Parties and Wholesalers.

The Escrow Agreement provides that until the Escrow Agent releases the proceeds from this offering to us, no creditor, affiliate, Selling Party or Wholesaler may have a claim on such proceeds.  Similarly, the Escrow Agreement provides that if we determine to not affect this offering by December 31, 2011 (which may be extended until March 31, 2012) (the “Escrow Period”), the Escrow Agent must, within five days of notification of termination of the offering or expiration of the Escrow Period, return all subscriptions directly to subscribers, with interest, and that our expenses may not be deducted from such amounts.  While the subscription proceeds are held by the Escrow Agent, the Escrow Agreement provides that such funds may only be invested in specified instruments.

While we cannot be sure of the number of Units our officers and directors may purchase in this offering, our officers and directors are not restricted from purchasing Common Units either before or after we achieve the Minimum Offering.

Selling Commissions & Expenses

The minimum investment permitted by an investor is 2,000 Common Units, which may be reduced in our discretion.

We have agreed to pay the Selling Agents a commission of 5% per Unit for purchases of the first 20,000 Units by an investor; 4% per Unit for purchases of the next 20,000 Units by that investor; 2% per Unit for purchases of the next 40,000 Units by that investor; and 1% per Unit for all units above 80,000 Units by that investor.  For purchases by investors who are not members of a State Association at least 60 days prior to this offering, we will pay an additional commission of 1% per Unit for the first 20,000 Units by each such investor.  For Exempt Purchasers, we will not pay any sales commission to a Selling Agent.  We will pay no sales commission on any sale to an investor who purchases Units to be held in a Managed Account (an account with a registered investment adviser in which fees are based upon assets in the account).

The Placement Agent may engage Wholesalers, who are registered broker-dealers who inform investment advisers of securities products available to their clients, to sell our Units.  Wholesalers may also introduce Wholesaler Selling Agents into the selling group.  For purchases by investors who purchase Units through a Wholesaler Selling Agent, we will pay a wholesaling fee of up to 2% per Unit to such Wholesaler Selling Agent.  If investors purchase Units to be held in a Managed Account that is managed by a registered investment adviser introduced to the Placement Agent by a Wholesaler, we will pay a wholesaling fee of up to 2% per Unit to the Wholesaler.

We will also pay a structuring fee of 0.5% per Unit to the Placement Agent (except that we will not pay the structuring fee on sales to Exempt Purchasers).  The fee is estimated to be $150,000 for the Minimum Offering and $400,000 for the Maximum Offering, and will be less to the extent we issue Units to Exempt Purchasers.

Listing; Price Stabilization

We will not list our Units on any exchange and no Selling Party will make a market in our Units.  Accordingly, we do not expect any Selling Parties to engage in any price stabilization activities.

Certain Placement Agent Agreement Terms

We have agreed to indemnify the Selling Parties against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Selling Parties may be required to make in respect of those liabilities; provided that certain conditions contained in the Placement Agent Agreement are met.  The Selling Parties and Wholesalers are offering the Units on a best-efforts basis, subject to approval of legal matters by their counsel, including the validity of the Units, and other conditions contained in our principal placement agent agreements.  The Selling Parties are not obligated to sell any of our Units and reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

The Placement Agent Agreement may be terminated by the Placement Agent if (i) a material adverse change occurs with respect to the Fund, (ii) an event occurs which the Placement Agent believes is material and should be disclosed in our registration statement which is not so disclosed by the Fund, (iii) conditions required in the Placement Agent Agreement are not satisfied, or (iv) an outbreak of hostilities between the United States and any foreign sovereign or other insurrection.  Additionally, the Fund may terminate the Placement Agent Agreement if the Placement Agent fails to comply with its obligations thereunder, and the parties may terminate the Placement Agent Agreement by mutual agreement at any time.

Related Party Transactions and Conflicts of Interest

Certain of the Selling Parties and their affiliates may provide from time to time in the future in the ordinary course of their business, certain commercial banking, financial advisory, investment banking and other services to our Adviser, or its affiliates (collectively, the “Affiliates”) or our portfolio companies for which they will be entitled to receive separate fees.  After the offering period, the Selling Parties and their respective affiliates may also trade in securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to our portfolio companies.

We may purchase securities of third parties from some of the Selling Parties or their respective affiliates after the offering.  However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities.  We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities, in addition to complying with the 1940 Act.

The names and principal business addresses of the Selling Parties are:

Nations Financial Group, Inc., 4000 River Ridge Drive NE, P.O. Box 908, Cedar Rapids, Iowa 52406-0908
____________________________________________________________________
____________________________________________________________________

USE OF PROCEEDS

Assuming we issue 4,800,000 Common Units in this offering at $12.50 per Unit, the net cash proceeds at closing from the sale of our Units in this offering will be approximately $55 million after deducting both the sales load and offering expenses, totaling approximately $1,007,930.  The amount of the sales load is based upon a Selling Party commission of 6% per Unit and a commission to Wholesalers in the amount of 2%.  However, the sales load is 5% per Common Unit for the first 20,000 Units sold to persons who are members of a State Association before the offering, is lower for purchases above 20,000 Units, and there is no sales charge for purchases by Exempt Purchasers or for investments to be held in Managed Accounts. To the extent investors (i) are State Association members, (ii) purchase more than 20,000 Units, (iii) do not purchase through a Wholesaler Selling Agent, or (v) purchase Units to be held in a Managed Account, the sales load amount would be reduced.

We will primarily invest the net proceeds of this offering in the Target Investment Securities of privately-held companies having revenues up to $50 million annually.  Our investments will be made according to the following nonfundamental investment policies which have been adopted by our Board of Directors:

● Consistent with our BDC limitations, under normal economic conditions, we intend to invest 50% to 80% of our assets in the upper Midwest region of the United States.

● Under normal economic conditions, we intend to invest 40% to 60% of our assets in Buyout/Recap Stage portfolio companies, and 40% to 60% of our assets in Later Stage Growth portfolio companies.

● Under normal circumstances and subject to our BDC limitations, we intend to invest up to 100% of our portfolio in restricted securities purchased directly from issuers, all of which may be illiquid securities.  We intend to invest primarily in preferred equity securities, but may also invest from time to time in (i) common equity securities, such as common stock, and/or (ii) debt securities such as senior debt, subordinated junior and mezzanine debentures and other non-secured debt or convertible debentures.

● Under normal circumstances and subject to BDC limitations, we will not invest more than 25% of our total assets in the securities of any single issuer.

● We will invest in companies operating in a variety of industries, including manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services and agricultural-related products and services.  Not all of these industries will be represented in the Fund and we may identify investment opportunities in other sectors, but under normal circumstances we will not invest more than 25% of our total assets in any single industry subsector, as classified by the 2007 North American Industry Classification System (NAICS) issued by the U.S. Census Bureau.

We anticipate that substantially all of the net proceeds of this offering will be invested or reserved for investment, as described above, within four to six years after consummation of this offering; however, it could take a longer time to invest substantially all of the net proceeds.  We intend to reserve such amounts as we deem necessary for follow-on investments in that portfolio company to meet later needs of that company.  Some of these additional financings may continue for a number of years after our first investment in a portfolio company.  We have not allocated any portion of the net proceeds of this offering to any particular private investment.

Because it will take us longer to make our portfolio company investments than the typical closed-end fund, until we are fully invested in our target portfolio companies as described above, we will hold our assets in the Initial Investments, which will include cash, treasury bills and similar liquid investments for projected inaugural investment needs and expenses, as well as debt securities of private U.S. companies, private debt offerings of public companies with less than $250 million in market capitalization and other similar investments.  We will invest at least half of the proceeds of this offering in Initial Investments which are “qualifying assets” under the 1940 Act and which meet our investment objective within two years of the closing of this offering.  Because the rate of return on our Initial Investments will be lower, a portion of our operating and management fee expenses will be paid directly out of investor’s cash contributions to us for an indeterminate period of time.

CAPITALIZATION

The following table sets forth unaudited information respecting our actual capitalization (i) as of June 30, 2010, (ii) adjusted to reflect the issuance of an additional 84,781 Common Units to ICO at a price of $11.50 per Unit pursuant to a warrant, and (iii) as further adjusted to reflect the issuance and sale of 4,800,000 Common Units offered hereby at $12.50 per Unit, less the Assumed Sales Load of $4,800,000 and estimated offering expenses payable by us (consisting of a $300,000 structuring fee and $707,930 other offering expenses).

The “Assumed Sales Load” consists of a Selling Party commission of 6% per Common Unit and a commission to Wholesalers in the amount of 2%.  If any of the following occur, the Assumed Sales Load would be reduced: (i) we sell Units to persons who are members of a State Association before this offering, (ii) we do not sell Units through Wholesalers, or (iii) we sell Units to Exempt Purchasers.  You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in our registration statement.

	Actual June 30, 2010	As Adjusted	As further adjusted
Assets:
Cash and cash equivalents	$63,223	$1,038,205	$55,617,261
Deferred offering costs	386,959	386,959	—
Total assets	450,182	1,425,164	55,617,261
Liabilities:
Accrued director fees	$17,500	$17,500	$17,500
Accrued organizational costs	12,258	12,258	12,258
Accrued deferred offering costs	106,223	106,223	106,223
Other	1,683	1,683	1,683
Total liabilities	$137,664	$137,664	$137,664

Members’ equity	$312,518	$1,287,500	$55,479,597
Common Units outstanding	89,132	173,913	4,973,913
Net asset value per Common Unit	$3.51	$7.40	$11.15

DILUTION

Our unaudited net asset value as of June 30, 2010 was $312,518, or $3.51 per Unit.  Net asset value per Unit represents the amount of our total assets minus our total liabilities, divided by the 89,132 Common Units that were outstanding on June 30, 2010.

After giving effect to the sale of 2,400,000 Common Units (the Minimum Offering) in this offering at $12.50 per Unit, in addition to the exercise by ICO of its warrant to purchase an additional 84,781 Common Units at a price of $11.50 a Unit, deducting the Assumed Sales Load and estimated offering expenses payable by us, our net assets as of June 30, 2010 would have been approximately $28,029,570, or $10.89 per Unit.  This represents an immediate increase in net asset value of $7.38 per Unit to our existing Unitholder and an immediate dilution of $1.61 per Unit to new investors who purchase Units in this offering at the assumed initial public offering price.

After giving effect to the sale of 6,400,000 Common Units (the Maximum Offering) in this offering at $12.50 per Unit, in addition to the exercise by ICO of its warrant to purchase an additional 84,781 Common Units at a price of $11.50 a Unit, deducting the Assumed Sales Load and estimated offering expenses payable by us, our net assets as of June 30, 2010 would have been approximately $73,779,570, or $11.22 per Unit.  This represents an immediate increase in net asset value of $7.71 per Unit to our existing Unitholder and an immediate dilution of $1.28 per Unit to new investors who purchase Units in this offering at the assumed initial public offering price.

The following table shows this immediate per-Unit dilution based upon the Minimum Offering and Maximum Offering:

	Minimum Offering ($30,000,000)	Maximum Offering ($80,000,000)

Initial public offering price per Unit	$12.50(1)	$12.50(1)
Net asset value per Unit as of June 30, 2010, before giving effect to this offering	$3.51	$3.51
Increase in net asset value per Unit attributable to investors in this offering	$7.38	$7.71
Net asset value per Unit after this offering	$10.89	$11.22
Dilution per Unit to new investors	$1.61	$1.28
Percentage of offering price dilution per Unit to new investors	13%	10%
(1) Except for the 173,913 Common Units ICO will have purchased in the aggregate at $11.50 per Unit.

TRANSFERABILITY

The Units issued in this offering will be subject to three types of limitations upon their transferability: the Tax Code, our Operating Agreement and applicable state law.  Purchasers of Units should be aware that because of these limitations, the Units are not liquid securities and accordingly purchasers may be required to hold them for a considerable period of time.

Tax Code Limitations

The Fund is organized as a Delaware limited liability company and has elected to be taxed as a partnership for federal income tax purposes.  As such, the Tax Code limits the number of Units which may be transferred in any fiscal year to 2.0% of our outstanding Units.  If more than 2.0% of our Units are transferred in a fiscal year, we would be treated as a publicly-traded partnership (“PTP”) under the Tax Code and would be accordingly taxed as a corporation.  The Tax Code does provide that certain transfers are not included in the 2% limitation, such as:

●
A transfer in which the basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Tax Code Section 732.

●	A transfer at death, including transfers from an estate or testamentary trust.
●
A transfer between members of a family, with family defined to include brothers and sisters, whether by the whole or half blood, spouse, ancestors (parents and grandparents only), and lineal descendants.

●	A transfer involving distributions from a retirement plan qualified under Tax Code Section 401(a) or an individual retirement account.
●
One or more transfers by a Member and any related persons (within the meaning of Tax Code Sections 267(b) or 707(b)(1)) during any 30 calendar day period of Units aggregating more than 2% of the total outstanding Units.

●	A transfer by one or more Members of Units representing in aggregate 50% or more of the total Units in one transaction or a series of related transactions.

The foregoing list does not provide all of the exceptions to the PTP limitations.  See “Federal Income Tax Aspects— Fund Status—Publicly Traded Partnership” below.

Operating Agreement Limitations

In addition to the PTP limitations discussed above, Members wishing to transfer Units must also comply with the terms of our Operating Agreement.  Any purported transfers not meeting the conditions of the Operating Agreement are null and void, and any such transferor and transferee must indemnify the Fund and the other Members for any costs associated with a purported transfer which does not meet the requirements of the Operating Agreement.  The provisions of the Operating Agreement which apply to proposed transfers are as follows:

●
The Board of Directors retains the sole discretion to admit any person as a Member of the Fund.  A Member may not transfer any of his or her Units in whole or in part to any person, except by last will and testament or by operation of law, or as provided in the Operating Agreement.

●
A transferee that acquires a Unit or Units by operation of law in accordance with the Operating Agreement will be entitled to the allocations and distributions allocable to Units so acquired and to transfer such Units in accordance with the Operating Agreement.

●
A Member affecting a transfer approved by the Board of Directors and its transferee shall pay all expenses, including attorneys’ and accountants’ fees incurred by the Fund in connection with the transfer.

●	Transferees must execute a signature page to the Operating Agreement and such other instruments as the Board of Directors may require.
●	Transfers otherwise satisfying all conditions of the Operating Agreement are not effective until reflected in the books and records of the Fund.
●	Proposed transferees must provide the Fund with such tax and other information as the Board of Directors may require.
●
The Board of Directors may require a transferring Member to provide the Fund with an opinion of counsel that a proposed transfer would not (i) violate any applicable federal or state law respecting the registration or resale of securities, or (ii) cause the Fund to be taxed as a corporation.

●
Profits, losses and all other items attributable to transferred Units for the fiscal year in which the Units are transferred are divided and allocated between the transferor and the transferee by taking into account their interests during the fiscal year in accordance with Tax Code Section 706(d), using any conventions permitted by law and as established by the Board in our Unit Transfer Policy.  Generally, all distributions on or before the date of such transfer will be made to the transferor, and all distributions thereafter will be made to the transferee.

●
Solely for purposes of making allocations and distributions, the Fund will recognize a transfer to be effective not later than the first day of the quarter following the quarter in which all documents to effectuate the transfer have been executed and delivered to the Fund, subject to the terms of the Unit Transfer Policy.

●
Unless and until a transferee is a permitted transferee and such transferee is admitted as a Substitute Member under Section 4.1(i) of the Operating Agreement, the proposed transferee will have no interest in the Fund and will not be treated as a Member for purpose of any distribution, the allocation of profits or losses, the voting of Units or for any other purpose.

●	Members may not transfer Units on an established securities market or a secondary market (or the substantial equivalent of those markets) within the meaning of Tax Code Section 7704(b).
●
Acquisitions of Units will be deemed to be a representation and warranty to the Fund and the other Members that the acquisition is made as principal for the Unit holder’s own account and not for resale or distribution of the Units to others in violation of securities laws as determined by the Fund and its counsel.

In addition, any transfers which would (i) cause the Fund to dissolve or wind up, (ii) cause the Fund to lose its partnership taxation status, (iii) violate federal or state securities laws, (iv) cause the Fund to be treated as a PTP, or (v) terminate the Fund for federal income tax purposes, are prohibited under the Operating Agreement.

State Law Limitations

It is possible the laws of some states may restrict or impose conditions upon the resale of any Units purchased in this offering.  As discussed above under “Operating Agreement Limitations,” the Fund may require a transferring Member to provide an opinion of counsel that a proposed transfer does not violate any such securities laws.  The Fund does not undertake to determine whether any resale of Units would comply with applicable law.  Most states provide exemptions from their registration requirements for individual resales.  For example, many states exempt resale transactions by persons other than the issuer which are “isolated,” and many states exempt specified transactions through registered brokers.  Though we believe that most resales will comport with applicable state law exemptions, we cannot not assure investors that state law will not restrict a proposed resale transaction.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this Prospectus. In addition to historical information, the following discussion and other parts of this Prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors,” “Forward-Looking Statements” and elsewhere in this Prospectus.

Overview

We intend to invest primarily in the Target Investment Securities of small, privately-held and micro-cap companies located primarily in the upper Midwest.  We are regulated as a BDC under the 1940 Act, which subjects us to numerous regulations and restrictions.

We intend to operate like a traditional venture capital / private equity firm, and accordingly it will take us longer to identify appropriate investments meeting our criteria than most publicly-offered funds.  We anticipate that it will take us four to six years to fully invest in our target portfolio of 20 to 25 small privately-held companies.  Over the ensuing years and until final liquidation of the portfolio, the Fund will likely make additional follow-on investments in some existing portfolio companies but we do not anticipate making new investments in new companies more than six years after we commence our investment activities.

Because it will take us longer to make our portfolio company investments than the typical closed-end fund, until we are fully invested in our target portfolio companies, we will hold our assets in the Initial Investments, which will consist of (i) cash, treasury bills and similar liquid investments for projected near term investment needs and expenses, and (ii) consistent with BDC requirements, debt securities of private U.S. companies, private debt offerings of public companies with less than $250 million in market capitalization and other similar investments.  We will invest at least half of the proceeds of this offering in Initial Investments which are “qualifying assets” under the 1940 Act and which meet our investment objective within two years of the closing of this offering.  Because the rate of return on our Initial Investments will be lower, a portion of our operating and management fee expenses will be paid directly out of investor’s cash contributions to us for an indeterminate period of time.

Once all of our portfolio company investments are harvested and any net gains are distributed to our Members, which we estimate will take at least 10 to 12 years, we will wind up our operations.  We may determine to wind up our affairs by selling a small number of remaining investments in one or more transactions to a third party if we determine at that time that the expense associated with a public vehicle outweighs any benefit of continuing to hold a small number of portfolio investments.

Critical Accounting Policies

The financial statements included in this Prospectus are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions.  Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex or subjective judgments.

Valuation of Portfolio Investments

The Fund intends to invest primarily in illiquid securities that generally will be subject to restrictions on resale, will have no established trading market and will be valued no more frequently than on a quarterly basis.  Our valuations will be made in accordance with FASB ASC 820, in addition to our written valuation procedures.  See “The Fund—Investment Valuation” below.  Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale.  Because of the inherent uncertainty of valuation, the fair values of such investments, which will be determined in accordance with procedures approved by our Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments.  See “Net Asset Value” in the SAI.

Interest and Fee Income Recognition

Interest income will be recorded on an accrual basis to the extent that such amounts are expected to be collected.  When investing in instruments with an original issue discount or payment-in-kind (“PIK”) interest, the Fund will accrue interest income during the life of the investment, although the Fund will not necessarily be receiving cash as the interest is accrued.  Commitment and facility fees generally will be recognized as income over the life of the underlying loan for generally accepted accounting principal purposes and recognized immediately for tax purposes, whereas due diligence, structuring, transaction, service, consulting and management service fees for services rendered to portfolio companies generally will be recognized as income when services are rendered.

Distributions to Unitholders

The characterization of dividends paid during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

Portfolio and Investment Activity

We were formed as a Delaware LLC on March 23, 2009 and merged with Zea Capital Fund, Inc., a Maryland corporation, on August 13, 2009, with Zea Capital Fund, LLC the surviving merger party.  As of the date of this Prospectus, we have not commenced any investment activities, which we intend to commence upon receipt of the proceeds of this offering.  See “Use of Proceeds.”  Our investments are generally expected to range between $1 million and $5 million per investment with most initial portfolio company investments between $2 million and $4 million, although investment sizes may be smaller or larger than this targeted range.  We currently expect our debt investments generally to have a term of one to five years and to bear interest at either a fixed or floating rate.

Results of Operations

Distributions Received from Investments

We intend to generate revenues in the form of interest on the debt investments that we will hold, and in the form of capital gains and dividends on dividend-paying equity securities, warrants, options, or other equity interests that we will acquire in our portfolio companies.  In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees or prepayment fees, any of which may be required to be included in income prior to receipt.  In some cases, we may structure debt investments to provide that interest is not payable in cash, or not entirely in cash, but is instead payable in securities of the issuer or is added to the principal of the debt.  The amortization of principal on our debt investments may be deferred until maturity.  We also expect to generate revenue from time to time in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees from our portfolio companies.

Expenses

As an externally managed investment company, our operating expenses will consist primarily of the advisory fee and other administrative operating expenses.  Expenses decreased $359,173 or 75.0% to $119,603 for the six months ended June 30, 2010 compared to $478,776 for the period from March 23, 2009 (inception) to June 30, 2009.  Organization costs decreased $417,331 for the six months ended June 30, 2010 compared to the period from March 23, 2009 (inception) to June 30, 2009, mainly due to one-time organization costs not recurring in 2010.  Director fees increased $38,500 for the six months ended June 30, 2010 compared to the period from March 23, 2009 (inception) to June 30, 2009, due to the fact that no director fees were incurred until the third quarter of 2009.  General and administrative increased $19,658 for the six months ended June 30, 2010 compared to the period from March 23, 2009 (inception) to June 30, 2009, mainly due to the increased costs as the Fund prepares for effectiveness.

Determining Distributions to Unitholders

We expect that our portfolio will generate cash flow to us in the form of interest, dividends, gain and return of capital. Capital returned during our first six years may be reinvested in accordance with our investment objective.  During that period, we will distribute gains on Initial Investments, net of the direct costs of those investments, to Unitholders pro rata according to the amount of capital contributed to the Fund.  When our Board of Directors determines the amount of any other distributions we expect to pay our Unitholders, it will review amounts generated by our investments, less our total expenses, and such distributions will be made to Unitholders according to the number of Units held.

The total amounts generated by our investments will consist of both income and return of capital, as we expect to invest in some entities generating distributions to us that include a return of capital component for accounting and tax purposes on our books.  The total income received from our investments will include the amount received by us as cash distributions from equity investments, PIK distributions, and dividend and interest payments.  Our total expenses will include current or anticipated operating expenses, and total leverage costs, if any.  Our Board of Directors will review our cash position quarterly, and may approve distributions from time to time as cash is available.  We expect that there will be significant variability in distributions from quarter to quarter, and after our Initial Investments are disposed of, we will not make any distributions in many quarters.  See “Certain U.S. Federal Income Tax Considerations—Taxation for U.S. Unitholders” below.

Liquidity and Capital Resources

Total assets increased $291,086 from $159,096 at December 31, 2009 to $450,182 at June 30, 2010.  The increase is mainly due to the increase in deferred offering costs.  These costs pertain to the preparation of the Fund's registration statement and are directly attributable to the Fund’s offering.  These costs have been deferred and will be charged against the proceeds of the offering.  Total liabilities increased $60,654 from $77,010 at December 31, 2009 to $137,664 at June 30, 2010.  The increase is mainly due to the increase in accrued deferred offering costs.  Members' equity increased $230,432 from $82,086 at December 31, 2009 to $312,518 at June 30, 2010.  The increase is mainly due to proceeds from the exercise of warrants, partially off-set by the net loss for the six months ended June 30, 2010.

Net cash used in operating activities totaled $58,928 for the six months ended June 30, 2010 compared to $384,449 for the period from March 23, 2009 (inception) to June 30, 2009.  The decrease in net cash used in operating activities is related to the decrease in organization costs due to the Fund being further along in the offering process, partially off-set by the increase in director fees and general and administrative expenses.  Net cash provided by financing activities totaled $100,859 for the six months ended June 30, 2010 compared to $384,449 for the period from March 23, 2009 (inception) to June 30, 2009.  The decrease in net cash provided by financing activities is mainly attributable to decreased proceeds from the issuance of units, partially off-set by an increase in deferred offering costs.

Borrowings

We will not issue any preferred equity and we otherwise do not intend to borrow money. In the event that we do so borrow, we would expect to be subject to various customary covenants and restrictions on our operations, such as covenants which would (i) require us to maintain certain financial ratios, including asset coverage, debt to equity and interest coverage, and a minimum net worth, and/or (ii) restrict our ability to incur liens, additional debt, merge or sell assets, make certain investments and/or distributions or engage in transactions with affiliates.

Contractual Obligations

We have entered into the Advisory Agreement with our Adviser pursuant to which our Adviser has agreed to serve as our investment adviser in exchange for the consideration set forth therein, and furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and to provide on our behalf managerial assistance to certain of our portfolio companies.  See “Management —Advisory Agreement.”  Payments under the Advisory Agreement in future periods will consist of: (i) the Base Management Fee based on a percentage of the value of our managed assets, and (ii) an incentive fee, based on our investment income and our net capital gains.  The Advisory Agreement may be terminated: (i) by us without penalty upon not more than 60 days written notice to the Adviser, or (ii) by the Adviser without penalty upon not less than 60 days written notice to us.  Our Adviser, and not us, pays the compensation and allocable routine overhead expenses of all investment professionals of its staff.  See “Management— Management Fees.”

We have also entered into the ICGA Agreement with the ICGA.  Under this agreement, the ICGA has agreed to (i) license the ICGA name and logo to us for use in our business, (ii) provide us ongoing access to ICGA’s proprietary database of agribusiness market research, and (iii) provide and coordinate access to the ICGA membership.  We will pay ICGA a royalty fee equal to 0.15% of our net assets annually for these services.  The initial term of the ICGA Agreement extends for one year from the date we receive proceeds from this public offering and it will be automatically renewed for additional one-year renewal terms unless either party elects to terminate the agreement.

Because the rate of return on our Initial Investments will be lower than is projected for the Fund’s entire life, a portion of our operating and management fee expenses will be paid directly out of investor’s cash contributions to us for an indeterminate period of time.  Other than the Advisory Agreement with our Adviser and the ICGA Agreement, we do not have any off-balance sheet arrangement that has or is reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources.

Quantitative and Qualitative Disclosure About Market Risk

In addition to the market risks our portfolio companies face which may affect their ability to repay their obligations to us, as discussed elsewhere in this Prospectus, our business activities will contain elements of market risk.  We consider changes in interest rates to be a market risk with respect to any debt investments we may make.  We consider the management of risk essential to conducting our business.  Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.  In addition to our ability to evaluate risks, our investment income may be affected by changes in various interest rates, including LIBOR and prime rates.

THE FUND

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act.

Our Adviser

We are managed by AAVIN, which is registered as an investment adviser with the SEC.  AAVIN presently has a staff of seven and its principal office is located in Cedar Rapids, Iowa.  AAVIN anticipates needing to hire additional staff to enable it to identify our portfolio investments, depending on the size of this offering.  Together with its affiliates, AAVIN had approximately $22.4 million under management as of December 31, 2009.

Portfolio Managers

AAVIN’s principals, James Thorp, Paul Rhines, Eric Hender, Kirk Kaalberg and Thies Kölln (the “Principals”) will be responsible for the day-to-day management of our investment portfolio.  Fund investment decisions will require the approval of a majority of the Principals.  The principals of AAVIN have successfully executed a venture capital/private equity investment strategy for the Adviser Funds over a relatively long period of time (29 years) by investing in equity and equity-like securities of private companies and then utilizing those assets to support the portfolio companies’ growth, and in some cases, facilitating portfolio company ownership change.  The Venture Funds have collectively invested in over 125 companies.  Several of AAVIN’s principals also have many years’ experience in the financial, strategic and operational aspects of building successful companies in the manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services, and other industries. As a group and through their management roles with portfolio companies, AAVIN’s principals have cumulative investment and business management experience of over 145 years, and three of the principals each have individual venture capital and private equity investment management experience of over 25 years each.  Through their management of the Adviser Funds, AAVIN’s principals have a long history (29 years) of managing private funds which act as lead investors and provide significant value over the life of those investments.  The principals have been working together as a group for seven years, and several of the principals have worked together since the early 1980s.  Below are the Principals’ biographies.

James D. Thorp

Mr. Thorp has over 25 years of private equity and venture capital investment experience. Mr. Thorp is the Managing Partner of AAVIN, which established and manages AAVIN Equity Partners I, LP (“AAVIN I”), a $47 million Small Business Investment Company (“SBIC”).  Mr. Thorp co-founded AAVIN, which specializes in private equity and venture capital, in 1999.  Prior to AAVIN, he served for ten years in various investment management positions progressing to the level of Principal with Allsop Venture Partners (“Allsop”), a private equity and venture capital firm, and for six years Mr. Thorp was responsible for the private equity and investment banking activities of Berthel Fisher & Company, Inc. (“BFC”).

From 1993 through 1999, Mr. Thorp served in various executive management positions with BFC, a regional investment-banking firm with significant private equity operations, including serving as President and Managing Director of BFC Planning, Inc., a registered investment adviser. In 1995, Mr. Thorp was instrumental in establishing Berthel Growth & Income Trust I, a $25,000,000 private equity investment fund designed to provide retail investors with a private equity investing opportunity similar to that available to institutional investors. Under Mr. Thorp’s direction (as both a Trustee of, and as an officer of the investment adviser to, BG&IT), BGIT-I, a BDC, established the first limited liability company in the nation to receive an SBIC license. Mr. Thorp also served as Vice-President of Investment Banking for BFC Financial Services, Inc. where he was responsible for formalizing its investment banking activities. While Mr. Thorp was Vice President of Investment Banking, BFC completed approximately 50 private and small public company offerings raising in excess of $125,000,000.

From 1983 through 1992, Mr. Thorp served with Allsop in various investment management positions.  Allsop managed $105,000,000 of institutional capital, making private equity and venture capital investments in approximately 80 portfolio companies over the life of three funds.

Mr. Thorp currently has board responsibilities for the following AAVIN I portfolio companies: America’s PowerSports, Inc., Celleration, Inc., Spinal Designs International, Inc., Varidigm Corporation and Dakota Services Corp.  Mr. Thorp received a BS in Business Administration - Accounting from Oklahoma State University in 1981 and a MBA - Finance from the Wharton School, University of Pennsylvania in 1983. Mr. Thorp is a graduate of the Ninth Annual Venture Capital Institute of the National Association of Small Business Investment Companies.  Mr. Thorp is a member of the National Association of Small Business Investment Companies (NASBIC), where he served on the Board of Governors from 2000-2004, the Regional Association of Small Business Investment Companies (RASBIC) and the National Venture Capital Association (NVCA).

Paul D. Rhines

Mr. Rhines has over 30 years of private equity and venture capital investment experience. Mr. Rhines is a Senior Partner of AAVIN, which he co-founded in 1999.  Mr. Rhines also was a founding general partner of Allsop.  Mr. Rhines is co-founder, Managing Member and Executive Vice-President of Marshall Venture Capital, L.C. (“MVC”), the general partner of Marshall Capital Fund L.P. (“MCF”), a venture capital and private equity fund formed in 1997. Mr. Rhines served as a general partner of R.W. Allsop & Associates L.P., R.W. Allsop & Associates II L.P. and Allsop Venture Partners III L.P. Prior to co-founding Allsop, Mr. Rhines spent 11 years with MorAmerica Capital Corporation, a venture capital company operating one of the largest SBICs in the nation at that time. At MorAmerica, he served six years as a Regional Vice President, two years as Senior Vice President and three years as Executive Vice President.

Mr. Rhines currently serves as a director for the following AAVIN I portfolio companies: Dynamic Broadband Corporation, Metalforming Controls Corporation and PMT Industries, LLC.  Mr. Rhines also serves as a director of GreatAmerica Leasing Corporation, Schebler Company and Stamats Communications, Inc.  Mr. Rhines received a Bachelor of Arts - Accounting from the University of Northern Iowa in 1965. He attended the Harvard University Venture Capital Executive seminar and has served as both a regional and a national officer of the NASBIC.

Eric M. Hender

Mr. Hender has over 30 years experience in corporate finance and management. He is a Senior Partner and co-founder of AAVIN.  In 1997, Mr. Hender co-founded MVC, where he is the Managing Member and President. From 1977 through 1996, Mr. Hender was employed by SCI Financial Group, Inc. (“SCI”) a regional investment bank with diversified financial services including brokerage, investment banking, money management and venture capital. He initially served as President of SCI Capital Company, a venture investment company and later served as President of Securities Corporation of Iowa, a registered broker-dealer. He also held the positions of officer and director of SCI and managing officer and director of Source Data Systems, an SCI affiliate.

Mr. Hender serves on the following AAVIN I portfolio company boards: Handy Industries, LLC, Varidigm Corporation and Hackett Precision Company, Inc.  Mr. Hender also serves on the boards of directors of Inter-Med, Inc.  Mr. Hender received his degree in Business and Banking in 1962 from Colorado College, attended the Banking Institute at the University of Wisconsin and the Securities Institute at Wharton. Mr. Hender served on the National Association of Securities Dealers District Four Conduct Committee and the Securities Industry Association’s Central States Committee.

Kirk E. Kaalberg

Mr. Kaalberg is a Senior Partner of AAVIN, which he joined in 1999.  He has 19 years of operational experience in the telecommunications, software and networking industries. Mr. Kaalberg has significant executive management and corporate development experience including leading and participating in mergers and acquisitions, as well as identifying new markets and developing and launching products and services to take advantage of such opportunities.

        Mr. Kaalberg was one of three founders of McLeodUSA. Formed in 1992, McLeodUSA completed its initial public offering in 1996.  From 1996 through 1999, Mr. Kaalberg served as the Executive Vice President, Network Services of McLeodUSA, where he was responsible for the maintenance of the Iowa Communications Network and the design, development and operation of the company’s network. From 1994 through 1996, Mr. Kaalberg served as Senior Vice President, Network Design and Development and from 1992 through 1994, he served as Vice President of the company. From 1990 through 1992, Mr. Kaalberg served as a senior manager of MCI, where he managed a 175-person conference calling, financial and operations group. From 1987 through 1990, Mr. Kaalberg was an employee of Teleconnect and its successor, Telecom*USA, where he was responsible for business planning and management information systems project prioritization.

Mr. Kaalberg has board responsibilities for the following AAVIN I portfolio companies: Coolibar, Inc., Dynamic Broadband Corporation, Halo Innovations, Inc., Hoffco, Inc., and Metalforming Controls Corporation.  Mr. Kaalberg also serves on the board of Limolink, Inc.  Mr. Kaalberg received his Bachelor of Science degree in Business Administration - Accounting from Central College in Pella, Iowa in 1981 and his Master of Business Administration - Marketing in 1983 from Trinity University in San Antonio, Texas.

Thies O. Kölln

Mr. Kölln joined AAVIN in 2002 and is a Partner. From 2000 through 2002, Mr. Kölln was a consultant with the Boston Consulting Group in Chicago, Illinois, working on business strategy projects for clients ranging from start-ups to Fortune 500 companies.  During that time, he spent nine months on the start-up management team of Orbitz, an online travel agency, and developed a growth plan for a start-up airline.  He also worked with companies in the consumer goods, retail, and technology industries.  From 1996 through 1999, Mr. Kölln practiced corporate law at Kirkland & Ellis in Chicago, Illinois, representing venture capital and private equity funds and large corporations in acquisitions, divestitures, public and private offerings and fund formations. From 1995 through 1996, Mr. Kölln was a law clerk to Judge James B. Loken of the U.S. Court of Appeals for the Eighth Circuit in St. Paul, Minnesota.

Mr. Kölln serves on the following AAVIN I portfolio company boards: Coolibar, Inc., PMT Industries, LLC, Dakota Services Corp. and Hackett Precision Company, Inc.  Mr. Kölln received a Juris Doctorate with honors from the University of Chicago in 1995 where he also served as Editor-in-Chief of the University of Chicago Law Review. He received a bachelor's degree summa cum laude from Dartmouth College in 1992.

Investment Focus

We intend to utilize the following strategy which has been successfully employed by the Principals in the Adviser Funds over an approximately 25 year period.  We will target investments in Middle America markets—the states between the two major mountain ranges—which we believe are underserved; with lower / sub middle market investments—companies typically seeking less than $5 million of financing.  We will seek to invest across stages—Later Stage Growth and Buyout/Recap Stage transactions with modest diversification in earlier stage opportunities; and industry diversification around core competencies in industry sectors including manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services and agriculture-related products and services.

Geography – Middle America

AAVIN’s investment activities are concentrated in the upper Midwest, including Iowa, Michigan, Wisconsin, Minnesota, Indiana, Ohio, Illinois, Missouri, Kansas, Nebraska, Kentucky, Tennessee and the Dakotas.   About 50%-70% of our portfolio investments will be located in the upper Midwest, 70%-80% will be within Middle America, and the balance may be outside these regions in the United States.

We believe this part of the country is underserved by private capital funds relative to the number of transactions that are available.  With the discontinuance of the government-sponsored participating securities SBIC program, this area has become even more neglected.  In the past, often the only other source of capital for the opportunities AAVIN typically considered were SBICs.  The discontinuance of this program will remove from the U.S. market an estimated 150-200 funds managing $8-10 billion in resources.  As a consequence, in the transactions on which we will focus, the pricing experienced by our Adviser has often been more attractive and the competition for transactions has been relatively limited.

Over the last few years, the upper Midwest and Middle America have seen a shrinking supply of venture capital and capital reserves have steadily decreased.  While approximately 9% of all venture funds operated in this region during 2005 and 2006, only 6-7% of all new commitments were made to funds in this region.  This shows a trend toward further reduction of resources in the region by as much as an additional 30%.  During 2006, 13% of all venture capital transactions were located in Middle America.    In addition, only 28% of the dollars raised by Middle American funds were actually deployed locally.  Consequently, a significant amount of capital must be imported for investments that are completed in this region.  However, since 2000 it has been a growing practice by venture funds to invest more exclusively within their home regions, especially in California and the east coast.  These two regions have historically been the sources of much of Middle America’s imported capital.  We believe that there is no reversal to these trends in sight, which points to an even greater shortage of capital to complete venture transactions in Middle America and the upper Midwest.

The available capital for buyout or private equity investments in Middle America is harder to evaluate.  This type of capital tends to be more portable and there has not been a dedicated trade association in years past to accumulate data on this activity.   Capital in this market concentrates on large transactions with the average buyout during the first half of 2007 at $2.4 billion.  The large influx of capital in this market and easy credit caused large firms to consider smaller transactions if those transactions were relatively easy to analyze and close.  As credit has contracted over the last 18 months, we believe these firms will again exit the very small end of the market and concentrate more exclusively on the larger transactions.  In the Midwest there are approximately $700 - $800 million in private equity transactions each year in the very small end of the market in which AAVIN concentrates.

Lower Middle Market Financings

AAVIN focuses on relatively small investment opportunities (i.e. companies seeking less than $10 million, with the majority of financings completed in companies seeking less than $5 million) in companies which are typically valued at less than $10 million.  We will target making $1 – $5 million beginning investments per portfolio company, with the average being $3 – $4 million across all companies in the portfolio over the life of the Fund.  Because of the concentration on lower / sub middle market financings, our investment goal will often be to build companies into profitable acquisition candidates.  Consequently, our approach will not rely upon the availability of the initial public offering markets as an exit vehicle.

AAVIN’s strategy allows it to generate success by assisting companies to attain total market capitalizations upon liquidity of $30 million to $100 million.  This relies upon a disciplined approach to initial investment valuations and the small size of the total equity financing provided.  For example, a $5 million financing purchasing 50% of a company has to grow to a $50-$60 million company valuation over AAVIN’s typical investment period to generate a 40% internal rate of return.  If ownership is further diluted by follow-on financings, investments still perform well at company values below $100 million. There is significantly greater opportunity to build small companies than there is to build large ones.  Consequently, we believe our lower middle market financing concentration will decrease the overall risk associated with our investment strategy.

Stage of Development

AAVIN focuses primarily in late stage growth and private equity financings such as buyouts and recaps.  Growth stage companies are those which are using more cash to fund their business expansion activities than they are generating from operations.  Because growth stage companies are less able to service debt, equity investments are most often the appropriate investment form.  In a typical buyout transaction, the Fund, along with other investors and management will purchase the majority of the portfolio company’s equity.  In a recapitalization transaction, most existing equity holders will retain stakes in the portfolio company while the Fund’s investment will be used to restructure the company’s balance sheet by, for example, retiring debt or repurchasing equity.

The mixture between buyouts and recaps is heavily impacted by the investment environment and cycles that are present during the life of a fund.  AAVIN seeks to exercise a high level of discipline and will adjust our mix of investments away from overly-competitive investment areas that are overpriced.  We will target investing approximately 40% - 60% of our assets in growth financings and 40% - 60% in private equity investments.  While private equity portfolio companies can provide a degree of stability, downside protection and buffering of management expenses, growth financings often provide greater upside potential and energize overall returns. The Principals believe that all financings, growth and private equity, require growth to be successful.

Industry

We will target investments across industries and sectors including manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services and agriculture-related products and services.  Sector diversification can enhance the ability to select better investments out of the targeted region.  Additionally, all industries are subject to cycles.  AAVIN’s diversification strategy allows better management of risk through the adjustment of its mix of investments away from unattractive sectors that may be overly competitive or have developed unattractive long-term prospects.  The Adviser will rely on extensive due diligence, often using external sources, that is up to date and tailored for the opportunity under consideration.  Because AAVIN will conduct such extensive diligence, we do not believe that we will be significantly disadvantaged relative to other funds which may specialize in a particular industry or sector, as these funds must also conduct extensive diligence on the particular investment candidate.

Investment Process

Overview

We intend to operate like a traditional venture capital firm by investing in equity and equity-like securities of private companies and then utilizing those assets to support the portfolio companies’ growth and in some cases facilitating portfolio company ownership change.  Accordingly it will take us longer to identify appropriate investments meeting our criteria than most publicly-held funds and we anticipate that it will take us four to six years to fully invest in our target portfolio of 20 to 25 small privately-held companies.  Over the ensuing years and until final liquidation of the portfolio, the Fund will likely make additional follow-on investments in some existing portfolio companies but we do not anticipate making new investments in new companies more than six years after we commence our investment activities.  Because it will take us longer to make our portfolio company investments than the typical closed-end fund, until we are fully invested in our target portfolio companies, we will hold a large portion of our assets in the Initial Investments.  We will invest at least half of the net proceeds of this offering in Initial Investments which are “qualifying assets” under the 1940 Act within two years of the closing of this offering.

Proprietary Deal Flow

Over the past 35 years, the Principals have developed an extensive and proprietary network of contacts and sources of investment opportunities serving the Middle America region.  These contacts and sources include a network of financial intermediaries (e.g. investment bankers, banks and asset-based lenders), business professionals (accountants, attorneys, past CEOs, shareholders and consultants), brokers and co-investment groups.  The Principals are active in major venture capital and private equity organizations that foster deal flow and create greater awareness among current and potential co-investors.  They also have active relationships with small investment groups that require co-investors to complete transactions.  These relationships generate a stream of investment opportunities which have already experienced some level of review.  AAVIN fields over 1,000 new inquiries each year from all sources and actively investigates between 300 and 400 of such inquiries.  The Fund will benefit from the well-established and diverse network of deal flow that has been developed and maintained by the Principals.  The combination of operating in an underserved target market with limited competition for deals and the Principals’ contact networks has resulted in access to proprietary deals.

Quality Management Teams

The Adviser will seek portfolio companies having management teams with integrity, a track record of success and a strategic vision. The Adviser looks for a management team that can manage rapid growth, maintain a competitive edge in its market and thoroughly understands its industry and global opportunities. The management team’s commitment to a portfolio company is critical to success. The Adviser expects that a portfolio company’s management team will own or have the right to acquire a significant ownership position in the portfolio company.  The management of a portfolio company must have objectives compatible with those of the Fund, including the objective of increasing shareholder value and generating liquidity for shareholders within an acceptable timeframe.

Collaborative Decision Making

The five Principals will oversee our investment process and review all material investment activities. The approval of a majority of the members of the Principals is required for all portfolio investments and divestitures.  In practice, the Principals typically reach consensual decisions by addressing objections early in the process.

Leadership Roles and Value-Added Participation

AAVIN often serves a leadership role in most of the transactions its funds have invested in.  AAVIN I was the lead investor in over 70% of the fund’s investments and had board representation in 100% of AAVIN I’s portfolio companies.  In the Principals’ prior funds, over 90% of investments included board representation.  We anticipate that the Adviser will typically also negotiate the right to remove or replace management under certain circumstances, including underperformance relative to agreed-upon goals.  The day-to-day operations of the portfolio companies will be the responsibility of their management teams, but the Adviser expects to provide assistance to the portfolio companies when needed, particularly in the areas of management selection or change, strategy and business plan formulation, market analysis and approach, business model review and the formulation and execution of treasury and financing strategies. Representatives of the Adviser will usually serve as members or observers of the boards of directors of portfolio companies. Board representation, negotiated investment rights, as well as the Adviser’s close working relationships with the portfolio companies’  respective management teams, will enable the Fund to exercise significant influence and to provide management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements, and exit strategy.

Effective Transaction Structures and Favorable Terms

Each investment made by the Fund will include certain rights negotiated by the Adviser designed to protect and enhance the Fund’s investment. Such rights will often include special liquidity rights (such as put rights and registration rights) and protective rights (such as rights to board seats, anti-dilution rights, shareholders’ rights and rights to make management and control changes and/or to raise additional capital or restructure the company in the event of a default). These rights will typically be tied to certain affirmative and negative covenants of the portfolio companies. The Adviser will be aggressive in negotiating extensive rights to enhance the probability of an investment’s success and to protect the invested money in troubled situations.
Dynamic Portfolio Construction

AAVIN’s investment strategy and approach to portfolio construction is a dynamic process.  Our Adviser continually assesses the market during the investment period regarding attractiveness of various stages (i.e., private equity or growth) and of various industries.  AAVIN will direct its efforts and the construction of our portfolio toward stages and industries that have attractive long-term return characteristics and away from those that become overly competitive or otherwise have impaired long-term prospects.  Pricing directly affects an investment’s actual realized rate of return. The Adviser has proven in the past that it is disciplined with respect to pricing, which can reduce risk.  For example, in a prior fund, the Advisor did not make any investments from the beginning of 2000 until the second half of 2001 because it believed the prospective transactions (which included a number of internet and other technology companies) that it was seeing were overvalued.

The Adviser’s process of dynamic portfolio construction, continually balancing the portfolio between growth and private equity transactions to take advantage of the competitive environment, allows it to refrain from adding companies that it believes are overvalued at a particular point in the business cycle.  When growth investments are highly priced, the Adviser will focus more on buyouts, and when buyouts are highly priced, the Adviser will focus more on growth transactions.  The ultimate mix of the final portfolio is expected to be between 40% and 60% of both growth and buyout transactions, but any particular year in our investment cycle may include a preponderance of either type.  In addition, we believe the Adviser’s access to proprietary deal flow and willingness to utilize creativity will allow it to close transactions that do not see heavy competition from other buyers or investors.

Co-Investment

We expect that a portion of our investments will be made in conjunction with other private equity and venture capital funds not affiliated with us or our Adviser. The Adviser anticipates that we will usually, but not always, be the lead investor in such investments. In earlier-stage investments, co-investment allows a greater number of investments, sharing of necessary follow-on investment requirements, and joint involvement in building each portfolio company. The investment position of the Fund, along with its co-investors, will typically involve a substantial interest in the portfolio company. By sharing opportunities with other venture investors, the Adviser not only expands the financial and managerial resources available to the portfolio company, but also increases the possibility of referrals to the Fund from other venture investors, particularly those who concentrate their investments in similar stage companies or early-stage companies that may subsequently need later-stage financings provided by the Fund.

The 1940 Act generally prohibits us from investing in portfolio companies in which another fund affiliated with us or the Adviser is invested in.  We, the Adviser and AAVIN II have filed a request for an exemptive order with the SEC whereby we may make such investments.  When and if we do receive such an order, we will only be able to make such co-investments consistent with the restrictions provided therein which are designed to address conflicts of interest and fairness among investors.

Exit Strategies

The management of the portfolio company must be committed to a strategy to create liquidity for the Fund’s investment within an acceptable timeframe. Because of the concentration on lower / sub middle market financings, the Fund will generally not rely upon the availablility of initial public offerings as an exit vehicle and will focus instead on creating value that can be realized from a strategic or financial sale. Every portfolio company must be a realistic candidate for a buy-out, merger or recapitalization to provide an exit mechanism for the Fund.

The Adviser will have one or more alternative exit strategies identified before we invest in any portfolio company. The Adviser believes that the optimal exit strategy ultimately emerges after experience with the investment and a careful study of market conditions.  In order to realize our investment objective of providing long-term capital gains for our investors, we will need to sell portfolio investments. The method and timing of the disposition of investments are critical elements of maximizing portfolio return. The Adviser expects to liquidate investments through a variety of transactions, including mergers, acquisitions of portfolio companies by third parties, negotiated private sales to the portfolio companies, other investors in the portfolio companies or other venture capital / private equity investors, and in some cases sales in the public market or pursuant to exemptions from registration. Because of the concentration on lower / sub middle market financings, the Fund will generally not rely upon the availability of initial public offerings as an exit vehicle.

The Principals’ Historic Investment Results

The Principals have managed four venture capital and private equity funds utilizing the same investment strategy as we intend to use.  Three of those funds are mature funds that have been completely or almost completely liquidated and the fourth still holds 15 of its 21 investments.  Each of the Adviser Funds has generated cash-on-cash internal rates of return for their investors (the internal return rate of an investment based on actual contributions made and distributions received) that were in the top quartile of their peers for funds established in the same year, as reported by Thomson One Banker—Private Equity database.  Each of the Adviser Funds has a distribution multiple (i.e., distributions relative to committed capital) that exceeded the average distribution multiples of similar funds formed in the same year.  In addition, all of the Adviser Funds generated returns to investors greater than those that would have been earned by investing the same amounts at the same times in the Vanguard 500 Index Fund (VFINX), and the last two Adviser Funds outperformed this metric by over 800 basis points, or 8%.

The Adviser Funds, and their unaudited investment returns relative to their peers and an S&P 500 index fund are set forth in the table below.  All returns are quoted as of December 31, 2009.  Messrs. Thorp and Rhines were principals of Allsop I, Allsop II and

Allsop III, which were formed in 1981, 1983 and 1987, respectively.  All of the Principals are principals of AAVIN I, which was formed in 2000.

The Principals’ past results with the Adviser Funds are not indicative of future results or the results of the Fund.  There are significant differences between the Fund’s structure and the structure of the Adviser Funds, including (i) the Fund will be registered under the 1934 Act, which means we will have higher operating expenses (like those associated with annual audits and periodic reports filed with the SEC) than the Adviser Funds, (ii) unlike the Adviser Funds, the Fund will elect to be treated as a BDC under the 1940 Act, which means our capital structure and affiliated transactions will be restricted, and we will incur compliance costs not incurred by the Adviser Funds, (iii) our offering expenses will be significantly higher than the Adviser Funds’ private offerings, (iv) investing environments can change dramatically from period to period, and (v) our Adviser’s actions are more limited by, for example, our Board’s oversight and the 1940 Act, and therefore the Principals will not be able to operate the Fund as efficiently as they may have managed the Adviser Funds.

Fund (Year Organized)	Current Fund IRR(1)	Top Quartile Fund IRR	S&P 500 IRR (2)	Actual Multiple (3)	Top Quartile Fund Multiple

R.W. Allsop & Associates, L.P. (1981)	12.7%	12.6%	8.2%	2.0	2.0
R.W. Allsop & Associates II, L.P. (1983)	10.1%	9.2%	8.7%	1.9	1.8
Allsop Venture Partners III, L.P. (1987)	25.0%	16.5%	11.8%	4.5	2.6
AAVIN Equity Partners I, L.P. (2000)	7.7%	2.0%	-0.6%	1.5	1.1

(1)
IRR is cash-on-cash internal rate of return to limited partners, net of all fees, expenses, and carried interest of the general partner.  For funds that have not fully liquidated, IRR includes current value of investments still held by the fund.

(2)
S&P 500 IRR is calculated based on the European Venture Capital Journal’s PME+ metric, which models returns that would have been earned in a security that tracked the Vanguard 500 Index Fund (VFINX) by making the same dollar investments at the same times and receiving the same percentage of those investments (plus gains) at the same times as actual investments and distributions were made by investors in the various funds in question.

(3)
Multiple is cash distributed to limited partners, net of all fees expenses, and carried interest of the general partner, as a multiple of contributed capital.  For funds that have not fully liquidated, the multiple includes the current value of investments still held by the fund.

Other Investment Considerations

Investment Structure

Our investments will typically be structured in negotiated, private transactions directly with the portfolio company. The securities acquired will primarily be preferred stock that is convertible into or participates in distributions with holders of common stock, but may also include a combination of common and preferred equity and debt securities and warrants, options, and other rights to acquire such securities. Our Buyout/Recap Stage investments will typically be structured in negotiated private transactions directly with the sellers, management, and other investors.  These securities may include subordinated debt, preferred or common equity, or any combination of these.  Most of our investments will be in private companies or restricted securities issued by companies having publicly-traded securities and will generally be restricted as to resale or disposition. Consequently, most, if not all, portfolio company equity securities will be illiquid.  Because of the highly speculative nature of growth capital and private equity investments, even secured debt instruments have many of the risks of equity investments, and it is common for debt investments to be accompanied by warrants or other securities that are intended to provide the debt holders with equity-like benefits.

Portfolio Investment Size

The amount of funds committed to a portfolio company and the ownership percentage received will vary depending on the maturity of the company, the quality and completeness of the management team, the perceived business opportunity, the capital required compared to existing capital, and the potential return. Although investment amounts will vary considerably, the Adviser expects that our initial portfolio company investments will generally be between $1 and $5 million, and that the average total investment (including follow-on investments) per portfolio company will be approximately $3 to $4 million, though some investments may be significantly above this range.

Follow-On Investments

After our initial investment, we anticipate that we may be called upon to provide additional or “follow-on” capital for a portfolio company.  Follow-on investments may be made pursuant to rights to acquire additional securities or otherwise to increase our ownership position in a successful or promising portfolio company. We may also be called upon to provide follow-on investments for a number of other reasons, including providing additional capital to a portfolio company to implement its business plan, to develop a new line of business, or to recover from unexpected business problems.  The Adviser attempts to anticipate potential capital needs at the beginning of a portfolio company investment and therefore reserve additional capacity for these needs.

Managerial Assistance

As a BDC, we must offer to provide significant managerial assistance to our portfolio companies.  In the management of the Adviser Funds, the Principals have provided management assistance in critical operational functions to portfolio companies.  Involvement with each portfolio company will vary, depending upon the extent to which a company accepts our offer to provide managerial assistance.  To the extent our Adviser receives fees from our portfolio companies for providing such managerial assistance on our behalf, those fees will be offset against management fees payable by us under the Advisory Agreement.

Investment Valuation

General Valuation Policy

Using procedures established by our Board of Directors, we will perform a valuation for each portfolio company investment on a quarterly basis.  We will carry our investments at fair value determined and approved in good faith by our Board of Directors.

Valuation Process

Fund investments in non-liquid private companies will be valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and will rely on multiple valuation methodologies as described below, reviewed on a quarterly basis by our Board of Directors.  The Fund will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, as follows:

●
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the Adviser’s Principals.  As part of this process, materials will be prepared containing its supporting analysis; and

●
The Investment / Valuation Committee of our Board will assess the valuation in accordance with the methodologies described below, and our Board will ultimately and solely determine the fair value of each investment in our portfolio in good faith.

The Investment/Valuation Committee of our Board may from time to time, if it deems it appropriate, retain the services of independent valuation firms to assist it in reviewing one or more of the valuations performed by the Adviser.  Such independent reviews may, but need not, be undertaken when there has been a significant change in the performance of the portfolio company and/or in the proposed valuation of the portfolio company.

Valuation Methodologies

The Fund’s investments will be presented in the financial statements at fair value in accordance with GAAP.  Investments in securities traded on a national securities exchange, will be stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date will be stated at the last quoted bid price, except for short sales positions and call options written, for which the last quoted ask price is used.   Short-term notes will stated at amortized cost, which approximates fair value.  Restricted securities and other securities for which quotations are not readily available will be valued at fair value as determined by the Board of Directors.

The Fund will record its investments at fair value.  Guidance provided by the FASB defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The Fund will utilize valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs.  Assets and liabilities recorded at fair value will be categorized within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value.   The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy are described below:

●
Level 1.  Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.  The type of investments included in Level 1 include listed equities and listed derivatives.   As required by the guidance provided by the FASB, the Fund will not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

●
Level 2.  Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies.  Investments which are generally included in this category include corporate bonds and loans, less liquid and restricted equity securities and certain over-the-counter derivatives.  A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

●
Level 3.  Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability.  The inputs into the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation.  Investments that are included in this category generally include equity and debt positions in private companies and general and limited partnership interests in corporate private equity and real estate funds, debt funds, funds of hedge funds and distressed debt.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety will require judgment, and considers factors specific to the investment.

Investments for which prices are not observable are generally private investments in the equity and debt securities of operating companies.  Fair value of private investments is based on Level 3 inputs and is determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available.  In the absence of a principle market (public market) the Fund will determine the most advantageous market in which the Fund would sell their investment.  Typically the Fund expects to exit their investment through a sale of the underlying portfolio company.  Valuations of the underlying portfolio companies are completed to compute the fair value the Fund will receive upon such a sale.  Generally these valuations are derived by multiplying a key performance metric of the portfolio company’s asset (e.g. EBITDA) by the relevant valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable.  Private investments may also be valued at cost for a period of time after an acquisition as the best indicator of fair value.

If the fair value of private investments held cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value of such private investments will be the discounted cash flow method.  A sensitivity analysis will be applied to the estimated future cash flows using various factors depending on investment, including assumed growth rate (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values.  The valuation based on the inputs determined to be the most probable will be used as the fair value of the investment.

The determination of fair value using these methodologies takes into account consideration of a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisitions of the investment.  These valuation methodologies involve a significant degree of judgment by the Board of Directors.

Staffing

We do not currently have or expect to have any employees.  Services necessary for our business will be provided by individuals who are employees of our Adviser, pursuant to the terms of the Advisory Agreement.   Each of our executive officers described under “Management of the Fund” in the SAI is an employee of our Adviser.

Properties

Our office, which is provided to us by our Adviser, is located at 118 Third Avenue, SE, Suite 630, Cedar Rapids, Iowa 52401.

Legal Proceedings

Neither we nor our Adviser are currently, nor have been in the last five years, subject to any legal proceedings.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors.  Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser.  Certain employees of our Adviser are responsible for our day-to-day operations.  The names, ages and addresses of our Directors and specified executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below under “Management of the Fund—Directors and Executive Officers” in the SAI.  Each Director and officer will hold office until his or her successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  Unless the Board determines to have a Director’s seat filled via member election, members will not vote on the election of Directors, whose terms are perpetual.  See “Certain Provisions of Our Operating Agreement and the Delaware Limited Liability Company Act” in the SAI.  Our Board of Directors consists of a majority of Directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser or its affiliates (“Independent Directors”).  The Directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.”  The table below provides a brief background of our Directors’ experience in the last five years and discusses the qualifications and skills of each of our Directors.

Board Committees

Our Board of Directors has three standing committees comprised entirely of Independent Directors: the Audit Committee, the Investment / Valuation Committee and the Corporate Governance Committee.  The Audit Committee’s function is to select an independent registered public accounting firm to conduct the annual audit of our financial statements, review the annual audit with such firm, and review the performance and approval of all fees charged by such firm.  In addition, the Audit Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control.  The Investment / Valuation Committee’s function is to assist the Board of Directors with the review of our investment portfolio, determine the fair market value of our investment portfolio or other assets in compliance with the requirements of the 1940 Act, and the implementation of our valuation procedures.  The Corporate Governance Committee was appointed by the Board of Directors to monitor the structure and membership of Board committees; recommend nominees for each committee; recommend Director nominees if there is a vacancy; review corporate governance issues and developments and develop corporate governance guidelines and procedures; evaluate director compensation; and oversee the evaluation of the Board and management.  Please see “Management of the Fund” in our SAI for additional discussion of the roles our Board committees fulfill.

Director	Experiences, Qualifications and Skills

Mary L. Elworth
Ms. Elworth is an Independent Director and the Chair of our Board and founded VisionPoint Group Ltd., a business consultancy group, in 1993.  Ms. Elworth was an investment banker and consultant with Harney Partners from 2004 to 2006 and with Hoganson Venture Group from 1997 to 2004.  We believe her experience as a board member, business consultant and investment banker for companies of the size that are our investment focus provides our Board with direct experience in evaluating the types of companies in which we intend to invest.

Glen A. Moeller
Mr. Moeller is an Independent Director and member of the Audit Committee.  He is the co-owner and operator of Moeller Farms, Ltd. (a family farm), a principal of Agricultural Resource Management Services, LLC (a management consulting business), a principal and broker with Premier Futures, LLC (a commodity brokerage business), a member of Daytrotter Media, LLC (a music promotional website business), and a principal of Meadowlark Development, LLC (a real estate development company).  We believe Mr. Moeller’s diversified experience adds significantly to our Board’s oversight of our investment program.

W. Mark Rosenbury
Mr. Rosenbury is an Independent Director and Chair of the Audit Committee.  He served as President of Countryside Renewable Energy, Inc. (an ethanol holding company) from 2006 to 2007, and as Senior Vice President and Chief Administrative Officer of Terra Industries, Inc. (a fertilizer and industrial products manufacturer) from 1999 to 2006.  We believe Mr. Rosenbury’s direct experience as a senior operating and financial manager of a NYSE-listed agribusiness, whose fertilizer products were primarily distributed to customers in Iowa and surrounding states, enhances our Board’s ability to evaluate the management and operations of our portfolio companies.

Maurice R. Russell
Mr. Russell is an Independent Director, the Chair of the Investment / Valuation Committee and a member of the Corporate Governance Committee.  He founded and serves as President of Russell Consulting Group of Panora, Iowa (a consulting group specializing in risk management, business planning, feasibility analysis and performance compensation) in 1998.  He was also the Division President-Branch Lending of Farm Credit Services from 1971 to 1997.  We believe Mr. Russell’s experience provides our Board with valuable insight, and his more than 20-years of bank lending experience provides additional expertise respecting the creditworthiness of our portfolio companies.

Roger K. Scholten
Mr. Scholten is a Director and the Chair of the Corporate Governance Committee.  He has served as the Senior Vice President, General Counsel and Secretary of Champion Enterprises, Inc. (a manufacturer of residential and commercial structures) since 2007, and as Senior Vice President and General Counsel, Maytag Corporation, from 2001 to 2006.  We believe Mr. Scholten’s extensive experience as in-house counsel with large manufacturing companies provides our Board with a valuable understanding of how portfolio companies must operate within the sometimes complex legal and regulatory environments in which they operate, as well as our Board’s duty to oversee our compliance program.

Joe B. Slavens
Mr. Slavens is an Independent Director and a member of the Audit and Corporate Governance Committees.  He has served as CEO and President of Northwest Bank & Trust Company, and President of Northwest Investment Corp.  We believe Mr. Slavens’ extensive banking experience in the Midwest provides our Board with direct experience in the evaluation of portfolio companies’ creditworthiness.  In addition, as a board member and CEO of highly regulated businesses, Mr. Slavens brings an understanding of disciplined financial reporting and compliance to his service on our Board.

Alan L. Wells
Mr. Wells is an Independent Director and member of the Investment / Valuation Committee.  He is the CEO, President and Chairman of the Board of Directors of Iowa Telecom, and served as Senior Vice President and CFO of MidAmerican Energy Holdings Company (energy producer, supplier and global leader in energy production) from 1997 to 1999.  We believe Mr. Wells’ executive experience provides our Board with insight into the challenges our portfolio companies’ management teams will face.  Additionally, Mr. Wells brings public company board experience to our Board as the CEO of a NYSE-traded company.

Brian R. Jones
Mr. Jones is a Director and is the Chief Operating Officer of ICO and the Research and Business Development Manager of the ICGA / Iowa Corn Promotion Board.  He has served as an Agricultural Business Management Consultant with Context Network (an agricultural consulting firm) from 2000 to 2003, and as a Supply Planning Analyst with Pioneer Hi-Bred International from 1998 to 2001.  We believe Mr. Jones’ experience with investing in smaller companies directly correlates to our intended investment activities.  Additionally, his experience with smaller Midwestern companies in a variety of industries will assist the Board in evaluating the operations and management of our target portfolio companies.

Pamela G. Johnson
Ms. Johnson is a Director of the Fund, the President of ICO, a Director of the NCGA, a principal and operator of Johnson Country Acres, Ltd., a family farm, and has served as the Chair of the Iowa Corn Promotion Board.  We believe Ms. Johnson’s experience with Midwestern agriculture provides our Board with insight into the environments in which many of our portfolio companies will operate.

Thies O. Kölln
Mr. Kölln is a Director of the Fund and a Partner of AAVIN.  Before that he was a consultant with Boston Consulting Group (business strategy consulting firm) from 2000 to 2002 and an attorney with Kirkland & Ellis from 1996 to 1999.  We believe Mr. Kölln’s experience in the venture capital industry and as a practicing lawyer are skills directly related to both his role as a portfolio manager for the Adviser and as a member of the Board.

James D. Thorp
Mr. Thorp is a Director of the Fund and a co-founder of and the Managing Member of AAVIN.  Before that, he was a Principal of Allsop Venture Partners, L.P. (private equity and venture capital firm).  We believe Mr. Thorp’s experience in the venture capital industry and as a manger of a BDC are skills directly related to both his role as a portfolio manager for the Adviser and as a member of the Board.

Advisory Agreement

Pursuant to the Advisory Agreement, our Adviser will, subject to the overall supervision and review of our Board of Directors, provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies.  Our Adviser will provide, on behalf of the Fund, any managerial assistance requested by our portfolio companies.  Our Adviser also will determine from time to time what securities we will purchase, what securities will be held or sold, what portions of our assets will be held uninvested as cash or in other liquid assets, subject always to the provisions of the Fund’s Operating Agreement, and our registration statement under the Securities Act.  Our Adviser will maintain books and records with respect to all of our transactions, and will regularly report to our Board of Directors on our investments and performance.

Our Adviser, in accordance with the Advisory Agreement, will also (i) determine the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of our investments; (iii) perform due diligence on prospective portfolio companies; (iv) monitor our investments; and (v) provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.  Our Adviser’s services to us under the Advisory Agreement will not be exclusive, and our Adviser is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Adviser’s services to us are not impaired by the provision of such services to others, and further provided that the Adviser notifies us prior to being engaged to serve as investment adviser to another fund having a similar investment strategy.  Under the Advisory

Agreement and to the extent permitted by the 1940 Act, our Adviser will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who request such assistance from us.  Any fees received by the Adviser from portfolio companies for ongoing managerial assistance or other services will be offset against management fees payable by us to the Adviser under the Advisory Agreement.

Management Fee

Pursuant to the Advisory Agreement, we will pay our Adviser a fee consisting of two components in return for the management services described above: the Base Management Fee and an incentive fee.  For a discussion regarding the basis for our Board of Director’s approval of the Advisory Agreement, see “Management of the Fund—Advisory Agreement—Board Approval of the Advisory Agreement” in the SAI. This discussion will also be available in our annual report to unitholders.  The Adviser may, from time to time, waive or defer all or any part of the compensation described below.

The Base Management Fee is equal to 2.5% of our “Gross Assets” (our total assets, including investments made with the proceeds of any borrowing, but not including any uninvested cash or cash equivalents resulting from borrowings).  The Base Management fee will be paid monthly in arrears, and calculated based on the value of our assets as of the end of the month.  To the extent the Adviser receives fees from our portfolio companies for providing them with managerial assistance on our behalf as required under the 1940 Act, such fees will be offset against Base Management Fees payable by the Fund to the Adviser.

We will pay our Adviser an incentive fee consisting of two components — an Investment Income Fee and a Capital Gains Fee. The Investment Income Fee equals (i) the amount by which our Pre-Incentive Fee Net Income for the year exceeds the 8% Hurdle, up to the 10% Hurdle, and (ii) 20% of the amount by which our Pre-Incentive Fee Net Income for the year exceeds the 10% Hurdle.  If our Pre-Incentive Fee Net Income does not exceed either the 8% Hurdle or the 10% Hurdle, no Investment Income Fee will be earned or paid.

For purposes of calculating the Investment Income Fee, “Pre-Incentive Fee Net Income” means interest income, dividend income, and any other income (including accrued income that we have not yet received in cash (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we are entitled to receive from portfolio companies) accrued during the year, minus our operating expenses for such year (including the Base Management Fee, expenses payable by the Fund, any interest expense, any tax expense, and dividends paid on issued and outstanding preferred equity, if any, but excluding the incentive income fee); provided, however, “Pre-Incentive Fee Net Investment Income” does not include any interest income, dividend income, and any other income derived from our assets which are not invested in accordance with our investment objective.  While we will not pay the Adviser the Investment Income Fee based upon income from temporary investments, as described above under “Prospectus Summary—the Fund,” we do include cash, treasury bills and similar liquid investments within our investment objective.  For purposes of calculating the Investment Income Fee, “Net Managed Assets” means our total assets, less any debt and less any assets not invested according to our investment objective.

No Investment Income Fee will be earned or paid until the end of the calendar year in which this offering is closed.  In the event we pay the Adviser an Investment Income Fee based upon accrued income which is not actually received, such fees would be refunded by the Adviser.

The second part of the incentive fee, the Capital Gains Fee, will only be paid after the Member Return has been repaid by us to our Members.  At that point, we will pay the Adviser any Capital Gains Fee determined and payable in arrears as of the end of each fiscal year following the Member Return (or, upon termination of the Advisory Agreement, as of the termination date, provided the Member Return has been made), equal to (i) 20% of (a) our net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the effective date of the Advisory Agreement to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Adviser in prior years.

For these purposes, realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the original cost of such security. Unrealized capital depreciation on a security will be calculated as the amount by which our original cost of such security exceeds the fair value of such security at the end of a fiscal year.  The Capital Gains Fee will be calculated and payable annually within thirty (30) days of the end of each calendar year.

Please refer to “Fees and Expenses—Examples of Incentive Fee Calculation” above for examples of how the incentive fees are calculated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Advisory Agreement

We have entered into the Advisory Agreement with our Adviser, an entity in which certain of our officers also serve as principals.  Our Adviser’s services under the Advisory Agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us  (such as AAVIN I) so long as its services to us are not impaired by the provision of such services to others, and provided that the Adviser notifies us prior to being engaged to serve as investment adviser to another fund having a similar investment strategy.  In addition, the private accounts managed by our Adviser or its affiliates, such as AAVIN I, may make investments similar to investments that we may pursue.  It is possible that our Adviser might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us.  However, our Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies, so that we will not be disadvantaged in relation to any other client.  Furthermore, any order granted by the SEC under the Exemptive Application would facilitate co-investments among us and such other accounts in ways which we believe will benefit the Fund and its members.

Conflicts of Interest

Our Independent Directors will review any investment decisions that may present potential conflicts of interest among our Adviser and its affiliates and us in accordance with specific procedures and policies adopted by our Board of Directors, including those provided in the Exemptive Application.

License Agreement

We have entered into the ICGA Agreement, under which the ICGA has agreed to (i) license the ICGA name and logo to us for use in our business, (ii) provide us ongoing access to ICGA’s proprietary database of agribusiness market research, and (iii) provide and coordinate access to the ICGA membership.  We will pay ICGA a royalty fee of 0.15% of our net asset value per year, in arrears, for such services. The initial term of the ICGA Agreement is one year from the date the Fund receives proceeds from a public offering, and it will be automatically renewed for additional one-year renewal terms unless either party elects to terminate the agreement.

Control Persons

As of the date of this Prospectus, the ICGA, ICO and AAVIN control (within the meaning of SEC interpretations) the Fund.  ICO, organized as an Iowa limited liability company and located at 55 N.W. 88th Street, Suite 100, Johnstown, Iowa 50131, provided us capital which we have used to fund our organizational expenses and the expenses of this offering to date and holds 89,132 Common Units, representing 100% of the Fund’s issued and outstanding Units, in addition to a warrant to purchase an additional 84,781 Common Units.  The ICGA, which is ICO’s parent, would be deemed to beneficially own the 89,132 Common Units held by ICO.  The ICGA is organized as an Iowa non-profit corporation and is located at 55 N.W. 88th Street, Suite 100, Johnstown, Iowa 50131.  AAVIN, a Delaware LLC located at 118 Third Avenue, SE, Suite 630, Cedar Rapids, Iowa 52401, serves as our investment adviser.

Although the ICGA, through ICO, has funded our organizational expenses and the expenses of this offering to date in exchange for Common Units and will permit, under the terms of the ICGA Agreement, the Fund to contact its members with respect to a potential investment in the Fund, neither the ICGA nor ICO has passed on the suitability or advisability of an investment in our Units, nor have either passed upon the accuracy or adequacy of any descriptions and disclosures relating to the Fund, including this Prospectus.  Moreover, all of the Fund’s investment decisions will be made solely by the Fund through the Adviser.

ICO is our sole member as of the date of this Prospectus, and thus it and the ICGA are deemed to control us within the meaning of the 1940 Act.  Each investor in this offering must be and remain a State Association member.  The average membership cost is $60 annually, though the cost of State Association membership is a matter determined by each State Association independent of the Fund.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its Unitholders, and is based upon the assumption that this offering closes.  The following discussion reflects applicable federal income tax laws of the U.S. as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its Unitholders (including Unitholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund’s Units.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor (except to the extent discussed below under “U.S. Federal Income Tax Considerations for Non-U.S. Unitholders”).  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes the Fund’s Units are held by U.S. Unitholders and that such Units are held as capital assets.

A U.S. Unitholder is a beneficial owner of the Fund’s Units that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
●
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. Unitholders have the authority to control all of its substantial decisions or the trust have made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. Unitholder” is a beneficial owner of the Fund’s Units that is an individual, corporation, trust or estate and is not a U.S. Unitholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Common Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

General Considerations

The following discussion of federal income tax matters is based upon the Tax Code, the regulations promulgated or proposed thereunder, the position of the IRS set forth in its published revenue rulings, revenue procedures and other announcements and court decisions as in effect on the date of this Registration Statement.  No assurance can be given that future legislative or administrative actions or court decisions will not result in changes in the law which would result in significant modification to the following discussion.  Any such legislative or administrative action or decision may or may not be retroactively applied with respect to transactions completed prior to the date of such action or decision.

There is uncertainty concerning certain of the tax aspects of LLCs taxed as partnerships for federal income tax purposes, and the applicable rules, regulations, and interpretations in this area are under continuing review by the IRS.  Further, the availability and amount of deductions taken by the Fund will depend not only upon the general legal principles described below, but also upon various determinations relating to particular transactions that are subject to potential controversy on factual or other grounds.  There can be no assurance that some of the deductions claimed by the Fund or the allocations of items of income, gain, loss, deduction, and credit among the members will not be challenged by the IRS.  Final disallowance of such deductions or reallocations of such items could adversely affect the Members.

This analysis is not intended as a substitute for careful tax planning, and prospective investors are urged to consult their own tax advisors, attorneys, or accountants with specific reference to their own tax situation and potential changes in the applicable law.

Classification as a Partnership

The federal income tax treatment of the Fund’s taxable income, expenses, gains and losses depends on the Fund’s classification for federal income tax purposes.  The Fund can be classified as either an association taxable as a corporation or as a partnership for federal income tax purposes.  It is intended that the Fund will be classified as a partnership, but the Fund has not and will not request a ruling from the IRS that it will be so classified, nor has the Fund sought an opinion from legal counsel that it is more likely than not that the Fund will be classified as a partnership.

Under the Treasury Regulation entity classification provisions, except for certain specified types of entities (which entities do not include a limited liability company formed under Delaware law, such as the Fund) which must be treated as corporations for federal income tax purposes, business organizations owned by more than one person generally are treated as a partnership for federal income tax purposes, unless the entity affirmatively elects to be treated as a corporation for federal income tax purposes.  The Fund does not intend to elect to be treated as a corporation for federal income tax purposes.

Tax Code §7704(a) provides that a publicly-traded partnership generally is treated as a corporation for federal income tax purposes, irrespective of the application of the classification rules discussed above.  A PTP is defined as any partnership if (i) the interests in such partnership are traded on an established securities market or (ii) the interests in such partnership are readily tradable on a secondary market (or the substantial equivalent thereof).  The Fund does not intend to register the Units on an exchange.

Treasury Regulation §1.7704-1(c) provides that a partnership interest is readily traded on a secondary market or the substantial equivalent thereof “if, taking into account all the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market.”  Treasury Regulation §1.7704-1(c)(2) provides that partnership interests are readily tradable on a secondary market or the substantial equivalent thereof if:

(i)	Interests in the partnership are regularly quoted by any person, such as a broker or dealer, making a market in the interests;

(ii)
Any person regularly makes available to the public (including customers or subscribers) bid or offer quotes with respect to interests in the partnership and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others;

(iii)
The holder of an interest in the partnership has a readily available, regular, and ongoing opportunity to sell or exchange the interest through a public means of obtaining or providing information of offers to buy, sell, or exchange interests in the partnership; or

(iv)
Prospective buyers and sellers otherwise have the opportunity to buy, sell, or exchange interests in the partnership in a time frame and with the regularity and continuity that is comparable to that described in the other provisions of this paragraph (c)(2).

Notwithstanding the preceding, Treasury Regulation §1.7704-1(d) provides a partnership interest is not considered traded on an established securities market or readily tradable on a secondary market or the substantial equivalent unless (i) the partnership participates in the establishment of the market or the inclusion of its interests in a market, or (ii) the partnership recognizes any transfers by either (a) redeeming the transferor partner or (b) admitting the transferee as a partner or otherwise recognizing any rights of the transferee.

Treasury Regulation §1.7704-1 provides that the private transfers and transfers through qualified matching services are disregarded in determining whether interests in the partnership are readily tradable on a secondary market or the substantial equivalent thereof.  Treasury Regulation §1.7704-1(e) provides that the following transfers constitute private transfers:

(i)
Transfers in which the basis of the partnership interest in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under Tax Code §732;

(ii)	Transfers at death, including transfers from an estate or testamentary trust;

(iii)	Transfers between members of a family, with family defined to include brothers and sisters, whether by the whole or half blood, spouse, ancestors, and lineal descendants;

(iv)	Transfers involving the issuance of interests by (or on behalf of) the partnership in exchange for cash, property, or services;

(v)	Transfers involving distributions from a retirement plan qualified under Tax Code §401(a) or an individual retirement account;

(vi)
Block transfers, which are defined as a one or more transfers by a partner and any related persons (within the meaning of Tax Code §267(b) or 707(b)(1)) during any 30 calendar day period of partnership interests aggregating more than two percent of the total interests in partnership capital or profits;

(vii)
Transfers pursuant to a redemption or repurchase agreement exercisable only on (a) the partner’s death, disability or mental incompetence, or (b) the retirement or termination of the performance of services by an individual who had actively participated in the partnership's management or performed services on a full-time basis for the partnership;

(viii)
Transfers pursuant to a closed end redemption plan, in which (a) the partnership only issues partnership interests with the initial offering, and (b) no partner or person related to any partner provides contemporaneous opportunities to acquire interests in similar or related partnerships which represent substantially identical investments;

(ix)
Transfers by one or more partners of interests representing in aggregate 50 percent or more of the total interests in partnership capital and profits in one transaction or a series of related transactions; and

(x)	Transfers not recognized by the partnership.

Treasury Regulation §1.7704-1(g)(2) provides that a matching service is treated as a qualified matching service only if all of the following requirements are satisfied:

(i)
The matching service consists of a computerized or printed listing system that lists customers' bid and/or ask quotes in order to match partners who want to sell their interests in a partnership with persons who want to buy those interests;

(ii)	Matching occurs either by matching the list of interested buyers with the list of interested sellers or through a bid and ask process that allows interested buyers to bid on the listed interest;

(iii)
The selling partner cannot enter into a binding agreement to sell the interest until 15 calendar days after the posting (the “Posting Date”) of the offered sale is made available to potential buyers, which time period is evidenced by contemporaneous records ordinarily maintained by the operator at a central location;

(iv)	The sale effected by the matching service does not occur prior to 45 calendar days after the Posting Date;

(v)
The matching service displays only quotes that do not commit any person to buy or sell a partnership interest at the quoted price (nonfirm price quotes) or quotes that express interest in a partnership interest without an accompanying price (nonbinding indications of interest) and does not display quotes at which any person is committed to buy or sell a partnership interest at the quoted price (firm quotes);

(vi)
The selling partner’s information is removed from the matching service within 120 calendar days after the Posting Date and, following any removal (other than removal by reason of a sale of any part of such interest) of the selling partner's information from the matching service, no offer to sell an interest in the partnership is entered into the matching service by the selling partner for at least 60 calendar days; and

(vii)
The aggregate sales of either partnership capital or profits during the partnership's taxable year (other than in private transfers) do not exceed ten percent of the partnership's total capital or profits.

Due to the limitations on Unit transfers set forth in the Fund’s Operating Agreement and the Treasury Regulations promulgated under Tax Code §7704, the Units should not be readily tradable on a secondary market (or the substantial equivalent thereof).  Thus, the Fund should not be a PTP within the meaning of Tax Code §7704.  Accordingly, the Fund believes that it will be treated as a partnership for federal income tax purposes.

If the Fund is classified as an association taxable as a corporation instead of as a partnership, for any year, the Fund would be subject to federal income tax on its taxable income at rates up to 35% and any applicable state and local taxes; distributions to investors would be taxable as dividends to the investors to the extent of current and accumulated earnings and profits of the Fund and would not be deductible by the Fund; and Fund deductions, if any, would be allowed only to the Fund, rather than being passed through to the Members.

The following discussion assumes that the Fund will be treated as a partnership for federal income tax purposes.   Reference herein to a partner or a partnership shall include reference to a member of a limited liability company treated as a partnership for federal income tax purposes and the limited liability company, respectively.

Federal Income Taxation of the Fund and the Investors

Generally.  If the Fund is treated as a partnership for federal income tax purposes, then the Fund will not be subject to U.S. federal income tax.  Instead, each Member will be required to report on its income tax returns its allocable share of the Fund’s ordinary income or loss, capital gain or loss, credits, tax preferences and other tax items for each of the Fund tax years ending within or with such Member’s respective tax year.  A portion of the Fund’s income, gain, loss and deductions may be attributable to its sale of all or a portion of its investments, which may be treated as ordinary income or loss or capital gain or loss depending on the particular facts and circumstances.  Accordingly, a Member will be subject to tax on its share of any Fund income, whether or not any cash distribution is made by the Fund to it.  Similarly, an investor generally may deduct on its income tax returns its allocable share of the Fund’s losses.  However, such deductions are subject to the limitations described below under the subheading “Limitations On Loss Deductions.”  Similarly, for the Fund's investments in entities that are treated as partnerships for U.S. federal income tax purposes, the Members will be required to report on their income tax returns their allocable share of such company’s ordinary income or loss, capital gain or loss, credits, tax preferences and other tax items, whether or not any cash distribution is made by such partnership.  Deduction for such partnerships’ losses may be subject to the limitations described below under the subheading “Limitations On Loss Deductions.”

Fund Taxable Year.  The Fund intends to seek a calendar year end for U.S. federal income tax purposes.   Tax Code §706(b) provides that a partnership’s taxable year shall be the same taxable year, if any, as the taxable year of one or more of its partners which in the aggregate have more than a 50% interest in the partnership’s profits and capital.  If the partnership’s taxable year is not determined under the preceding sentence, the partnership’s taxable year shall be the taxable year of all of the principal partners.  For these purposes, a principal partner is a partner having a 5% or more interest in partnership profits or capital.  If the two preceding requirements do not establish a taxable year, Treasury Regulation §1.706-1(b)(2)(c) requires the partnership to use the taxable year which results in the least aggregate deferral of income to the partners. The Fund expects to have a calendar year end because the Fund anticipates most of its investors will have a calendar year end.

Treatment of Cash Distributions.  Distributions of net cash flow (if any) or liquidation proceeds generally will not be taxable to the partners.  However, if the amount of cash distributions (whether as a normal operating distribution or a distribution in liquidation of all or part of the partner’s interest) to a partner exceeds the partner’s basis in his partnership interest, then the excess is taxed to him as a gain on the sale or exchange of his partnership interest.  A decrease in a partner’s share of partnership liabilities is treated for federal income tax purposes as a cash distribution to the partner.  If such deemed distribution exceeds the partner’s basis in his partnership interest, the excess generally is taxed to him as gain on the sale or exchange of his partnership interest.  In addition, in certain circumstances, the distribution of marketable securities is treated as a distribution of cash.  A marketable security generally includes a financial instrument that is actively traded.  Interests in some of the Fund's portfolio securities may be treated as marketable securities for these purposes.  However, the Fund does not anticipate distributing securities to the Unitholders.

If the Fund does make a distribution of securities to Unitholders, several exceptions potentially apply to the rules that treat marketable securities as cash for these purposes, some of which may be applicable.  In particular, if the Fund is considered an investment partnership, then a distribution of marketable securities to an eligible partner would not be treated as a distribution of cash.  Tax Code §731(c)(3)(C) provides an investment partnership is generally one that does not engage in a trade or business and its assets consist of cash, stock in corporations and debt obligations.  A partnership which owns an interest in another partnership is deemed to engage in any trade or business engaged in by the other partnership and to own proportionate share of assets of the other partnership.  An eligible partner is generally one who has contributed only cash, stock in corporations and debt obligations.   The Fund anticipates that it will be an investment partnership as such term is defined in §731(c)(3)(C), though ultimately such determination depends on the nature of the Fund’s investments.

If the cash distribution results in a shift of a Member’s share of the Fund’s direct or indirect interest in unrealized receivables or appreciated inventory items, the Member and the Fund may be required to report income or loss on a deemed sale or exchange of their respective interests with respect to such assets and a portion of the gain or loss that would be treated as capital gain or loss might be recharacterized as ordinary income or loss.

Limitations on Loss Deductions

Basis.  A partner may not deduct on his income tax returns his allocable share of the partnership’s losses to the extent that such losses exceed the partner’s “basis” in his partnership interest. Excess losses which may not be deducted as a result of this limitation are carried forward indefinitely and may be deducted to the extent that, at the end of any subsequent year, the partner’s basis in his partnership interest exceeds zero.

Generally, a partner’s “basis” in his partnership interest is, initially, equal to the price paid for such interest plus his share of the partnership’s liabilities.  For this purpose, a partnership’s share of partnership liabilities would include the partnership’s share of liabilities of lower tier partnerships.  Such basis is increased by the partner’s allocable share of the partnership’s income and additional contributions and decreased (but not below zero) by his allocable share of the partnership’s tax losses and by the amount of any distributions of cash or property to him by the partnership.

As stated above, a partner’s basis in his partnership interest also includes his share of partnership liabilities.  For purposes of determining basis, an increase in a partner’s share of partnership liabilities is treated as a contribution of money by such partner to the partnership and a decrease in his share of partnership liabilities is treated as a distribution of money to him.

“At Risk” Limitation.  Tax Code §465 limits the amount of losses which certain investors may deduct from an investment to the amount with respect to which the taxpayer is “at risk” for such activity.  Tax Code §465’s limitations only apply to individuals and C corporations in which five or fewer individuals own more than 50% in value of the outstanding stock of such corporation at any time during the last half of the taxable year.  In determining whether five or fewer individuals own more than 50% of a corporation, certain attribution rules apply so that stock owned by a corporation, partnership or trust might be reattributed proportionally to its respective shareholders, partners or beneficiaries. If a partner is subject to §465’s limitations, such partner’s distributive share of a partnership loss is limited to the amount with respect to which the partner is at risk under Section 465’s provisions.

A taxpayer is at risk for an activity to the extent of cash and the adjusted basis of other property contributed to such activity.  In addition, a taxpayer generally is at risk for amounts borrowed for use in an activity to the extent the taxpayer is personally liable for the repayment of the loan or has pledged property, other than property used in such activity, as security to the extent of the net fair market value of the taxpayer’s interest in such property (other than for amounts borrowed from any person who has an interest in the activity other than as a creditor or from a person related to someone (other than the taxpayer) with an interest in the activity).  The amount at risk is increased by the amount of partnership income and reduced by the amount of partnership loss and distributions from the partnership to the taxpayer.  If the taxpayer’s loss is limited by the at risk provisions, the loss may be carried forward and deducted when the taxpayer’s amount at risk increases.

If, at the end of a taxable year, a taxpayer’s amount at risk is reduced below zero, the negative amount must be recaptured by including it in the taxpayer’s gross income to the extent of net losses taken with respect to the activity.  The amount of recaptured income can be carried forward and deducted later when and to the extent the taxpayer’s amount at risk is above zero.

Limitations on Deductibility of Passive Activity Losses.  Tax Code §469 limits the ability of certain investors to deduct passive activity losses in excess of such investor’s passive activity income in any given year.  Tax Code §469’s limitations only apply to individuals, estates, trusts, personal service corporations and C corporations in which five or fewer individuals own more than 50% in value of the outstanding stock of such corporation at any time during last half of taxable year.  In determining whether five or fewer individuals own more than 50% of a corporation, certain attribution rules apply so that stock owned by a corporation, partnership or trust might be reattributed proportionally to its respective shareholders, partners or beneficiaries.  Generally, losses from passive activities may be deducted only against passive activity income, and may not be used against other income such as salary or portfolio income (such as dividends, interest, annuities, royalties, and non-business capital gains). However, if a taxpayer disposes of all of his interest in a passive activity in a fully taxable transaction, the taxpayer is allowed to offset non-passive income with any suspended passive activity losses attributable to such disposed activity.

The Fund anticipates that it will invest a substantial portion of its assets in privately-held securities.  With respect to an investor, such investor’s share of Fund income, gain, deduction or loss attributable to the Fund’s investment with respect to stock in corporations and debt obligations will likely be treated as portfolio income.  Although the Fund anticipates investing primarily in operating companies treated as C corporations for U.S. federal income tax purposes, the Fund might invest in entities taxed as partnerships for U.S. federal income tax purposes.  The determination of whether income or loss from such an entity is subject to passive activity loss rules is made with reference to the activities of such entity.  Due to multiple types of investments, certain portions of the Fund’s income or loss may be treated as subject to the passive activity loss rules, while other portions of the Fund’s income or loss may be treated as portfolio income.

Special passive activity loss rules apply to investments in entities treated for U.S. federal income tax purposes as publicly-traded partnerships taxed as partnerships under these rules.  Passive activity losses attributable to such a partnership generally may only be used to offset passive income from such partnership.  Accordingly, an investor may be unable to currently deduct his proportionate share of the Fund’s loss attributable to the Fund’s investment in such partnerships generating losses, but the investor would be required to include his proportionate share of the Fund’s income attributable to the Fund's investment in such other partnerships with income.

Management Fees.  The Fund will incur management fees with respect to the investments made by the Fund.  As discussed above under “Management,” the management fee consists of a base management fee and an incentive fee.  The base management fee is equal to 2.5% of the Fund’s Gross Assets.  The incentive fee consists of an investment income fee and a capital gains fee.  The investment income fee is equal to (i) 100% of the excess, if any, of the Fund’s Pre-Incentive Fee Net Income for the year which exceeds  an annual hurdle rate of 8.0% of the Fund’s Net Managed Assets, but which is less than 10.0% of the Fund’s Net Managed Assets, and (ii) 20% of the excess, if any, of the Fund’s Pre-Incentive Fee Net Income for the year which exceeds an annual hurdle rate of 10.0% of the Net Managed Assets.  The capital gains fee is equal to (i) 20% of (a) net realized capital gains on a cumulative basis from the effective date of the Advisory Agreement to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to Fund's Adviser in prior years.  The capital gains fee is only paid after all Members’ capital contributions, plus a cumulative return of 8% on capital contributions not returned to Unitholders, have been repaid by the Fund to the Members.  The section titled “Management” contains a more complete discussion of the management fees.

The management fee is intended to constitute a guaranteed payment as such term is defined in §707(c) of the Tax Code, if the Adviser is a partner.  A guaranteed payment under §707(c) has to be determined without regard to income of the partnership and be for services or the use of capital.  The base management fee and incentive fee should satisfy these requirements based upon the IRS’s interpretation of the requirements, although the ultimate determination would depend on all the facts and circumstances.  Although subject to potential challenge by the IRS, a guaranteed payment ought to be treated as a deductible expense in computing adjusted gross income.  Thus, such amount would not be treated as a miscellaneous itemized deduction.  If not constituting a guaranteed payment, the IRS may contend that the management fee is a deduction under Tax Code §212 for an individual and treated as a miscellaneous itemized deduction.  Miscellaneous itemized deductions for a taxable year are only allowed to the extent that the aggregate of such deductions exceeds 2% of the taxpayer's adjusted gross income.

The IRS recently issued a ruling that considered a management fee paid to an upper tier partnership for managing investments in lower tier partnerships as management fees deductible as miscellaneous itemized deductions.  Thus, if the management fee is not treated as a guaranteed payment deductible in computing adjusted gross income, the IRS may contend that the amounts paid are miscellaneous itemized deductions.

The management fees are incurred with respect to the Fund’s investments, some of which may be passive and others not passive, as discussed above.  Consequently, the management fee will be apportioned between the passive and not passive activities.  The deduction of such fees may be subject to passive activity loss limitations if incurred with respect to passive activities.

The management fee expense may affect the amount of the deduction for investment interest for Unitholders that are not corporations.  The amount allowed as a deduction for investment interest generally can not exceed the net investment income of the taxpayer (other than corporations) for the taxable year.  Investment interest includes interest paid or accrued on indebtedness properly allocable to property held for investment.  Investment interest excludes any interest which is taken into account in computing income or loss from a passive activity.  Property held for investment generally includes property which produces portfolio income and interests in activities involving conduct of a trade or business which is not a passive activity and with respect to which the taxpayer does not materially participate.  Net investment income is investment income less investment expenses.  Investment income generally is income from property held for investment and investment expenses are expenses directly connected with production of investment income.  Investment income and expenses do not include income and expenses from passive activities.  To the extent that the management fee is not incurred with respect to a passive activity, the management fee may be considered an investment expense, and, as such, this portion of the management fee reduces a Unitholder’s net investment income and may reduce the amount of deduction otherwise allowable for investment interest.  Any investment interest disallowed as a deduction under this limitation is carried forward and is treated as investment interest paid or accrued in the succeeding year.

Allocation of Income and Losses

According to Tax Code §701, a partnership under federal income tax law is not itself subject to federal income taxation.  Instead, each of its partners must report its allocable share of the partnership income and is liable for federal income tax on such income in its individual or separate capacity.  The character of any such item to a partner will be the same as it is to the partnership.  The Fund will acquire and dispose of interests in the course of its investment in various companies.  The interests may appreciate during the period of the Fund’s ownership.  It is generally expected that gain or loss recognized from the eventual sale of these interests will generate long-term capital gain or loss.  However, some investments may generate short-term capital gain, which is taxable at the same rates as ordinary income, if held for one year or less. Each partner will be taxed on its distributive share of partnership income even though the equivalent amount of cash may not be distributed to the partner.

Tax Code §704(a) provides that a partner’s distributive share of all income, gain, loss, deduction or credit shall be determined by the partnership agreement.  However, Tax Code §704(b) provides that if the allocation under the partnership agreement does not have “substantial economic effect,” the allocation shall be determined in accordance with the partner’s “interest in the partnership.”  The IRS has promulgated regulations interpreting Tax Code §704(b) (the “704(b) Regulations”) which set standards for ascertaining whether allocations of partnership items have substantial economic effect.

The 704(b) Regulations contain a two-part test for determining whether an allocation has substantial economic effect.  First, it must be determined whether an allocation has economic effect.  If so, a second determination must then be made as to whether the economic effect is substantial.  Under the 704(b) Regulations, allocations of partnership income, gain, loss, deduction or credit will have “economic effect” only if throughout the full term of the partnership:

(i)	the partnership determines and maintains the partners’ capital accounts in accordance with the 704(b) Regulations;

(ii)
upon the partnership’s liquidation (or the liquidation of a partner’s interest in the partnership), liquidating distributions are required to be made in accordance with the positive capital account balances of the partners; and

(iii)
any partner with a deficit in his capital account following the liquidation of his interest in the partnership must be unconditionally obligated to restore the amount of the deficit balance to the partnership, which amount shall be paid to creditors of the partnership or distributed to other partners in accordance with their positive capital account balances (a “deficit capital account makeup provision”).

If the partnership agreement does not provide for a deficit capital account makeup provision, the 704(b) Regulations provide for an alternative economic effect safe harbor.  Under this alternative economic effect test, allocations to a partner will be respected even though the partnership agreement does not impose a deficit capital account makeup provision if items (i) and (ii) above are satisfied and the partnership agreement contains a “qualified income offset” provision.  Under a qualified income offset provision, a partner may not be allocated losses or deductions which result in the partner having a negative capital account and, if such partner unexpectedly receives an adjustment or allocation of loss or deduction or a distribution which results in, or increases, a deficit capital account, such partner will be allocated items of income and gain in an amount and manner sufficient to eliminate such deficit balance as quickly as possible.  If these three tests are satisfied, the allocation will be considered to have economic effect.

Under the 704(b) Regulations capital account maintenance rules, the partnership is to maintain a capital account for each partner, which generally is to be increased by (i) the amount of money and the fair market value of the property contributed by the partner, and (ii) the allocations of partnership income or gain (or items thereof), and decreased by (iii) the amount of money and the fair market value of property distributed to the partner, and (iv) the allocations of partnership deductions or losses (or items thereof).

Allocations to a partner which do not otherwise have economic effect under the rules stated above shall nevertheless have economic effect if a liquidation of the partnership produces the same economic results as would occur if the three requirements first listed above had been satisfied, regardless of the economic performance of the partnership (the “capital account equivalence test”).  Consequently, even if allocations in the partnership agreement are eventually determined not to have economic effect, such allocations will be deemed to have economic effect if the capital account equivalence test is met.

The second determination which must be made is whether the economic effect is “substantial.”  The economic effect of an allocation is substantial if there is a reasonable possibility that the allocation will affect substantially the dollar amounts to be received by the partners from the partnership, independent of tax consequences.  A shift in income tax consequences which is disproportionately large in relation to the shift in economic consequences will result in an allocation which does not have substantial economic effect.

The allocations of losses or deductions to partners attributable to nonrecourse debt (“nonrecourse allocations”) cannot have substantial economic effect because the creditor, rather than the partners, bears the economic risk of such losses. Therefore, the 704(b) Regulations require that nonrecourse deductions be allocated in accordance with the partner’s interest in the partnership.  The 704(b) Regulations provide the following safe harbor rule: nonrecourse allocations are deemed to be made in accordance with partners’ interests in the partnership if (i) partners with deficit capital accounts have an unconditional obligation to restore their capital account deficit or (ii) agree to a qualified income offset provision, and the following criteria are satisfied:

(i)	the two conditions set out above with regard to the maintenance of capital accounts and the provision for liquidating distributions in accordance with positive capital account balances are satisfied;

(ii)
the partnership agreement provides that nonrecourse allocations are made in a manner that is reasonably consistent with allocations which have substantial economic effect of some other significant partnership item attributable to partnership property securing the nonrecourse liabilities;

(iii)	the partnership agreement contains a minimum gain chargeback provision; and

(iv)	all other material allocations and capital account adjustments under the partnership agreement satisfy the 704(b) regulation.

If an allocation does not qualify under this safe harbor, then the allocation must be made in accordance with the partners’ overall economic interests in the partnership.

Nonrecourse allocations are defined as the net increase in partnership “minimum gain” for each taxable year, reduced (but not below zero) by the aggregate distributions of proceeds of a nonrecourse liability made during the year that are allocable to an increase in partnership minimum gain.  Minimum gain is the difference between the amount of a nonrecourse liability securing a property and the adjusted basis of such property. A minimum gain chargeback provision generally requires that in any year in which there is a net decrease in partnership minimum gain, each partner must be allocated items of partnership income and gain equal to that partner's share of the net decrease in minimum gain.  The 704(b) Regulations also provide that a partner’s share of minimum gain is treated as if the partner is obligated to restore such amount to its capital account. The 704(b) Regulations provide that debt held or guaranteed by any partner (or related party) will not be treated as nonrecourse debt.  Accordingly, losses and deductions attributable to such debt must be allocated to the partner holding or guaranteeing the debt (or held or guaranteed party).  Since the Fund might make equity investments in entities which are treated as partnerships for federal income tax purposes, these non-recourse liability provisions could be applicable to liabilities and losses incurred by such entities.

The Fund believes the allocations under the Operating Agreement satisfy the substantial economic effect test.  The Fund’s Operating Agreement generally provides for the maintenance of capital accounts in accordance with the requirements of the 704(b) Regulations.  The Operating Agreement provides for the allocation of Net Profits and Net Losses from Initial Investments, as such terms are defined in the Operating Agreement (net of direct costs associated with the purchase, maintenance and sale of Initial Investments), to be allocated based upon the Members’ capital contributions.  The allocation of Net Profits and Net Losses from Primary Investments, as such terms are defined in the Operating Agreement (net of all of the Fund’s operating expenses), is based upon the Members’ investment percentages, which is generally the Units held by each Member divided by the number of Units outstanding.

The Operating Agreement provides for allocation of the Fund’s income, gain, loss, deductions and credits for federal income tax purposes to be consistent with economic allocations described above and with giving effect to Tax Code §704, and Regulations thereunder, and 706.  The Fund’s Operating Agreement provides that liquidation proceeds from Initial Investments are distributed according to capital contributions and liquidation proceeds from other assets are distributed in accordance with the Members’ investment percentages.

The Operating Agreement does not contain a deficit capital account makeup provision.  The Operating Agreement contains a “minimum gain chargeback” provision.  The Operating Agreement contains a “qualified income offset” provision.  Nonrecourse deductions are to be allocated under the Operating Agreement to the Member who bears the economic risk of loss with respect to the partner nonrecourse debt to which such partner nonrecourse deductions are attributable in accordance with Tax Code §704 and Regulations promulgated thereunder.

The Fund believes that the allocations of income and loss under the Fund’s Operating Agreement have economic effect because such allocations satisfy the capital account equivalence test.  In addition, the allocations are anticipated to affect substantially all the dollar amounts to be received by the investors from the Fund independent of tax consequences.  Consequently, the Fund believes such allocations have substantial economic effect.

Thus, no assurance exists that the IRS will not challenge allocations under the Fund’s Operating Agreement on the grounds that they lack substantial economic effect.  If such a challenge was successful, items of income, gain, loss and deduction of the Fund would be reallocated for U.S. federal income tax purposes to Members in accordance with a determination of their respective interests in the Fund.  It is possible that such a reallocation would be less favorable to certain Members, resulting in a reduction in the amount of net loss or an increase in the amount of net income allocated to such Members.

If its allocations do not have substantial economic effect, the IRS would allocate according to Members’ interests in the Fund.  According to Treasury Regulations, a Member’s interest signifies the manner in which partners have agreed to share economic benefit or burden, if any, corresponding to the income, gain, loss, deduction, or credit (or item thereof) being allocated.  This determination may or may not correspond to the overall economic arrangement of the partners and takes into account all facts and circumstances. In particular, the factors include, without limitation, partners’ relative contributions, interests in economic allocations of profits and losses (if different from allocations for tax purposes), interest of partners in cash flow and other non-liquidation distributions, and rights of the partners to distributions of capital upon liquidation.

Adjustment to Capital Accounts.  The Fund’s Operating Agreement provides that the Members’ capital accounts will be adjusted to reflect unrealized appreciation or diminution in the value of Fund property (a “Revaluation”) in accordance with Treasury Regulation §§1.704-1(b)(2)(iv)(f) and 1.704-1(b)(2)(iv)(g).  Where a fair market value adjustment has been made, the capital accounts of the Fund must be maintained on a book basis instead of a tax basis.  Under the 704(b) Regulations, allocations of items of income, gain, loss and depreciation are made on a book basis (i.e., on the basis of the adjusted values).  The allocation of such items for tax purposes is based upon the book allocation of such items, adjusted to reflect the difference in book and tax basis.  This could result in allocations of items of income, gain, loss and deduction for federal income tax purposes among the members not being in accordance with the general allocation provisions.

Transfer of a Unit in the Fund

The sale or exchange of a Unit in the Fund by a Member generally would result in the recognition of capital gain or loss equal to the difference between the Member’s tax basis in the Unit and the amount of consideration received.  A portion of such gain or loss may be recharacterized as ordinary income or loss to the extent attributable to the Member’s indirect share of certain assets of the Fund or of companies in which the Fund invests that are treated as partnerships for federal income tax purposes.  Such assets include, without limitation, unrealized receivables and appreciated inventory.  The term inventory includes, without limitation, property held for sale to customers in ordinary course of business, property the sale or exchange of which would be considered other than a capital asset and other than property described in Tax Code §1231 (generally, any property the sale or exchange of which would give rise to ordinary income), and property held by the Fund or such entities which, if held by selling Member, would be considered such property.

Alternative Minimum Tax

The Fund’s investments in companies treated as partnerships for U.S. federal income tax purposes may result in the Members being allocated items of tax preference or other adjustments under the alternative minimum tax, which may have an impact on a Member’s potential liability for alternative minimum tax.

Administrative Treatment of Partnership Tax Items

The Fund’s federal income tax returns can be subject to audits by the IRS. Adjustments resulting from such audits may result in adjustments to the Members’ tax returns related to the operations of the Fund and/or audits of the Members’ returns. Such an audit of a Member’s tax return could result in adjustments to the partner’s non- Fund taxable income or loss.  In addition, the Fund might invest in companies treated as partnerships for U.S. federal income tax purposes.  An audit or adjustment to the taxable income of such a company may result in an adjustment to the Fund’s tax return and, concomitantly, the Members’ federal income tax returns.

Audit adjustments to the tax treatment of partnership items of income, gain, loss, deduction, and credit and related litigation are generally handled in a unified partnership level proceeding rather than in separate proceedings with each member.  The IRS will deal with the Fund’s “tax matters partner” (the “TMP”) with respect to its tax matters.  The Fund’s Operating Agreement designates the Fund’s TMP and the TMP has the power to represent all partners before the IRS with respect to Fund items.  Generally, all partners will be entitled to receive notice from the IRS of audits of a partnership’s returns and of the results thereof.

The TMP generally will not be able to bind any Member to a settlement agreement; however, only one judicial proceeding to contest a partnership’s tax adjustment will be permitted. The TMP or certain partners may institute such a proceeding.  All Members will be bound by a decision entered in a judicial proceeding involving a partnership tax adjustment.

Notwithstanding the above, the IRS may assess a deficiency without conducting an administrative proceeding at the Member level against any partner whose treatment of an item on his individual return is inconsistent with the treatment of that item on the Fund’s federal income tax return, unless the partner files a statement with the IRS identifying the inconsistency. In the event an item is treated inconsistently and a statement is not filed, the IRS may assess and collect the additional tax necessary to make the partner’s treatment of the item consistent with the Fund’s treatment of the item.

Interest and Penalties

Interest.  If the Fund or an entity in which the Fund invests is treated as a partnership for U.S. federal income tax purposes is audited by the IRS and adjustments are made to the Fund’s or such entity’s returns, income tax deficiencies may result or be asserted against the Members.  Interest will be due on such deficiencies from the due date of such Member's federal income tax return (without regard to any extension) for the year of adjustment.

Accuracy Related Penalties.  The Tax Code provides for an accuracy related penalty equal to 20% of the portion of the underpayment to which such penalty applies.  The accuracy related penalty applies to the portion of any understatement which is attributable to certain taxpayer actions, including one or more of the following: (i) negligence or disregard of rules and regulations; (ii) any substantial understatement of income tax; or (iii) any substantial valuation misstatement.  For this purpose, “negligence” includes any failure to make a reasonable attempt to comply with the Tax Code, and “disregard” includes any careless, reckless or intentional disregard.  A “substantial understatement of income tax” exists for most taxpayers if the amount of the understatement for any taxable year exceeds the greater of (i) 10% of the tax required to be shown on the return or (ii) $5,000.  C Corporations have a substantial understatement if the understatement exceeds the lesser of (i) 10% of the tax required to be shown on the return, or, if greater, $10,000 and (ii) $10 million.

The understatement amount for “substantial understatement” purposes is reduced by the portion attributable to (i) any item if there is or was substantial authority for such treatment, or (ii) any item where (a) the relevant facts are adequately disclosed on the return and (b) there is a reasonable basis for the tax treatment of such item by the taxpayer (and, if a corporation, clearly reflects income).  This reduction rule does not apply to any item attributable to a tax shelter.  A “tax shelter” means a partnership or other entity, any investment plan or arrangement, or any other plan or arrangement, if a significant purpose of such partnership, entity, plan, or arrangement is the avoidance or evasion of federal income tax.  As indicated above, a taxpayer does not need to disclose a position on a return to avoid a penalty if the taxpayer had substantial authority.

In 2008, Congress amended the return preparer penalty provisions so that a return preparer may be exposed to a penalty if the preparer (i) prepares any return or claim of refund with respect to which any part of an understatement of liability is due to a position described in the following sentence and (ii) the preparer knew or reasonably should have known of the position.  The position described in the preceding sentence is: (a) Except as otherwise provided in (b) and (c), a position is described in the preceding sentence unless there is or was substantial authority for the position; (b) if the position was disclosed and is not a position to which (c)

applies, the position is described in the preceding sentence unless there is a reasonable basis for the position; (c) if the position is with respect to a tax shelter or a reportable transaction to which Code §6662A applies, the position is described in the preceding sentence unless it is reasonable to believe that the position would more likely than not be sustained on its merits.  No penalty is imposed on the preparer under this provision if the preparer acted in good faith and if reasonable cause for the understatement is shown.  Accordingly, a conflict may exist between a taxpayer and its preparer as to an item that may need to be disclosed in order for such person to avoid potential penalties.

A substantial valuation misstatement occurs if the value of any property (or the adjusted basis) is 150% or more of the amount determined to be the proper valuation or adjusted basis.  The penalty doubles to 40% in the case of a gross valuation misstatement, which occurs if the property’s valuation (or the adjusted basis) is overstated by 200% or more.  No penalty will be imposed unless the underpayment attributable to the substantial valuation misstatement exceeds $5,000 ($10,000 in the case of a C corporation).  No accuracy related penalty is imposed on a portion of the understatement if the taxpayer has reasonable cause for the portion and the taxpayer acted in good faith with respect to such portion.

Tax Code §6662A provides an accuracy related penalty for understatements attributable to any “listed transaction” or any “reportable transaction” with a significant tax avoidance purpose.  Both a “listed transaction” and a “reportable transaction” are defined by reference to Tax Code §6707A(c), which in turn refers to the regulations under Tax Code §6011.  The penalty is generally 20% of the understatement if the taxpayer discloses such transaction, and 30% if the transaction is not disclosed.

The accuracy related penalty for listed transactions and reportable transactions can be avoided with respect to any portion of the understatement if (i) it is shown there was a reasonable cause for that portion of the understatement and the taxpayer acted in good faith, (ii) the relevant facts affecting the taxpayer’s treatment are adequately disclosed in accordance with the regulations, (iii) there is or was substantial authority for the taxpayer’s treatment of the item, and (iv) the taxpayer reasonably believed the treatment of the item was more likely than not proper.

The Fund currently anticipates that it will not be a “tax shelter” as defined under these accuracy related penalty rules.  In addition, the Fund currently anticipates that its investments will not result in the Fund being deemed to participate in a listed transaction or reportable transaction.  However, these rules are broad and highly technical, and no assurance can be given that the IRS would not attempt to treat the Fund as a tax shelter or that the IRS would not attempt to deem the Fund's investments as listed or reportable transactions, or that such attempts would not be successful.  See “Reportable Transactions; Non-Deductible Interest” below.

Reportable Transactions; Non-Deductible Interest.  Entirely independent of the accuracy related penalties described above, an additional penalty is imposed on taxpayers who fail to disclose a reportable transaction or listed transaction.  The amount of the penalty is as follows: for natural persons, $10,000 for a reportable transaction and $100,000 for a listed transaction; for all other taxpayers, $50,000 for a reportable transaction and $200,000 for a listed transaction.

The IRS has issued regulations that identify reportable transactions:

(i)
listed transactions, which are (a) abusive transactions that the IRS has identified by notice, regulation, or other published guidance or (b) transactions that are expected to obtain the same or substantially similar tax consequences;

(ii)	confidential transactions, which are transactions in which a paid advisor limits the taxpayer’s disclosure of the tax treatment or tax structure of the transaction;

(iii)
transactions with contractual protection, in which (a) the taxpayer’s fees are contingent on achieving the intended tax consequences, or (b) the taxpayer has a right to a full or partial refund of fees if the expected tax consequences are not sustained;

(iv)
excessive loss transactions, which are transactions that (a) are not included in the “angel list” of acceptable transactions in Rev.  Proc.  2004-66, and (b) result in a deductible loss exceeding: $10 million for a single tax year (or $20 million in any combination of years), if the taxpayer is a corporation or a partnership with only corporate partners; $2 million in a single tax year (or $4 million in any combination of years), if the taxpayer is a partnership, S corporation, individual or trust; or $50,000 in a single tax year if the loss arises from certain foreign currency transactions and the taxpayer is an individual or trust; and

(v)
transactions of interest, which is a transaction that is the same as or substantially similar to one of the types of transactions that the Service has identified by notice, regulation or other form of written guidance as a transaction of interest.

Taxpayers, including corporations, are also barred from deducting interest paid or accrued on any underpayment of tax that is attributable to an understatement arising from an undisclosed listed transaction or from an undisclosed reportable transaction.

Although the Fund currently anticipates that it will not participate in listed or reportable transactions, the Fund will comply with the laws in all respects and will make such filings and disclosures as the Fund and its advisors determine are appropriate or required.

Federal Income Tax Considerations for Tax-Exempt Investors

Taxation of Income from the Fund.  Employee benefit plans and most other tax-exempt organizations, including individual retirement accounts and other retirement plans, generally are exempt from federal income tax.  However, certain of these organizations are subject to federal income tax on unrelated business taxable income (“UBTI”).

Due to the nature of its investments and its investment strategy, the Fund does not anticipate generating UBTI.  However, in particular, indebtedness incurred by the Fund or by entities in which the Fund invests that are treated as partnerships for U.S. federal income tax purposes may give rise to debt-financed income, which is UBTI.  The Fund does not intend to incur debt to acquire its investments.  The entities in which the Fund invests might incur debt in their operations, although the Fund does not anticipate its investments will generate UBTI.  For these purposes, the determination of whether property is debt-financed property requires taking into account the debt against the property throughout the twelve month period preceding the sale or exchange.  Thus, in computing the UBTI under the debt-financed property rules, a tax-exempt investor will have to take into account, in addition to its own debt, both (i) the debt incurred by the Fund and (ii) the inside debt incurred by the portfolio investment, if such entity is treated as a partnership for U.S. federal income tax purposes.  The Fund may have difficulty in determining the amount of the debt incurred by the portfolio company in computing the portion of the gain or loss which is treated as gain or loss attributable to debt-financed property.

Tax Code §512 generally allows a deduction of $1,000 in computing the amount of UBTI subject to income tax.  Thus, if the amount of UBTI is sufficient, an otherwise tax-exempt entity may be subject to federal income tax on a portion of its share of the Fund’s income, as well as state and local taxes.  Accordingly, tax-exempt investors, including employee benefit plans and other tax-exempt organizations, should consult with their tax advisors regarding the potential implications of investing in the Fund.

Excess Business Holdings. Private foundations may be subject to an excise tax if the private foundation has any excess business holdings.  Tax Code §4943 generally imposes an excise tax on a private foundation’s excess business holdings in a business enterprise during a tax year.  For these purposes, a private foundation’s excess business holdings include certain business holdings of the foundation's disqualified persons, which generally include substantial contributors, foundation managers, certain owners of substantial contributors, certain organizations owned by disqualified persons and certain related foundations.

Generally, a business holding will not be excess unless more than 20% of a business enterprise is owned, although in certain circumstances the ownership will not be excess unless more than 35% is owned.  These rules apply not only to the ownership of corporation stock, but also to interests in partnerships, joint ventures and trusts.  The ownership percentage generally is determined based upon the ownership of voting stock of corporations and profits interests of partnerships.  In determining a private foundation’s or disqualified person’s ownership, the Tax Code and regulations apply certain attribution rules, including treating stock or other interests owned, directly or indirectly, by or for a corporation, partnership, estate or trust as owned proportionately by or for its shareholders, partners or beneficiaries.  However, any interest in a business enterprise owned by a corporation that is actively engaged in a trade or business generally is not deemed constructively owned by its shareholders, unless the corporation is involved in certain prohibited transactions as defined in the regulations.  A corporation is not considered actively engaged in a trade or business if the assets used in the trade or business are insubstantial when compared to its passive holdings or the trade or business is not a business enterprise because it is a functionally related business or derives at least 95% of its gross income from passive sources, as discussed below.

The term “business enterprise” is broadly defined to include the active conduct of a trade or business, including any activity that is regularly carried on for the production of income from the sale of goods or the performance of services, and that constitutes an unrelated trade or business.  The term “business enterprise” generally does not include a functionally related business, a program-related investment or a trade or business at least 95% of the gross income of which is derived from passive sources, including dividends, interest, annuities, royalties, certain rental income, gain or losses from sales, exchanges or other disposition of non-inventory property and income from the sale of goods, if the seller does not manufacture, produce, physically receive or deliver, negotiate sales of, or keep inventories in the goods.

With respect to a private foundation’s investment in the Fund, the Fund likely will not constitute a business enterprise, since its income should be derived primarily from passive sources.  Thus, the Fund’s investors which are private foundations likely will not be subject to the excise tax for excess business holdings with respect to the private foundations' investments in the Fund.  With respect to the Fund’s investments, the Members will be treated as owning a proportionate share of such respective investments, based on their percentage ownership.  A private foundation could be subject to the excess business holdings excise tax if such portfolio company ownership by the private foundation and disqualified persons with respect to the foundation exceeds 20% (or 35%, if applicable).

Tax Information

Following the Fund’s receipt of Schedule K-1s from its partnership investments, the Fund will prepare its partnership tax return.  The Fund will then annually provide members with a Schedule K-1 which will include a breakdown by state to assist in any necessary state filings. Additionally, if requested, the Fund will also provide the following information to respective members:

•	A member’s actual tax basis following the preparation of the Fund’s tax return and the member’s Schedule K-1s.

•
An estimate of a Member’s tax basis prior to calculating the actual tax basis.  This estimate will be prepared on a best-efforts basis and be based on the best available information at the time; it may vary materially from a member’s actual tax basis for the year.

•
Certain information to assist in reporting UBTI, including estimates of the percentage of debt-financed property. The calculation of the Fund’s estimated debt-financed property will be complex and based on the best available information to the Fund. There can be no assurance that the Fund’s calculations will be accepted by the IRS.

The Fund will use its best efforts to provide Members tax information in a timely manner. However, the timing of the Fund Fund’s distribution of Schedule K-1s and a Member’s actual year-end tax basis will depend in part on when the Fund receives Schedule K-1s from any portfolio investments which operate as partnerships.  As such, the Fund may not receive Schedule K-1s from such investments in a sufficient timely manner to enable the Fund to prepare the Members’ Schedule K-1 in time for Members to file their own tax returns without requesting a filing extension from the IRS or state or local taxing authorities.  Accordingly, Members may be required to obtain extensions of time for filing their tax returns. Members are encouraged to consult their tax advisors concerning how such delayed reporting may affect their individual tax situations.

State and Local Taxes

In addition to federal income tax consequences, prospective investors may have state and local tax consequences with respect to their investment in the Fund.  Since the companies in which the Fund will invest will likely operate in several states, the investor may have state and local tax reporting in any state in which these portfolio companies operate.  A prospective investor is advised to consult with its own tax counsel as to the state and local tax consequences.  Certain states may require withholding of state income tax with respect to a Member of the Fund or an investor in such portfolio companies, even if there is no distribution of cash.

The foregoing is a general and abbreviated summary of the provisions of the Tax Code and the Treasury Regulations in effect as they directly govern the taxation of the Fund and its Unitholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Unitholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act and accordingly are subject to the regulations and restrictions described below.  A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and providing managerial assistance to them.  The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons, and the 1940 Act requires that a majority of our Board consist of Independent Directors.

Qualifying Assets

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.  Generally speaking, these assets will comprise our “Target Investment Securities,” and the principal categories of qualifying assets relevant to our proposed business are the following:

●
Securities purchased in transactions not involving any public offering from the issuer of the securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company.  An “eligible portfolio company” is defined in the 1940 Act as any issuer that:

●	is organized under the laws of, and has its principal place of business in, the United States; and
●	is not an investment company (other than an SBIC which is wholly-owned by the BDC) or a company that would be an investment company but for certain exceptions under the 1940 Act; and
●	satisfies any of the following:

●	does not have any class of securities with respect to which a broker or dealer may extend margin credit;
●	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company;
●	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or
●
does not have any class of securities listed on a national securities exchange; except that an eligible portfolio company may have a class of securities listed on a national securities exchange, so long as its market capitalization—computed by use of the price at which the issuer’s common equity was last sold, or the average price of the bid and asked prices of such common equity, in the principal market for such common equity as of a date within 60 days prior to the date of acquisition by the BDC—is below $250,000,000.

●	Securities of any eligible portfolio company that we control.

●	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization.

●
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

●	Securities received in exchange for, or distributed on or with respect to, securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

●	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

●
Securities purchased in transactions not involving any public offering from an issuer, or from any person who is an officer or employee of the issuer, if (A) the issuer (i) is organized under the laws of, and has its principal place of business in, the United States, (ii) is not an investment company (other than a SBIC wholly-owned by the BDC) or a company that would not be an investment company but for certain exceptions under the 1940 Act), and (iii) is not an eligible portfolio company because it has a class of securities listed on a national securities exchange, and (B) at the time of such purchase, we own at least (i) 50% of the greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities and 50% of the greatest amount of debt securities of such issuer held by us at any point in time during the period when such issuer was an eligible portfolio company, and (ii) we are one of the 20 largest holders of record of such issuer’s outstanding voting securities.

We may invest up to 30% of our total assets in assets that are non-qualifying assets and are not subject to the limitations referenced above.  These investments may include, among other things, investments in high-yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of otherwise qualifying assets (however, we do not intend to invest more than 10% in publicly-held equity securities).  If the value of non-qualifying assets should at any time exceed 30% of our total assets, we will be precluded from acquiring any additional non-qualifying assets until such time as the value of our qualifying assets again equals at least 70% of our total assets.  See “Risk Factors — Risks Related to Our Operations -- If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.”

Significant Managerial Assistance

Under the 1940 Act, a BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above.  However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) “significant managerial assistance,” as defined in the 1940 Act.  Making available significant managerial assistance means, among other things, any arrangement whereby a BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring or portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers, or other organizational or financial guidance.  We anticipate offering to provide significant managerial assistance to each of our private investment portfolio companies.  In addition, we may charge for providing such managerial assistance.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, a BDC’s investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.  There is no other percentage restriction on the proportion of our assets that may be so invested.  We intend to meet the 70% test with our Initial Investments.

Determination of Net Asset Value

The net asset value per outstanding Unit will be determined quarterly, as soon as practicable after the end of each fiscal quarter, or more frequently if circumstances require.  The net asset value per Unit will be equal to the value of our total assets minus total liabilities and any preferred securities outstanding, divided by the total number of Units outstanding at the date as of which such determination is made.  Fair value will be determined in good faith by our Board of Directors pursuant to our valuation policy.  See “The Fund—Investment Valuation—Valuation Process” below, and “Determination of Net Asset Value” in the SAI.

Senior Securities (Leverage); Asset Coverage Ratio

We do not intend to borrow money or issue any preferred securities.  We are permitted, only under specified conditions, to issue multiple classes of indebtedness and one class of securities senior to our Units if our asset coverage, as defined in the 1940 Act, is equal to at least 200% immediately after each such issuance.  Under the 1940 Act asset coverage test, the value of our assets (less all liabilities and indebtedness not represented by senior securities) must be at least twice that of any outstanding senior securities (plus the aggregate involuntary liquidation preference of any preferred stock).  In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our unitholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with any issuance of debt or senior securities, which is referred to as “leverage,” see “Risk Factors — Risks Related to Our Operations.”

Derivative Securities

The 1940 Act limits the amount of derivative securities that we may issue and the terms of such securities.  We do not have, and do not anticipate having, outstanding derivative securities relating to our Units.

Codes of Ethics

We and our Adviser are each required to maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Codes of Ethics.

Privacy Principles

We are committed to maintaining the privacy of our unitholders and safeguarding their non-public personal information.  The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our unitholders, although certain non-public personal information of our unitholders may become available to us.  We do not disclose any non-public personal information about our unitholders or former unitholders to anyone, except as required by law or as is necessary in order to service unitholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our unitholders to employees of our Adviser who have a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our unitholders.

Compliance Policies and Procedures

We have written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for adequacy and effective implementation and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures.  Jim Thorp has been appointed by our Board of Directors to serve as our Chief Compliance Officer.

Exchange Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items.  In addition, beginning with our annual report for our first fiscal year following the filing of our first annual report under the Exchange Act, we will be subject to the provisions of SOX requiring reports on Section 404 internal controls over financial reporting.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

●	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
●	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
●
pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

●
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

SOX requires us to review our current policies and procedures to determine whether we comply with SOX and the regulations promulgated thereunder.  We will continue to monitor our compliance with all regulations that are adopted under SOX and will take actions necessary to ensure that we so comply.

Withdrawal

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC, unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act.  The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy, or (ii) 50% of our voting securities.

Other

We are subject to periodic examination by the SEC for compliance with the 1940 Act.  We maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.  We do not protect any Director, officer, investment adviser or underwriter against any liability to our unitholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or performance of its duties, as applicable.

State Registration Matters

In addition to registering this offering under the Securities Act, we are also registering this offering under the securities laws of several states.  The following table lists the states in which we have applied to register the sale of our Units, and the amount of Units we have applied to register in each such state.  We will not sell any of our Common Units in any jurisdiction until our registration statement has been declared effective.  We may sell our Common Units in other states if we meet an available exemption from the state’s registration requirement.

Jurisdiction	Number of Common Units Registered	Total Offering Sales Price

Iowa	3,200,000	$40,000,000
Minnesota	768,000	$9,600,000
Illinois	416,000	$5,200,000
Nebraska	320,000	$4,000,000
Ohio	320,000	$4,000,000
South Dakota	288,000	$3,600,000
Missouri	288,000	$3,600,000
North Dakota	288,000	$3,600,000
Wisconsin	256,000	$3,200,000
Indiana	256,000	$3,200,000
Totals:	6,400,000	$80,000,000

DESCRIPTION OF UNITS

Under our Operating Agreement, consistent with the Delaware Limited Liability Company Act (the “Delaware Act”), our Board is authorized to issue an unlimited number of Units, and, subject to the limitations of the 1940 Act, may issue preferred securities having terms established by the Board.  As of August 1, 2010, we had 89,132 Common Units issued and outstanding, in addition to a warrant outstanding for the purchase of an additional 84,781 Common Units.  Our Operating Agreement authorizes our Board of Directors, without any action by our unitholders, to classify and reclassify any unissued Units and preferred securities into other classes or series of securities from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions and other distributions, qualifications and terms or conditions of redemption for each class or series.  Although there is no present intention of doing so, we could issue a class or series of securities that could delay, defer or prevent a transaction or a change in control that might otherwise be in our unitholders’ best interests.  Under the Delaware Act, our unitholders generally are not liable for our debts or obligations.

We do not intend to issue any preferred securities.  In the event we did, such securities would be subject to a number of limitations under the 1940 Act.

The following table provides information about our outstanding equity capital as of August 1, 2010:

Title of Class	Amount Held by the Fund or for its Account	Amount Outstanding
Common Units ……………………………………………………………………	0	89,132

All Units offered by this Prospectus will be duly authorized, fully paid and nonassessable.  Our Unitholders are entitled to receive distributions if and when authorized by our Board of Directors and declared by us out of assets legally available for the payment of distributions.  Our Unitholders are also entitled to share ratably in the assets legally available for distribution to our Unitholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities.  These rights are subject to the preferential rights of any other class or series of our equity capital (though we presently only have one class of equity outstanding and do not intend to issue any preferred securities).

While we will not issue preferred securities, in the event that we have preferred securities outstanding, and so long as we remain subject to the 1940 Act, holders of our Units will not be entitled to receive any net income of or other distributions from us unless all accumulated distributions on preferred securities have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred securities and any outstanding debt is at least 200% after giving effect to such distributions.

Each outstanding Unit entitles the holder to one vote on all matters submitted to a vote of our Unitholders, including the election of Directors (if an election is authorized by the Board).  The presence in person or by proxy of the holders of our Units entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our Unitholders.  Our Operating Agreement provides that if there is an election for a Director (which would only occur if our Board determined to have Members vote on a directorship), each Director shall be elected by the affirmative vote of the holders of a majority of the Units outstanding and entitled to vote thereon.  There will be no cumulative voting in the election of Directors.  Consequently, at any meeting, if any, of our Unitholders, the holders of a majority of the outstanding Units entitled to vote will be able to elect all of the Directors if so entitled.  A meeting of the Unitholders may be called at any time by the Unitholders of the Fund holding in the aggregate not less than fifty-one percent (51%) of the outstanding Units of the Fund.  However, the Bylaws and the Operating Agreement do not provide for an annual meeting of Unitholders.  The Board of Directors has the sole discretion to call a meeting at which directors are elected.  Thus, the system of succession of directors provided by the Operating Agreement makes it very likely that incumbent directors will retain their positions through the life of the Fund and will prevent a change in control of our Board of Directors, even though a change in control might be in the best interests of our Unitholders.  In addition, pursuant to our Operating Agreement and the Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect Directors.

Holders of our Units have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities.  All of our Units have equal distribution, liquidation and other rights.

If we offer additional Units, the offering will require approval of our Board of Directors and, so long as we remain subject to the 1940 Act, the offering will be subject to the requirement that without Unitholder approval, Units may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances, including in connection with an offering to our existing Unitholders.

SUMMARY OF OUR OPERATING AGREEMENT

An investor’s rights in the Fund will be established and governed by the Operating Agreement.  A prospective investor and his or her advisors should carefully review the Operating Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Operating Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Operating Agreement.

Members; Additional Classes of Units

Eligible investors who subscribe for Units and are admitted to the Fund by the Board will become Members of the Fund. In addition, to the extent permitted by the 1940 Act or any required exemptive relief, the Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights and other characteristics different from those of the Units offered in this Prospectus.

Persons must be a member of a State Association in order to purchase Units, and must remain a member of a State Association throughout the term of the Fund.  In the event a Unitholder does not remain a member of a State Association, the Board is empowered to withhold distributions to such Unitholder, in its discretion.

 Liability of Members

Under the Delaware Act and the Operating Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of the value of such Member’s interest in the Fund.

 Limitation of Liability

The Operating Agreement provides that the Directors and officers of the Fund and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

 Power of Attorney

In subscribing for Units, a Member will appoint the Adviser as his, her or its attorney-in-fact for purposes of executing or filing any required certificates and documents relating to the maintenance of the Fund as a limited liability company under the Delaware Act or signing all instruments effecting authorized changes in the Fund or the Operating Agreement. This power of attorney, which will be contained in the Subscription Agreement, is a special power of attorney and is coupled with an interest in favor of the Adviser and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or any portion of the Member’s Units, except that when the transferee has been approved by the Fund for admission as a substitute Member.

 Amendment of the Operating Agreement

The Operating Agreement may generally be amended, in whole or in part, with the approval of a majority of the Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members, except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the Fund; reduce the capital account of a Member; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.9, and 8.10 of the Operating Agreement and as required under the 1940 Act.

Certain Change of Control Provisions

The Operating Agreement includes provisions (i) prohibiting the transfer of a Unit in whole or in part to any person or entity without the express written consent of the Board; (ii) authorizing the Board to amend the Operating Agreement without Member approval (except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the Fund; reduce the capital account of a Member; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.9, and 8.10 of the Operating Agreement and as required under the 1940 Act); and (iii) allowing for the removal of a Director from office for cause only, and not without cause, and only by the action of a majority of the remaining Directors followed by a vote of the holders of at least 75% of the Units then entitled to vote for the election of such Director.  These provisions could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of our Board.  Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

 Term, Dissolution and Liquidation

The Fund shall be dissolved: (i) upon the affirmative vote to dissolve the Fund by not less than 80% of the Directors (including a majority of the Independent Directors); or (ii) as required by the Delaware Act or any other applicable law.  Upon the occurrence of any event of dissolution of the Fund, the Board or the Adviser, acting as liquidators under appointment by the Board (or any other liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in Section 6.2 of the Operating Agreement.

Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to its Members) including actual or anticipated liquidation expenses (including legal and accounting expenses incurred in connection therewith and amounts, if any, owed to Affiliates of the Company); (ii) next to repay debts, liabilities and obligations owing to its Members paid in order of seniority and on a pro rata basis; (iii) income received by the Company from Initial Investments, net of any costs directly incurred by the Company to purchase such Initial Investment, which has not been distributed to Members as distributions, shall be distributed to Members and their legal representatives according to each Member’s respective capital contributions percentage (the Member’s capital contributions divided by the aggregate amount of all Member’s capital contributions); and (iv) made by the company finally to such Members in accordance with the positive balances in their respective capital accounts as determined after taking into account all adjustments to capital accounts for all periods.  Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

The Board may in its sole discretion, if determined to be in the best interests of the Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Members of the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of §4975 of the Tax Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

A Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See “Certain U.S. Federal Income Tax Considerations.”

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan’s governing instruments, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the Fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain U.S. Federal Income Tax Considerations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will operate as BDC under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Tax Code. Thus, the Adviser is not a fiduciary within the meaning of ERISA or the Tax Code with respect to the assets of any Plan that becomes a Member in the Fund, solely by reason of the Plan’s investment in the Fund.

The Fund requires Plan fiduciaries proposing to invest in the Fund to certify that (i) the investment by such Plan interest holder in the Fund is prudent for the Plan  (taking into account any applicable liquidity and diversification requirements of ERISA); (ii) the investment in the Fund is permitted under ERISA, the Tax Code, other applicable law and the Plan’s governing plan documents; (iii) none of the Adviser nor any of its affiliates has acted as a fiduciary under ERISA with respect to such purchase; (iv) no advice provided by the Adviser or any of its affiliates has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (v) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under §406 of ERISA or §4975 of the Tax Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Tax Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Tax Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Tax Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Tax Code discussed above, but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF UNITS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR RESPECTIVE AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE UNITS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey & Pullen, LLP, 555 17th Street, Suite 1000, Denver, Colorado 80202, serves as our independent registered public accounting firm.  McGladrey & Pullen, LLP will provide us with audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

Our securities and other assets are held under a custody agreement with Cedar Rapids Bank & Trust Company.  We will not utilize an outside transfer agent or registrar for our Units.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby have been passed upon for us by Husch Blackwell Sanders LLP, Omaha, Nebraska.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Units offered by this Prospectus. The registration statement contains additional information about us and our Units being offered by this Prospectus.

We will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act.  You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this Prospectus forms a part, and the related exhibits and schedules thereto, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov.  Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

6,400,000 Common Units

_______________

PROSPECTUS
_______________

      August 5, 2010

Through and including August 30, 2010 (the 25th day after the date of this Prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus.  This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Zea Capital Fund LLC
STATEMENT OF ADDITIONAL INFORMATION
 August 5, 2010

Zea Capital Fund LLC, a Delaware limited liability company (the “Fund,” “we” or “us”), is a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  We are managed by AAVIN Equity Advisors, LLC (“AAVIN” or the “Adviser”), which is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

This Statement of Additional Information (“SAI”), relating to the Fund’s Units, does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated August 5, 2010.  This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund’s Units, and investors should obtain and read the Fund’s Prospectus prior to purchasing the Fund’s Units.  A copy of the Prospectus may be obtained without charge from the Fund by calling (319) 366-0456.  You also may obtain a copy of the Fund’s Prospectus on the SEC’s web site (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.  Capitalized terms not defined herein are used as defined in the Prospectus.  This SAI is dated August 5, 2010.

USE OF PROCEEDS

Assuming we issue 4,800,000 Common Units in this offering at $12.50 per Unit, the net cash proceeds at closing from the sale of our Units in this offering will be approximately $55 million after deducting both the sales load and offering expenses, totaling approximately $1,007,930.  The amount of the sales load is based upon a Selling Party commission of 6% per Unit and a commission to Wholesalers in the amount of 2%.  However, the sales load is 5% per Common Unit for the first 20,000 Units sold to persons who are members of a State Association before the offering, is lower for purchases above 20,000 Units, and there is no sales charge for purchases by Exempt Purchasers or for investments to be held in Managed Accounts.  To the extent investors (i) are State Association members, (ii) purchase more than 20,000 Units, (iii) do not purchase through a Wholesaler Selling Agent, or (v) purchase Units to be held in a Managed Account, the sales load amount would be reduced.

We anticipate that substantially all of the net proceeds of this offering will be invested or reserved for investment, as described below, within four to six years after consummation of this offering; however, it could take a longer time to invest substantially all of the net proceeds.  We intend to reserve at our discretion amounts we deem necessary for follow-on investments in that portfolio company to meet later needs of that company.  Some of these additional financings may continue for a number of years after our initial investment in a portfolio company.  We have not allocated any portion of the net proceeds of this offering to any particular private investment.

We intend to operate like a traditional venture capital firm by investing in equity and equity-like securities of private companies and then utilizing those assets to support the portfolio companies’ growth and in some cases facilitating portfolio company ownership change.  Because it will take us longer to make our portfolio company investments than the typical publicly-offered closed-end fund, until we are fully invested in our target portfolio companies (our “Primary Investments”), we will hold our assets in temporary investments, which will include, consistent with our BDC limitations, cash, treasury bills and similar liquid investments for projected initial investment needs and expenses, as well as debt securities of private U.S. companies, private debt offerings of public companies with less than $250 million in market capitalization and other similar investments (collectively, the “Initial Investments”).  We will invest at least half of the proceeds of this offering in Initial Investments which are “qualifying assets” under the 1940 Act and which meet our investment objective within two years of the closing of this offering.  Because the rate of return on our Initial Investments will be lower, a portion of our operating and management fee expenses will be paid directly out of investor’s cash contributions to us for an indeterminate period of time.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

Our investment objective is to provide investors with long-term capital appreciation and we will seek to achieve this objective by investing primarily in privately-issued preferred stock, common stock and subordinated debt with equity features, such as warrants or conversion privileges, issued by privately-held companies located primarily in the Middle America region of the United States, including the states of Iowa, Colorado, Michigan, Wisconsin, Minnesota, Indiana, Ohio, Illinois, Missouri, Kansas, Nebraska, Kentucky, Texas, Tennessee and the Dakotas, with a concentration in the upper Midwest.

The securities we intend to invest in (the “Target Investment Securities”) include (i) preferred equity securities, (ii) common equity securities such as common stock, and (iii) debt instruments which may be subordinate to the rights of a portfolio company’s senior lender, or, in the case of mezzanine debt, contain equity conversion features.

Investment Policies

We will primarily invest the net proceeds in the Target Investment Securities of privately-held companies having revenues up to $50 million annually.  Our Primary Investments will be made according to the following nonfundamental investment policies which have been adopted by our Board of Directors:

● Consistent with our BDC limitations, under normal economic conditions, we intend to invest 50% to 80% of our assets in the upper Midwest region of the United States.

● Under normal economic conditions, we intend to invest 40 to 60% of our assets in buyout and recapitalization transactions (the “Buyout/Recap Stage”).  Companies in the Buyout/Recap Stage are established companies with a history of generating profit and cash flow.  These investments may be in subordinated debt, equity, or a combination of securities.  In a typical buyout transaction, the Fund, along with other investors and management will purchase the majority of the company’s equity.  In a recapitalization transaction, most existing equity holders will retain stakes in the portfolio company while the Fund’s investment will be used to restructure the company’s balance sheet by, for example, retiring debt or repurchasing equity.  The Fund (possibly in concert with other investors) will usually (but not always) take a control position in these transactions, and Buyout/Recap Stage deals will often involve additional leverage beyond our investment.

● Under normal economic conditions, we intend to invest 40 to 60% of our assets in later stage growth transactions (the “Later Stage Growth”).  Later Stage Growth companies have proven their ability to generate sales but may not yet be profitable or able to generate sufficient cash flow to fund their growth.  These investments will typically be in equity because these companies do not have the cash flow to service their debt.  Later Stage Growth companies must have a plan for achieving profitability within approximately two years, and we will usually take minority positions in these transactions.

● Under normal circumstances and subject to our BDC limitations, we intend to invest up to 100% of our portfolio in restricted securities purchased directly from issuers, all of which may be illiquid securities.  We intend to invest primarily in preferred equity securities, but may also invest from time to time in (i) common equity securities, such as common stock, and/or (ii) debt securities such as senior debt, subordinated junior and mezzanine debentures and other non-secured debt or convertible debentures.

● Under normal circumstances and subject to BDC limitations, we will not invest more than 25% of our total assets in the securities of any single issuer.

The following are our fundamental investment limitations set forth in their entirety. We may not:

●
issue senior securities or borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (We are permitted, only under specified conditions, to issue multiple classes of indebtedness and one class of securities senior to our Units if our asset coverage, as defined in the 1940 Act, is equal to at least 200% immediately after each such issuance.  Under the 1940 Act asset coverage test, the value of our assets (less all liabilities and indebtedness not represented by senior securities) must be at least twice that of any outstanding senior securities (plus the aggregate involuntary liquidation preference of any preferred stock).  In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our Unitholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase.);

●
make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder (the 1940 Act permits, for example, a BDC to make loans to officers to purchase its securities as part of an executive compensation plan or to companies under common control with the BDC);

●	invest more than 25% of our total assets in any single industry subsector, as classified by the 2007 North American Industry Classification System (NAICS) issued by the U.S. Census Bureau;

●
underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933 (the “Securities Act”) in the disposition of restricted securities held in our portfolio;

●
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

●
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes assets obtained through leverage we might borrow (though we have no plans to do so).  Our Board of Directors may change our nonfundamental investment policies without Unitholder approval and will provide notice to unitholders of material changes (including notice through unitholder reports).  Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

Leverage

We do not intend to borrow money or issue any senior securities.  However, we will have the right, if we believe that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act.  The use of leverage creates an opportunity for increased income and capital appreciation for Unitholders but at the same time creates special risks that may adversely affect Unitholders.  Because our Adviser’s fee is based upon a percentage of our total assets, which includes borrowing proceeds, our

Adviser’s fee will be higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our Unitholders, who will bear the costs and risks of our leverage.  There can be no assurance that a leveraging strategy, if employed, would be successful during any period in which it is used.  The use of leverage involves risks, which can be significant.

We do not anticipate utilizing interest rate transactions for hedging purposes to attempt to reduce the interest rate risk arising from our potential use of leverage.

Portfolio Turnover

We intend to deploy the proceeds of this offering as described above, harvest such investments when prudent, distribute net proceeds from such dispositions to our Members, then wind down the Fund upon final disposition of our Primary Investments.  We intend to structure our Primary Investments to remain outstanding for approximately five years, although the actual timing of investment returns will vary significantly with some being earlier or later than this target.  In the event we realize investment returns in the first six years of our operations, we will distribute any capital gains from such Primary Investments and may retain the returned principal for further investment in portfolio companies meeting our investment objective.  Any principal returned more than six years after the commencement of our investment activities will be distributed along with any net gains realized on those investments, provided that we may retain such portion of any principal we deem necessary to fund follow on investments in our portfolio companies and our ongoing expenses.  We anticipate that we will have completed this investing and harvesting cycle and wind up operations within approximately 12 years.

Brokerage Allocation and Other Practices

Because our investment strategy is to invest in privately-issued securities, other than with respect to the Initial Investments made before we find Primary Investments meeting our investment objective, we do not expect to utilize brokers in connection with purchasing portfolio securities.  Subject to policies established by our Adviser and approved by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.  While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available.

MANAGEMENT OF THE FUND

Directors and Executive Officers

Our business and affairs are managed under the direction of our Board of Directors.  Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser.  Certain employees of our Adviser are responsible for our day-to-day operations.  The names and ages of our Directors and executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below.  Each Director and executive officer will hold office for an indefinite term, or until he resigns or is removed in the manner provided by law (see “Summary of Our Operating Agreement” in the Prospectus).  Unless otherwise indicated, the address of each Director and executive officer is 118 Third Avenue, SE, Suite 630, Cedar Rapids, Iowa 52401.

Our Board of Directors consists of a majority of Directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser or its affiliates (“Independent Directors”).  The Directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.”  None of our Directors or officers serve, or have served in the last five years, as directors of any company registered under the 1940 Act or of any company whose securities are registered under section 12, or subject to section 15, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Fund consists of only one investment portfolio.

Independent Directors
Name and Age	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Mary L. Elworth, 52	Director and Chairman since 2009
Founder, VisionPoint Group Ltd. (business consultancy group) since 1993; Investment Banker and Consultant, Harney Partners (investment banking and financial consultation business) from 2004 to 2006; Investment Banker and Consultant, Hoganson Venture Group (investment banking and financial consultation business) from 1997 to 2004.

Glen A. Moeller, 60	Director since 2009
Co-owner and Operator, Moeller Farms, Ltd. (family farm) since 1974; Co-owner, Agricultural Resource Management Services, LLC (management consulting business) since 2004; Owner and Broker, Premier Futures, LLC (commodity brokerage business) since 1994; Minority Owner, Daytrotter Media, LLC (a music promotional website business) since 2006; Co-owner, Meadowlark Development, LLC (a real estate development company) since 2004.

W. Mark Rosenbury, 63	Director since 2009
President, Countryside Renewable Energy, Inc. (ethanol holding company) from 2006 to 2007; Senior Vice President and Chief Administrative Officer, Terra Industries, Inc. (fertilizer and industrial products manufacturer) from 1999 to 2006.

Maurice R. Russell, 61	Director since 2009
Founder and President, Russell Consulting Group of Panora, Iowa (consulting group specializing in risk management, business planning, feasibility analysis and performance compensation) since 1998; Division President-Branch Lending, Farm Credit Services from 1971 to 1997.

Roger K. Scholten, 55	Director since 2009
Senior Vice President, General Counsel and Secretary, Champion Enterprises, Inc. (manufacturer of residential and commercial structures) since 2007; Senior Vice President and General Counsel, Maytag Corporation from 2001 to 2006.

Joe B. Slavens, 46	Director since 2009	CEO (since 2002) and President (since 1999), Northwest Bank & Trust Company; President, Northwest Investment Corp. (holding company for Northwest Bank & Trust Company) since 2002.
Alan L. Wells, 51	Director since 2009
CEO, President (since 1999) and Chairman of the Board of Directors, Iowa Telecom (Iowa based telecommunications provider) since 2002; President and Chief Operating Officer, Iowa Telecom from 1999 to 2002; Senior Vice President and CFO, MidAmerican Energy Holdings Company (energy producer, supplier and global leader in energy production), from 1997 to 1999.

Interested Directors & Officers (1)

Name and Age	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Brian R. Jones, 38	Director since 2009
Chief Operating Officer, Iowa Corn Opportunities, LLC (“ICO”), since 2007; Research and Business Development Manager, Iowa Corn Growers Association (“ICGA”) / Iowa Corn Promotion Board (Since 2003); Agricultural Business Management Consultant, Context Network (agricultural consulting firm) from 2000 to 2003; Supply Planning Analyst, Pioneer Hi-Bred International (commercial and parent corn production company) from 1998 to 2001.

Pamela G. Johnson, 59	Director since 2009
President, Iowa Corn Opportunities, LLC since 2007; Director, NCGA, since 2009; Chair, Iowa Corn Promotion Board, 2005 to 2006; Co-owner and operator, Johnson Country Acres, Ltd. (family farm) since 1978.

Eric M. Hender, 70	Vice President since 2009	Co-Founder and Senior Partner of AAVIN since 1999; Managing Member, Marshall Venture Capital, L.C. (venture capital and private equity fund) since 1997.
Kirk E. Kaalberg, 51	Vice President since 2009	Senior Partner of AAVIN since 1999; Co-Founder and President, McLeodUSA (telecommunications company) from 1992 to 1999.
Thies O. Kölln, 39	Director, Vice President, Treasurer and Secretary since 2009
Associate Partner and Partner (since 2004), AAVIN since 2002; Consultant, Boston Consulting Group (business strategy consulting firm) from 2000 to 2002; Attorney, Kirkland & Ellis (law firm) from 1996 to 1999.

Paul D. Rhines, 67	Vice President since 2009
Senior Partner of AAVIN since 2000; General Partner and Executive Officer, Marshall Venture Capital Fund, L.C. (venture capital and private equity fund) since 1998; General Partner and Executive Officer, Allsop Venture Partners (venture capital and private equity fund) since 1981.

James D. Thorp, 51	Director and President since 2009	Co-Founder and Managing Member of AAVIN since 1999; Principal, Allsop Venture Partners, L.P. (private equity and venture capital firm) from 1993 to 1999.
__________

(1)	As a result of their respective positions held with either ICO, the ICGA or the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Board of Directors Leadership Structure

We believe that the Board’s structure is appropriate for our anticipated operations as a BDC under the 1940 Act and having a class of securities which is registered under the Exchange Act, in that its members possess an appropriate depth and breadth of experience relating to our planned investment program, in addition to having a supermajority of Independent Directors.  While our interested Directors play a significant role in the Board’s oversight of our operations, the Chairperson of the Board, Ms. Elworth, is an Independent Director, and the two Board Committees which directly oversee the most critical components of our corporate governance—the Audit Committee and the Corporate Governance Committee—are made up entirely of Independent Directors.

 The primary risks we face in our business will be overseen by our Board.  For example, while the Adviser will be primarily responsible for evaluating the credit worthiness of our portfolio companies, all of our investing activities are subject to the Board’s oversight.  Accordingly, our Adviser will share information about existing and potential portfolio companies with the Board on occasion, and the Board may provide input as to the merit of making or retaining an investment.  Furthermore, the Board’s Investment / Valuation Committee will be directly charged with oversight of our investment portfolio and will serve a primary role regarding the valuation of our investments.  Other risks we face relate to compliance.  Our Board is responsible for oversight of our compliance program and will carry out that responsibility by developing our compliance policies and reviewing periodic reports generated by our service providers as part of our compliance program.

Director Qualifications

The table below discusses the experiences, qualifications and skills of each of our Directors which led to the conclusion that they should serve as such.

Director	Experiences, Qualifications and Skills

Ms. Elworth
Ms. Elworth’s experience as a board member, business consultant and investment banker for companies of the size that are our investment focus, provides our Board with direct experience in evaluating the types of companies in which the Fund intends to invest.

Mr. Moeller
Mr. Moeller’s diversified experience, which includes agricultural operations and investment in a number of real estate development and smaller businesses, adds significantly to our Board’s oversight of our investment program.  That experience, from a business operator’s point of view, qualifies Mr. Moeller to serve as a director.

Mr. Rosenbury
Mr. Rosenbury’s direct experience as a senior operating and financial manager of a NYSE-listed agribusiness, whose fertilizer products were primarily distributed to customers in Iowa and surrounding states, enhances our Board’s ability to evaluate the management and operations of our portfolio companies.

Mr. Russell
Mr. Russell’s experience advising smaller companies, in particular agribusinesses, on business planning and risk management, provides our Board with valuable insight.  His more than 20-years of experience in bank lending in the Midwest provides additional expertise respecting the creditworthiness of our portfolio companies.

Mr. Scholten
Mr. Scholten’s extensive experience as in-house counsel with large manufacturing companies provides our Board with a valuable understanding of how portfolio companies must operate within the sometimes complex legal and regulatory environments in which they operate.  His experience with legal and compliance matters also provides the Board with relevant experience in terms of the Board’s duty to oversee our compliance program.

Mr. Slavens
Mr. Slavens’ extensive experience as President and CEO of a bank and bank holding company in the Midwest provides our Board with direct experience in the evaluation of portfolio companies’ creditworthiness.   In addition, as a board member and CEO of highly regulated businesses,   Mr. Slavens brings an understanding of disciplined financial reporting and compliance to his service on our Board.

Mr. Wells
Mr. Wells’ direct executive experience in the telecom and energy industries provides our Board with insight into the challenges our portfolio companies’ management teams will face.  As the CEO of a NYSE-traded company, Mr. Wells brings public company board experience to our Board.

Mr. Jones
Mr. Jones’ experience with investing in smaller companies directly correlates to the Fund’s intended investment activities.  Additionally, Mr. Jones’ direct experience with smaller Midwestern companies in a variety of industries will assist the Board in evaluating the operations and management of our target portfolio companies.

Ms. Johnson	Ms. Johnson’s experience with Midwestern agriculture provides our Board with insight into the environments in which many of our portfolio companies will operate.
Mr. Kölln	Mr. Kölln’s experience in the venture capital industry and as a practicing lawyer are skills directly related to both his role as a portfolio manager for the Adviser and as a member of the Board.
Mr. Thorp	Mr. Thorp’s experience in the venture capital industry and as a manger of a BDC are skills directly related to both his role as a portfolio manager for the Adviser and as a member of the Board.

Audit Committee

Our Board of Directors has a standing Audit Committee that consists of three Independent Directors: Mr. Rosenbury (Chairman), Mr. Slavens, and Mr. Moeller.  The Audit Committee’s function is to select an independent registered public accounting firm to conduct the annual audit of our financial statements, review with the independent registered public accounting firm the outline, scope and results of this annual audit, and review the performance and approval of all fees charged by the independent registered public accounting firm for audit, audit-related and other professional services.  In addition, the Audit Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control.  The Audit Committee has at least one member who is deemed to be a financial expert and operates under a written charter approved by the Board of Directors.

Investment / Valuation Committee

We have an Investment / Valuation Committee that consists of the following Independent Directors: Messrs. Russell (Chairman), Wells and Ms. Elworth.  The Investment / Valuation Committee’s function is to serve as an independent and objective party to oversee the Fund’s investment portfolio.  The Committee will assist the Board of Directors with the review of the investment portfolio of the Fund, determine the fair market value of the Fund’s investment portfolio or other assets in compliance with the requirements of the 1940 Act, and the implementation of the Fund’s valuation procedures.  The Investment / Valuation Committee has not yet met, but will meet quarterly or more often, as necessary.

Corporate Governance Committee

We have a Corporate Governance Committee that consists exclusively of Independent Directors: Messrs. Scholten (Chair), Russell, and Slavens.  The Corporate Governance Committee was appointed by the Board of Directors to (i) monitor the structure and membership of Board committees; (ii) recommend to the Board Director nominees for each committee (iii) recommend Director nominees if there is a vacancy; (iv) review issues and developments related to corporate governance issues and develop and recommend to the Board corporate governance guidelines and procedures; (v) evaluate and make recommendations to the Board regarding director compensation; and (vi) oversee the evaluation of the Board and management.  If the Board determines to hold an election of Director sent, the Corporate Governance Committee will consider unitholder recommendations for nominees for membership to the Board of Directors so long as such recommendations are made in accordance with our Bylaws.  The Corporate Governance Committee has not yet met, but will meet periodically, as necessary.

Compensation of Directors

The compensation of our Directors is governed by a compensation policy adopted via resolution of the Board of Directors on July 24, 2009 (the “Compensation Policy”).  The Compensation Policy provides that: (i) following the completion of this offering, Directors will receive (a) a quarterly retainer of $3,000, (b) the Chairman of each the Audit and Investment / Valuation Committees will receive an additional quarterly retainer of $1,000, and (c) the Chairman of the Corporate Governance Committee will receive an additional quarterly retainer of $500; (ii) the Directors receive $2,000 for each Board meeting attended if the meeting is scheduled as an in-person meeting and the Director attends in-person or via telephone and $1,000 for each Board or Board committee meeting attended if on a day other than a regularly scheduled Board meeting attended in-person or by telephone; (iii) $500 for each periodic update Board meeting by conference call; and (iv) the Fund reimburses all reasonable expenses of the Directors in attending Board of Directors and committee meetings.  In addition, the Chairman of the Board receives an additional quarterly retainer of $1,500, which commenced in March 2009.  Directors’ meetings are normally held on a quarterly basis, with additional meetings held as needed.  All Director compensation is payable quarterly, in arrears.

We do not presently maintain any pension or retirement plans, bonus, equity options, stock appreciation rights, non-equity incentive plans, or non-qualified deferred compensation for either our Directors or executive officers.  Furthermore, we have no agreements with any officer or Director pertaining to change-in-control payments.

Compensation of Executive Officers

The Fund has no employees and does not pay any compensation to any of its officers.  The Fund has not compensated its executive officers in its last fiscal year.  The Fund does not provide any bonus, equity options, equity appreciation rights, non-equity incentive plans, non-qualified deferred compensation or pension benefits to its executive officers.  Furthermore, the Fund has no agreements with any officer pertaining to change-in-control payments.  All of the Fund’s officers and staff are employed by the Adviser, which pays all of their cash compensation.

Our Adviser

AAVIN is an investment adviser which is registered as an investment adviser with the SEC.  AAVIN has a staff of seven and its principal office is located in Cedar Rapids, Iowa.  Together with its affiliates, AAVIN had approximately $22.4 million under management as of December 31, 2009.

AAVIN’s principals, James Thorp, Paul Rhines, Eric Hender, Kirk Kaalberg and Thies Kölln (the “Principals”) will be responsible for the day-to-day management of our investment portfolio.  Fund investment decisions will require the approval of a majority of the Principals.  The Principals, as a group, have over 145 years of cumulative investment and business development experience. Three of the Principals have individual venture capital/private equity investment management experience of over 25 years each.  In four previous funds, the Principals have been successful in executing a venture and private equity investment strategy focused on Middle America.  In addition to private equity investment experience, the Principals have extensive financial, strategic and operational experience building successful companies in manufacturing, distribution, business services, consumer products and retail, telecommunications, financial services, healthcare products and services, and other industries.  The Principals have been working together as a group for seven years and most of them have worked together since the early 1980s.

Portfolio Managers

Each Principal will receive both an annual salary and a bonus from the Adviser.  Salaries are fixed annually to be competitive with salaries for managers at similarly sized private equity and venture capital funds.  Bonuses are typically paid twice per year, and reflect the performance of the Principal against certain criteria set for that time period, including deals sourced and completed, assistance provided to portfolio companies, and administrative duties performed for the Fund.  Because the Fund’s investments are intended to be held for a number of years, annual bonuses will not necessarily tied to unrealized appreciation or depreciation on the Fund’s investments.  The Adviser will pay bonuses to the Principals when it receives capital gains fees relating to the successful sales of the Fund’s portfolio company securities.  Such bonuses will be directly related to the Fund’s performance because this fee is earned by the Adviser only when and to the extent that cash is distributed to the Fund’s investors.  AAVIN anticipates that these bonuses tied to the Fund’s performance will represent the largest portion of the total compensation paid to the Principals by the Adviser over the life of the Fund.

The following table lists the number of other funds or investment accounts for which the Principals, through AAVIN or its affiliates, provide day-to-day management services and such account/funds’ aggregate value as of March 31, 2010.  All of such funds pay entities (other than AAVIN) controlled by one or more of the Principals performance fees.
	Number of Accounts	Total Assets of Accounts
James Thorp
Registered investment companies	0	$0
Other pooled investment vehicles	1	$22,400,000
Other accounts	0	$0
Paul Rhines
Registered investment companies	0	$0
Other pooled investment vehicles	3	$45,700,000
Other accounts	0	$0
Eric Hender
Registered investment companies	0	$0
Other pooled investment vehicles	2	$24,200,000
Other accounts	0	$0
Kirk Kaalberg
Registered investment companies	0	$0
Other pooled investment vehicles	1	$22,400,000
Other accounts	0	$0
Thies Kölln
Registered investment companies	0	$0
Other pooled investment vehicles	1	$22,400,000
Other accounts	0	$0

Advisory Agreement

Pursuant to the Second Amended and Restated Investment Advisory Agreement with AAVIN dated June 8, 2010 (the “Advisory Agreement”), our Adviser will be subject to the overall supervision and review of our Board of Directors, provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies.  Our Adviser will provide, on behalf of the Fund, any managerial assistance requested by our portfolio companies.  Our Adviser also will determine from time to time what securities we will purchase, what securities will be held or sold, what portions of our assets will be held uninvested as cash or in other liquid assets, including the Initial Investments subject always to the provisions of our Third Amended and Restated Limited Liability Company Agreement dated June 8, 2010 (“Operating Agreement”), our bylaws adopted under the Operating Agreement (the “Bylaws”), and our registration statement under the Securities Act.  Our Adviser will maintain books and records with respect to all of our transactions and will regularly report to our Board of Directors on our investments and performance.

 Our Adviser, in accordance with the Advisory Agreement, will also (i) determine the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of our investments; (iii) perform due diligence on prospective portfolio companies; (iv)  monitor our investments; and (v) provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Our Adviser’s services to us under the Advisory Agreement will not be exclusive, and our Adviser is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Adviser’s services to us are not impaired by the provision of such services to others, and further provided that AAVIN notifies us prior to being engaged to serve as investment adviser to another fund having a similar investment strategy.  Under the Advisory Agreement and to the extent permitted by the 1940 Act, our Adviser will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

Payment of Our Expenses

We will bear all expenses not specifically assumed by our Adviser and incurred in our operations, and we will bear the expenses related to this offering.  The compensation and allocable routine overhead expenses of all investment professionals of our Adviser and its staff, when and to the extent engaged in providing us investment advisory services, is provided and paid for by our Adviser and not us.  The expenses borne by us include:

●	other than as expressly provided in the Advisory Agreement, expenses of maintaining the Fund and continuing its existence and related overhead,
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commissions, spreads, fees and other expenses in connection with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on behalf of the Fund,

●	auditing, accounting and legal expenses,
●	taxes, interest and governmental fees,
●	expenses of issue, sale, repurchase and redemption (if any) of interests in the Fund, including expenses of conducting tender offers for the purpose of repurchasing Fund securities,
●	expenses of registering and qualifying the Fund and its securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,
●
expenses of communicating with unitholders, including website expenses and the expenses of preparing, printing, and mailing press releases, reports and other notices to unitholders and of meetings of unitholders and proxy solicitations therefore,

●	expenses of reports to governmental officers and commissions,
●	insurance expenses and association membership dues,
●
fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including, without limitation, safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

●	fees, expenses and disbursements of transfer agents, distribution and interest paying agents, shareholder servicing agents and registrars for all services to the Fund,
●	compensation and expenses of Directors of the Fund who are not members of the Adviser’s organization,
●	pricing, valuation, and other consulting or analytical services employed in considering and valuing the actual or prospective investments of the Fund,
●	all expenses incurred in leveraging of the Fund’s assets through a line of credit or other indebtedness or issuing and maintaining preferred shares,
●	all expenses incurred in connection with the organization of the Fund and any offering of Units, and

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such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and the obligation of the Fund to indemnify its Directors, officers and shareholders with respect thereto.

Duration and Termination

The Advisory Agreement was approved by our Board of Directors and by our sole Unitholder on March 11, 2010. Unless terminated earlier as described below, it will continue in effect for a period of two years from March 11, 2010, (the “Effective Date”).  It will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our Directors who are not interested persons or parties to the Advisory Agreement.  The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by a vote of the majority of the outstanding shares of our Units without penalty or by us without penalty upon not more than sixty (60) days’ written notice to our Adviser.  The Advisory Agreement may also be terminated by our Adviser without penalty upon not less than sixty (60) days’ written notice to us.

Liability of the Adviser

The Advisory Agreement provides that our Adviser will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement.  However, our Adviser will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of its duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of our Adviser’s obligations under that agreement.

Advisory Fees

Under the terms of the Advisory Agreement, we will pay the Adviser a monthly base management fee (the “Base Management Fee”) equal to 2.5% per annum of our Gross Assets.  “Gross Assets” means our total assets, including investments made with the proceeds of borrowings, less any uninvested cash or cash equivalents which result from borrowings.  The Base Management Fee will be calculated monthly and paid in arrears and will be calculated based on the value of our Gross Assets as of the beginning of the month.

The Adviser will receive an incentive fee (the “Incentive Fee”) consisting of two parts, as follows:

First, The Adviser will receive an investment income fee (the “Investment Income Fee”), for which the following defined terms are used to calculate:

● “8% Hurdle” means 8.0% of our Net Managed Assets.

● “10% Hurdle” means 10.0% of our Net Managed Assets.

● “Net Managed Assets” means our total assets less our indebtedness and “Excluded Assets.”

● “Excluded Assets” are cash, cash equivalents, other temporary short term investments, or any other investments which are not within our investment objective.  While we will not pay the Adviser the Investment Income Fee based upon income from these investments, as described in the Prospectus under “Prospectus Summary—the Fund,” we do include cash, treasury bills and similar liquid investments within our investment objective.

● “Pre-Incentive Fee Net Investment Income” means interest income, dividend income, and any other income (including accrued income that we have not yet received in cash (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we are entitled to receive from portfolio companies) accrued during the applicable year, minus our operating expenses for such year (including the Base Management Fee, expenses payable under the Advisory Agreement, any interest expense, any tax expense, and dividends paid on issued and outstanding preferred equity, if any, but excluding the Incentive Fee payable); provided, however, Pre-Incentive Fee Net Investment Income shall not include any interest income, dividend income, and any other income derived from Excluded Assets.

The Investment Income Fee equals:

(1) 100% of the amount by which our Pre-Incentive Fee Net Income for the year exceeds the 8% Hurdle, up to the 10% Hurdle, plus

(2) 20% of the amount by which our Pre-Incentive Fee Net Income for the year exceeds the 10% Hurdle.

The Investment Income Fee will be calculated and payable annually in arrears within thirty days of the end of each calendar year, with the fee first accruing on the first December 31 following the date we receive the proceeds of this offering (the “Effective Date”). The Investment Income Fee calculation will be adjusted appropriately on the basis of the number of calendar days in the first period the fee accrues or the calendar year during which the Advisory Agreement is in effect in the event of termination of the Advisory Agreement during any calendar year.

Second, The Adviser will receive a capital gains fee (the “Capital Gains Fee”), for which the following defined terms are used to calculate:

● “Member Return” means the point at which we have (1) made distributions to our Unitholders equal to all capital contributions, and (2) distributed a return on all Outstanding Contributions of an annual rate of 8% on a cumulative basis.

● “Net Realized Capital Gain” means our realized capital gains, less our realized capital losses.

● “Outstanding Contributions” means all capital contributions made to the Fund less any distributions which are treated as a return of capital contributions.  In the event a change in the amount of the Outstanding Contributions occurs during any fiscal year, the 8% annual hurdle rate of return will be applied on a pro-rata basis to the varying levels of Outstanding Contributions during the year.

The Capital Gains Fee equals 20% of:

(1) (a) our Net Realized Capital Gain on a cumulative basis from the Effective Date to the end of any fiscal year in which all Member Returns have been made, less (b) any unrealized capital depreciation at the end of such fiscal year, less

(2) the aggregate amount of any Capital Gains Fees paid in all prior fiscal years.

For these purposes, realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the original cost of such security. Unrealized capital depreciation on a security will be calculated as the amount by which our original cost of such security exceeds the fair value of such security at the end of a fiscal year.

The Capital Gains Fee will be calculated and payable annually within thirty (30) days of the end of each calendar year.  In the event the Advisory Agreement is terminated, the Capital Gains Fee calculation will be undertaken as of, and any resulting  Capital Gains Fee shall be paid, within fifteen (15) days of the date of termination.

Board Approval of the Advisory Agreement

Our Board of Directors, including a majority of the Independent Directors, reviewed and approved the Advisory Agreement on June 8, 2010.  In addition, the Advisory Agreement was approved by our sole member on June 8, 2010.  In considering the approval of the Advisory Agreement, our Board of Directors evaluated information provided by our Adviser and considered various factors, including the following:

●
a description of the Adviser’s business, which the Board concluded demonstrated the appropriate level of expertise and size which the Board concluded would benefit the Fund and which the Fund should receive from its portfolio manager;

●	biographical information respecting the Adviser’s personnel, which the Board concluded demonstrated the appropriate level of experience and qualification;

●	the Adviser’s financial condition, which the Board concluded demonstrated that it is able to perform its obligations under the Advisory Agreement and otherwise service the needs of its clients;

●
the nature, quality and extent of the advisory services to be provided by the Adviser, including its reputation, expertise and resources in the market in which the Fund will invest, which the Board concluded would benefit the Fund by achieving above-average performance (as compared to other portfolio managers of similar asset classes using similar strategies for portfolios of similar size);

●
the advisory fees payable to and profits to be realized by the Adviser under the Advisory Agreement, which the Board concluded (i) were reasonable in comparison to the fees charged by other portfolio managers of funds of similar size having similar investment strategies, (ii) were in the range of the fee comparisons to the peer funds identified for the Board, and (iii) while at the high end of the range in some respects, were justified based on the labor intensive approach of the Adviser with respect to asset selection and management, which has resulted in returns exceeding those of other potential managers considered;

●
the Adviser’s investment performance with respect to all accounts with similar investment strategies advised by it or its affiliates, which the Board concluded demonstrated that the Adviser’s investment strategies and principles have shown superior performance over time;

●	the Adviser’s portfolio transaction practices, which the Board concluded demonstrated that it appropriately allocates investment opportunities among its clients and seeks to treat its clients fairly;

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the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser, which the Board concluded demonstrated that it will be able to perform as it anticipates;

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a description of the Adviser’s internal compliance program, which the Board concluded demonstrated that it devotes an appropriate level of time and resources to detecting, preventing and remedying violations of the federal securities laws;

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any possible conflicts of interest arising out a relationship with the Adviser, with respect to which the Board concluded that (i) no conflicts of interest appear to be present as a result of the Adviser’s business affiliations, (ii) that the Board and the Adviser anticipate potential allocation issues from co-investments of the Fund with other funds advised by the Adviser will be managed appropriately and fairly to the Fund, and (iii) that the Adviser has demonstrated its ability to accurately and fairly allocate such investments accordingly and the Adviser will seek exemptive relief in order to permit co-investments with other funds managed by it and the Fund subject to procedures approved by the SEC;

●
the benefits to be realized by the Adviser as a result of its management of the Fund which the Board concluded were limited to its receipt of advisory fees and potentially enhancing its ability to raise funds in other vehicles; and

●
the terms of the Advisory Agreement which the Board concluded were at least as beneficial to the Fund as compared to agreements respecting similar levels of service for similar levels of advisory fees for funds with a similar strategy.

Based on the information reviewed and the discussions among the members of our Board of Directors, our Board of Directors, including all of our Independent Directors, approved the Advisory Agreement and concluded that the management fee rates were reasonable in relation to the services to be provided.

Conflicts of Interests

The investment activities of the Adviser and its affiliates (including investment funds managed by affiliates, and their directors, officers, employees and other affiliates (collectively with the Adviser, the “Associates”)), in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and the Members.  The Adviser provides investment management services to other private investment funds that follow an investment program similar to that of the Fund.  The Affiliates may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund.  One or more Associates act or may act as an investor, investment manager, adviser, lender, agent and/or principal, and have other direct and indirect interests, in the market in which the Fund and the portfolio securities in which it directly and indirectly invests.  One or more Associates advise accounts and funds that have investment objectives similar to those of the Fund, invest in the same industry as the Fund and/or that engage in and compete for transactions in the same types of securities and portfolio funds as the Fund.  The trading activities of these Associates are carried out independently of the positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund.  No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund.  As a result, an Affiliate may compete with the Fund for appropriate investment opportunities.  In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest.  Furthermore, transactions undertaken by an Affiliate or an Affiliate-advised client may adversely impact the Fund.  Transactions by one or more Affiliate-advised clients or the Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.  The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Associates, and/or their internal policies designed to comply with such restrictions.  An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.

The Adviser may have a conflict of interest in selecting portfolio investments because certain investors in such portfolio investments are other investment funds managed by the Adviser or their Associates.  Also, the Adviser, for example, may determine that an investment opportunity is appropriate for a particular fund or account that it manages, but not for the Fund.  In addition, the Associates or accounts managed by the Associates may invest in portfolio investments on terms more favorable than those available to the Fund and as investors in such portfolio investment may act in ways adverse to the interests of the Fund.

The Adviser may create other funds or advise another fund having similar characteristics as the Fund.  Our Adviser may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in a fee being paid to our Adviser by that other fund.  Our Adviser has written allocation policies and procedures that it will follow in addressing any conflicts.  When two or more clients advised by our Adviser seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with each client’s investment objectives and our Adviser’s procedures.  In some cases, this system may adversely affect the price of the security we may obtain or sell.

Our Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for a relevant client account at a particular time.  Because these considerations may differ when applied to us and other funds in the context of any particular investment opportunity, our investment activities may differ considerably from those of other clients of our Adviser.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser for its other accounts.  Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our or their position; (ii) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (iii) limits on co-investing in securities under the 1940 Act.

Under the 1940 Act, we and our affiliates are generally precluded from co-investing in negotiated private placements of securities.  The 1940 Act defines “affiliates” broadly to include (i) any person that owns, directly or indirectly, 5% or more of our outstanding voting securities, (ii) any person of which we own 5% or more of their outstanding securities, (iii) any person who directly or indirectly controls us, such as the ICGA and ICO, (iv) our officers, directors and employees, and (v) our Adviser, among others.  Except as permitted by law, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest, nor will it co-invest in such transactions with our affiliates to the extent prohibited by the 1940 Act.

Our Adviser, we and an Associate have applied the SEC for exemptive relief to permit the Adviser, us and our and their respective affiliates to take certain actions that otherwise would be prohibited by the 1940 Act.  We believe receipt of such relief will benefit us by permitting the Adviser to control a larger portion of an investment when combining an investment with that of an Associate.  We cannot guarantee that any such relief will be granted by the SEC.  Unless and until we obtain an exemptive order, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest, and will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives.  As a result of one or more of these situations, we may not be able to invest as much or as quickly as we otherwise would in certain investments and may not have as much control over the investments we do make because our Adviser will be placing less total capital in our portfolio company investments.

Indemnification of Directors and Officers

Applicable Delaware law permits a Delaware limited liability company (“LLC”) to include in its limited liability company agreement a provision limiting the liability of its directors and officers of the LLC and its unitholders from any and all claims and demands whatsoever.  Our Operating Agreement provides unitholders with the same limitation of personal liability as is extended to stockholders of a private corporation under the Delaware General Corporation Law.  Our Operating Agreement provides that neither the Adviser, a director nor an officer of the Fund shall be subject to any personal liability, claims, demands or money damages to any person, the Fund or its unitholders except for liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person.  The Operating Agreement contains such provisions eliminating directors’ and officers’ liability to the maximum extent permitted by Delaware law and the 1940 Act.

Our Operating Agreement authorizes the Fund, to the maximum extent permitted by Delaware law and the 1940 Act, to obligate itself to indemnify each person who at any time serves as a Director, adviser or officer of the Fund (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such indemnitee may be or may have been involved as a party or otherwise or with which such indemnitee may be or may have been threatened, while acting in any such capacity by reason of the indemnitee having acted in any such capacity, except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that the indemnitee’s action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the indemnitee’s position.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification is mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Directors or (ii) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.  The rights to indemnification provided in the Operating Agreement continue as to a person who has ceased to be a Director or officer of the Fund and to the benefit of his or her heirs, executors and personal and legal representatives.

The Fund has the power, subject to any limitations provided by the 1940 Act, Delaware law, and the Operating Agreement to provide for the advance payment of expenses to employees, agents and other persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Directors.

Code of Ethics

The Fund and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to the officers, Directors and designated employees of the Fund and the Adviser (collectively, the “Codes of Ethics”).  Subject to certain limitations, the Codes of Ethics permit those officers, Directors and designated employees of the Fund and the Adviser (the “Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund.  The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of the Adviser’s investment advisory clients such as the Fund.  Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions.  Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.  The Codes of Ethics are also available on the EDGAR database on the SEC’s internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Because our investment strategy is to invest in privately-issued securities, other than with respect to short-term investments made before we find investments within our investment objective, we do not expect to utilize brokers in connection with purchasing portfolio securities.  The Adviser is responsible for decisions to buy and sell securities for the Fund, and when a broker is needed, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  If and when the Fund purchases securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services.  It is possible the Fund could also invest in securities that are traded principally in the over-the-counter market.  In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer.  The Fund will also purchase securities, including debt and mezzanine securities, directly from an issuer, in which case no commissions or discounts will be paid.

We do not anticipate utilizing any broker which is affiliated with the Fund, but if we did, payments of commissions to such brokers will be made in accordance with Rule 17e-1 under the 1940 Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.  The Adviser does not anticipate selecting brokers on the basis of their provision of research, statistical or pricing services.

One or more of the other investment companies or accounts that the Adviser manages may own from time to time some of the same investments as the Fund.  Investment decisions for the Fund are made independently from those of other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account.  When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts’ various investment objectives.  Further, such co-investments would be subject to the terms of any order we receive from the SEC which would allow such co-investments.  In some cases, this system may adversely affect the price or size of the position obtainable for the Fund.  In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund.  It is the opinion of the Fund’s Board of Directors that this advantage, when combined with the other benefits available due to the Adviser’s organization, outweigh any disadvantages that may be said to exist from exposure to simultaneous transactions.

CERTAIN PROVISIONS OF OUR OPERATING AGREEMENT
AND THE DELAWARE LIMITED LIABILITY COMPANY ACT

The following description of certain provisions of our Operating Agreement and Bylaws is only a summary.  For a complete description, please refer to our Operating Agreement and Bylaws that have been filed as an exhibit to our registration statement.

Our Operating Agreement and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure.  These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.  Such provisions could limit the ability of our unitholders to sell their Units at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.  In addition to these provisions, we are organized in Delaware and therefore are subject to the Delaware Limited Liability Company Act.  In addition, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Size of our Board of Directors; Election of Directors

Our Operating Agreement and Bylaws provide that the number of directors will be determined only by our Board of Directors, but may not be less than two.  Our Operating Agreement also provides that the number of directors may not be greater than fifteen.  A meeting of the unitholders may be called at any time by the unitholders of the Fund holding in the aggregate not less than fifty-one percent (51%) of the outstanding units of the Fund.  However, the Bylaws and the Operating Agreement do not provide for a mandatory annual meeting of unitholders.  The Board of Directors has the sole discretion of electing directors at a meeting of the unitholders called by the Board of Directors, if the Board determines a Board seat is subject to unitholder election.  Thus, the system of succession of Company directors provided by the Operating Agreement could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of our Board of Directors, even though a change in control might be in the best interests of our unitholders.

Vacancies on Board of Directors; Removal of Directors

Pursuant to our Operating Agreement, each Director will hold office until his or her successor shall have been elected and shall have qualified with such term of office only terminating upon death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties as Director.  The Board of Directors has sole discretion through a majority vote to fill any vacancy on the Board of Directors, subject to the 1940 Act limitation that a majority of our Board consist of independent directors.

Accordingly, except as may be provided by our Board of Directors in setting the terms of any class or series of preferred units, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

The Operating Agreement provides that a Director may be removed only for cause and only by the affirmative vote of at least the majority of the remaining Directors followed by a vote of unitholders holding at least seventy-five percent (75%) of the outstanding units then entitled to vote in an election of such Director.  This provision, when coupled with the provisions in our Operating Agreement and Bylaws regarding the filling of vacancies on our Board of Directors, precludes our unitholders from removing incumbent Directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our unitholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under applicable Delaware law, a Delaware-organized LLC generally cannot dissolve, amend its operating agreement, merge, sell all or substantially all of its assets, engage in a unit exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of unitholders entitled to cast at least fifty-one percent (51%) of the votes entitled to be cast on the matter in the event of a merger or amendment of its operating agreement, and at least two-thirds of the votes entitled to be cast on the matter in the event of  dissolution.  However, a Delaware LLC may provide in its limited liability company agreement for approval of these matters by a lesser or greater percentage of all of the votes entitled to be cast on the matter.  Our Operating Agreement generally provides for approval of amendments to our Operating Agreement by an affirmative vote of a majority of the Directors and extraordinary transactions by the affirmative vote of two-thirds of the Directors all subject to the requirements and limitations of the 1940 Act.

Our Operating Agreement and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

Our Bylaws provide that with respect to any meeting of our unitholders called by the Board for purposes of electing Directors, nominations of persons for election to our Board of Directors and the proposal of business to be considered by our unitholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors or (iii) by a unitholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws.  Further, only the business specified in our notice of the meeting may be brought before the meeting.  Nominations of persons for election to our Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors, or (iii) by a unitholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board of Directors has determined that Directors will be elected at such special meeting.

Limitation of Liability of Directors and Officers; Indemnification and Advancement of Expenses

Applicable Delaware law permits a Delaware LLC to include in its LLC agreement a provision limiting the liability of its directors and officers of the LLC and its unitholders from any and all claims and demands whatsoever.  Our Operating Agreement provides unitholders with the same limitation of personal liability as is extended to stockholders of a private corporation under the Delaware General Corporation Law.  Our Operating Agreement authorizes the Fund, to the maximum extent permitted by Delaware law and the 1940 Act, to obligate itself to indemnify each person who at any time serves as a Director, investment adviser or officer of the Fund (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such indemnitee may be or may have been involved as a party or otherwise or with which such indemnitee may be or may have been threatened, while acting in any such capacity by reason of the indemnitee having acted in any such capacity, except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that the indemnitee’s action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the indemnitee’s position.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification is mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Directors or (ii) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.  The rights to indemnification provided in the Operating Agreement continue as to a person who has ceased to be a Director or officer of the Fund and to the benefit of his or her heirs, executors and personal and legal representatives.

The Fund has the power, subject to any limitations provided by the 1940 Act, Delaware law, and the Operating Agreement to provide for the advance payment of expenses to employees, agents and other persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Directors.

These provisions do not limit or eliminate our rights or the rights of any of our unitholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties.  These provisions will not alter the liability of our directors or officers under federal securities laws.

NET ASSET VALUE

We will determine the net asset value (“NAV”) of our Units on a quarterly basis and at such other times as our Board of Directors may determine is required.  Our NAV will be included in our financial statements filed under the Exchange Act quarterly.  The NAV per Common Unit equals our NAV divided by the number of outstanding Units.  Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses and current income taxes); (ii) accumulated and unpaid distributions on any outstanding preferred equity; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our Units.

Valuation Methodologies

We will invest a substantial portion of our assets in securities for which there generally will not be a readily available market price.  Therefore, our Board of Directors will value these investments at fair value in good faith.  There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation processes, as described below.  Many of our investments may generally be subject to restrictions on resale and generally have no established trading market.  Because of the type of investments that we will make and the nature of our business, our valuation process will require an analysis of various factors.

Using procedures established by our Board of Directors, we will perform a valuation for each portfolio company investment on a quarterly basis.  Fund investments in non-liquid private companies will be valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and will rely on multiple valuation techniques as described below, reviewed on a quarterly basis by our Board of Directors.  The Fund will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, as follows:

●
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the Adviser’s Principals.  As part of this process, materials will be prepared containing its supporting analysis; and

●
The Investment / Valuation Committee of our Board will assess the valuation in accordance with the methodologies described below, and our Board will ultimately and solely determine the fair value of each investment in our portfolio in good faith.

The Investment / Valuation Committee may from time to time, if it deems it appropriate, retain the services of independent valuation firms to assist it in reviewing one or more of the valuations performed by the Adviser.  Such independent reviews may, but need not, be undertaken when there has been a significant change in the performance of the portfolio company and/or in the proposed valuation of the portfolio company.

Determination of fair values involves subjective judgments and estimates.  The notes to our financial statements will refer to the uncertainty with respect to the possible effects of such valuations, and any change in such valuations, on our financial statements.

Valuation Techniques

The Fund’s investments will be presented in the financial statements at fair value in accordance with GAAP.  Investments in securities traded on a national securities exchange, will be stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date will be stated at the last quoted bid price, except for short sales positions and call options written, for which the last quoted ask price is used.   Short-term notes will stated at amortized cost, which approximates fair value.  Restricted securities and other securities for which quotations are not readily available will be valued at fair value as determined by the Board of Directors.

The Fund will record its investments at fair value.  Guidance provided by the FASB defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The Fund will utilize valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs.  Assets and liabilities recorded at fair value will be categorized within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value.   The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy are described below:

●
Level 1.  Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.  The type of investments included in Level 1 include listed equities and listed derivatives.

As required by the guidance provided by the FASB, the Fund will not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

●
Level 2.  Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies.  Investments which are generally included in this category include corporate bonds and loans, less liquid and restricted equity securities and certain over-the-counter derivatives.  A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

●
Level 3.  Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability.  The inputs into the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation.  Investments that are included in this category generally include equity and debt positions in private companies and general and limited partnership interests in corporate private equity and real estate funds, debt funds, funds of hedge funds and distressed debt.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety will require judgment, and considers factors specific to the investment.

Investments for which prices are not observable are generally private investments in the equity and debt securities of operating companies.  Fair value of private investments is based on Level 3 inputs and is determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available.  In the absence of a principle market (public market) the Fund will determine the most advantageous market in which the Fund would sell their investment.  Typically the Fund expects to exit their investment through a sale of the underlying portfolio company.  Valuations of the underlying portfolio companies are completed to compute the fair value the Fund will receive upon such a sale.  Generally these valuations are derived by multiplying a key performance metric of the portfolio company’s asset (e.g. EBITDA) by the relevant valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable.  Private investments may also be valued at cost for a period of time after an acquisition as the best indicator of fair value.

If the fair value of private investments held cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value of such private investments will be the discounted cash flow method.  A sensitivity analysis will be applied to the estimated future cash flows using various factors depending on investment, including assumed growth rate (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values.  The valuation based on the inputs determined to be the most probable will be used as the fair value of the investment.

The determination of fair value using these methodologies takes into account consideration of a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisitions of the investment.  These valuation methodologies involve a significant degree of judgment by the Board of Directors.

PROXY VOTING POLICIES

It is unlikely that we will be required to vote any proxies with respect to our portfolio securities.  We, along with our Adviser, have adopted proxy voting policies and procedures (“Proxy Policy”) that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our unitholders.  Subject to its oversight, our Board of Directors has delegated responsibility for implementing the Proxy Policy to our Adviser.

In the event requests for proxies are received to vote equity securities on routine matters, such as election of directors or ratification of auditors, the proxies usually will be voted in accordance with the recommendation of the company’s management unless our Adviser determines it has a conflict or our Adviser determines there are other reasons not to vote in accordance with the recommendation of the company’s management.  On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and equity compensation plans, corporate governance proposals and unitholder proposals, our Adviser will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our unitholders.  In the event requests for proxies are received with respect to debt securities, our Adviser will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our unitholders.

Our Adviser will be responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions.  We are not responsible for voting proxies we do not receive, but we will make reasonable efforts to obtain missing proxies.  Our Adviser will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships, and (iii) material personal and family relationships.  All decisions regarding proxy voting will be determined by our Adviser and will be executed by our Adviser.  We may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey & Pullen, LLP, 555 17th Street, Suite 1000, Denver, Colorado 80202, serves as our independent registered public accounting firm.  McGladrey & Pullen, LLP will provide us with audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

Our securities and other assets are held under a custody agreement with Cedar Rapids Bank & Trust Company.  We will not utilize an outside transfer agent or registrar for our Units.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby have been passed upon for us by Husch Blackwell Sanders LLP, Omaha, Nebraska.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Units offered pursuant to the Prospectus, has been filed by the Fund with the SEC.  The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  Please refer to the Registration Statement for further information with respect to the Fund and the offering of the Units.  Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unitholders
Zea Capital Fund LLC

We have audited the statement of assets and liabilities of Zea Capital Fund LLC (the “Company”) as of December 31, 2009, and the related statements of operations, members’ equity and cash flows for the period from March 23, 2009 (inception) through December 31, 2009.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zea Capital Fund LLC as of December 31, 2009 and the results of its operations and its cash flows for the period from March 23, 2009 (inception) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, LLP

Denver, Colorado
June 11, 2010

Zea Capital Fund LLC

Statement of Assets and Liabilities
December 31, 2009
__________________________________________________________________________________________________

ASSETS

Cash and cash equivalents	$21,292

Deferred offering costs	137,804

Total assets	$159,096

LIABILITIES AND MEMBERS’ EQUITY

Liabilities:
Accrued director fees	$31,500
Accrued organizational costs	17,701
Accrued deferred offering costs	27,215
Other	594
Total liabilities	77,010

Members’ equity	82,086

Total liabilities and members’ equity	$159,096

UNITS OUTSTANDING AND NET ASSET VALUE PER UNIT

Common Units outstanding	58,696
Net asset value per unit	$1.40

See Notes to Financial Statements.

Zea Capital Fund LLC

Statement of Operations
Period from March 23, 2009 (inception) through December 31, 2009
__________________________________________________________________________________________________

Income, interest income	$16

Expenses:
Organization costs	558,330
Director fees	31,500
Other	3,104
592,934

Net loss	$(592,918)

See Notes to Financial Statements.

Zea Capital Fund LLC

Statement of Members’ Equity
Period from March 23, 2009 (inception) through December 31, 2009

	Units	Amount
Members’ equity, March 23, 2009	--	$--
Members’ contributions	54,348	625,002
Proceeds from exercise of warrants	4,348	50,002
Net loss	--	(592,918)
Members’ equity, December 31, 2009	58,696	$82,086

See Notes to Financial Statements.

Zea Capital Fund LLC

Statement of Cash Flows
Period from March 23, 2009 (inception) through December 31, 2009
__________________________________________________________________________________________________

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(592,918)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Net change in operating assets and liabilities:
Increase in accrued director fees	31,500
Increase in accrued organizational costs	17,701
Increase in accrued deferred offering costs	27,215
Increase in other liabilities	594
Net cash used in operating activities	(515,908)

CASH FLOWS FROM FINANCING ACTIVITIES
Members’ contributions	625,002
Proceeds from exercise of warrants	50,002
Deferred offering costs	(137,804)
Net cash provided by financing activities	537,200

Net increase in cash and cash equivalents	21,292

CASH AND CASH EQUIVALENTS
Beginning of period	--
End of period	$21,292

See Notes to Financial Statements.

Zea Capital Fund LLC

Notes to Financial Statements
__________________________________________________________________________________________________

1.	Organization

Zea Capital Fund LLC (the Fund) was organized as a Delaware limited liability company on March 23, 2009, into which Zea Capital Fund Inc., a Maryland corporation, was merged on August 13, 2009.  The Fund was created to primarily invest in equity securities and debt of privately-held companies operating in a variety of industries.  The Fund’s objective is to provide its investors with capital appreciation.  The Fund is a non-diversified closed-end management investment company that intends to be regulated as a business development company (BDC) under the Investment Company Act of 1940, as amended.  As a BDC, the Fund will be subject to numerous regulations and restrictions on the types of investments which it can make.

2.	Significant Accounting Policies

A summary of the Fund’s significant accounting policies follows:

The Fund follows accounting standards established by the Financial Accounting Standards Board (the FASB) to ensure consistent reporting of financial condition, results of operation, and cash flows.  References to U.S. Generally Accepted Accounting Principles (GAAP) in these footnotes are to the FASB Accounting Standards Codification™, sometimes referred to as the Codification or ASC.  The Codification is effective for periods ending on or after September 15, 2009.

Use of estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

Cash and cash equivalents:  Cash and cash equivalents include highly liquid instruments with original maturities of three months or less at the date of acquisition.  The Fund maintains its cash balances in financial institutions located in the United States.  These balances are insured by the Federal Deposit Insurance Corporation up to $250,000.

Organization costs:  Organization costs include, among others, the cost of organization, which includes the cost of legal services pertaining to the organization and formation of the business, and filing fees.  These costs are expensed as incurred.  The Fund incurred organization costs of $558,330 for the period from March 23, 2009 (inception) through December 31, 2009.

Deferred Offering Costs:  The Fund’s deferred offering costs include, among others, legal fees and other costs pertaining to the preparation of the Fund’s registration statement.  These costs have been deferred as other assets on the statement of assets and liabilities and will be charged against paid-in capital at the time shares of common stock are sold.

Federal income taxes:  The Fund is not subject to federal income tax, but may be subject to certain state taxes.  FASB issued new guidance for how uncertain tax positions should be recognized, measured, disclosed and presented in the financial statements.  The Fund adopted this new guidance for the period ended December 31, 2009.  The guidance requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained “when challenged” or “when examined” by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense and liability in the current year.  For the period ended December 31, 2009 management has determined that there are no material uncertain income tax positions.

Recently Issued Accounting Pronouncements: In June 2009, the FASB issued ASC 860, Transfers and Servicing (“ASC 860”). ASC 860 requires more information about transfers of financial assets and where companies have continuing exposure to the risk related to transferred financial assets. ASC 860 eliminates the concept of a qualifying special purpose entity, changes the requirements for derecognizing financial assets and requires additional disclosure. This Statement is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this Statement shall be applied to transfers that occur on or after the effective date. The Fund intends to adopt ASC 860 for the period beginning January 1, 2010, and it anticipates that it will not have a material effect on the financial statements of the Fund.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06, Fair Value Measurements and Disclosures (Topic 820) – Improving Disclosures about Fair Value Measurements. This ASU affects all entities that are required to make disclosures about recurring and nonrecurring fair value measurements under ASC 820. The ASU requires certain new disclosures and clarifies two existing disclosure requirements. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Management of the Fund is currently assessing the impact of this ASU on the financial statements of the Fund.

3.	Investment Advisory and Other Agreements

The Fund has entered into a Second Amended and Restated Investment Advisory Agreement with AAVIN Equity Advisers, LLC (the Adviser).  Under the terms of the agreement, the Fund will pay the Adviser a monthly base management fee and an incentive fee.  The base management fee will commence when the Fund begins operations (when the proceeds of its initial public offering are received), will be calculated monthly based on the value of the assets at the beginning of the month, and paid monthly in arrears, and is equal to 2.5% per annum of the Fund’s total assets, less any uninvested cash or cash equivalents which result from borrowings.

The incentive fee consists of two parts.  The first part, the investment income fee equals (i) 100% of the excess of the Fund’s net investment income for the year over an annual hurdle rate of 8.0%, up to 10.0% of Fund’s net managed assets (total assets, less indebtedness and assets not invested according to its investment objective); and (ii) 20% of the excess of Fund’s net investment income for the year over an annual hurdle rate of 10.0% of Fund’s net managed assets. The investment income fee is calculated annually and payable annually in arrears within thirty (30) days of the end of each calendar year commencing on the first December 31 following the date the Fund closes its initial public offering.  The second part, the capital gains fee, will only be paid once each member of the Fund receives back their capital contributions plus a cumulative return of 8%.  The Fund will pay the Adviser a fee equal to (i) 20% of (a) its net realized capital gains on a cumulative basis from the commencement of operations to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to the Adviser in prior years.

Unless terminated sooner, the agreement will continue in effect for a period of two years from the date of execution.  It will remain in effect from year-to-year thereafter if approved annually by the Fund’s Board or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, and, in either case, upon approval by a majority of the Fund’s Directors who are not interested persons or parties to the agreement.  The agreement will automatically terminate in the event of its assignment, and may be terminated by the Fund without penalty upon not more than sixty (60) days’ written notice to the Adviser.  The Agreement may also be terminated by the Adviser without penalty upon not less than sixty (60) days written notice to the Fund.

The Fund has also entered into a Trademark and Research License Agreement with the Iowa Corn Growers Association, the Fund’s organizer (ICGA).  Under this agreement, the ICGA has agreed to (i) license the ICGA name and logo to the Fund for use in its business, (ii) provide the Fund ongoing access to ICGA’s proprietary database of agribusiness market research, and (iii) provide and coordinate access to the ICGA membership.  The Fund will pay ICGA a royalty fee of 0.15% of its net asset value per year, in arrears, for such services.  The initial term of the ICGA Agreement is one year from the date the Fund receives proceeds from its initial public offering, and it will be automatically renewed for additional one-year renewal terms unless either party elects to terminate the agreement.

4.	Members’ Equity

On July 24, 2009, Iowa Corn Opportunities, LLC (ICO), a wholly-owned subsidiary of the ICGA, purchased 54,348 Common Units from the Fund at $11.50 per unit for a total of $625,002.  A portion of these units were issued in consideration of ICO’s direct payment of the Fund’s offering and organizational costs.  In addition, the Fund issued an Amended and Restated Warrant dated December 14, 2009, as further amended June 8, 2010, to ICO for the purchase of up to a total of 119,565 Common Units at an exercise price of $11.50 per unit (the Warrant).  The Warrant is exercisable in whole or in part at the option of ICO at any time prior to and including December 14, 2010.  Under the Warrant, ICO purchased an additional 4,348 Common Units at $11.50 per unit from the Fund for a total of $50,002 on December 21, 2009.

The Warrant has been valued using the Black Sholes model as of the grant date.  The assumptions used in valuation included (i) a risk-free rate of 0.06%, (ii) expected term of 0.667 of a year, and (iii) expected unit volatility of 0.10% with no expected distributions.  The fair value of the Warrant is immaterial and accordingly no amounts have been recorded in the accompanying financial statements.  Neither the Warrant nor the Common Units issuable upon exercise of the Warrant have been registered under the Securities Act of 1933.

Zea Capital Fund LLC

Notes to Financial Statements
__________________________________________________________________________________________________

5.	Subsequent Events

The FASB statement regarding subsequent events was adopted by the Fund during 2009. This statement requires disclosures of the date through which subsequent events have been evaluated. The Fund evaluated subsequent events through the date of the issuance of the financial statements.

Under the Warrant, on February 11, 2010 and June 3, 2010, ICO purchased an additional 13,044 and 17,392 Common Units at $11.50 per unit from the Fund for a total of $350,014.

June 30, 2010 Financial Statements (Unaudited)

Zea Capital Fund LLC

Statements of Assets and Liabilities (unaudited)
June 30, 2010 and December 31, 2009

	June 30, 2010	December 31, 2009

ASSETS

Cash and cash equivalents	$63,223	$21,292

Deferred offering costs	386,959	137,804

Total assets	$450,182	$159,096

LIABILITIES AND MEMBERS’ EQUITY

Liabilities:
Accrued director fees	$17,500	$31,500
Accrued organizational costs	12,258	17,701
Accrued deferred offering costs	106,223	27,215
Other	1,683	594
Total liabilities	137,664	77,010

Members’ equity	312,518	82,086

Total liabilities and members’ equity	$450,182	$159,096

UNITS OUTSTANDING AND NET ASSET VALUE PER UNIT

Common Units outstanding	89,132	58,696
Net asset value per unit	$3.51	$1.40

See Notes to Financial Statements.

Zea Capital Fund LLC

Statements of Operations (unaudited)
Six months ended June 30, 2010 and the
period from March 23, 2009 (inception) through June 30, 2009

	June 30, 2010	June 30, 2009

Income, interest income	$21	$--

Expenses:
Organization costs	61,445	478,776
Director fees	38,500	--
General and administrative	19,658	--
	119,603	478,776

Net loss	$(119,582)	$(478,776)

See Notes to Financial Statements.

Zea Capital Fund LLC

Statement of Members’ Equity (unaudited)
Period from March 23, 2009 (inception) through June 30, 2010

	Units	Amount
Members’ equity, March 23, 2009	--	$--
Members’ contributions	54,348	625,002
Proceeds from exercise of warrants	4,348	50,002
Net loss	--	(592,918)
Members’ equity, December 31, 2009	58,696	82,086
Proceeds from exercise of warrants	30,436	350,014
Net loss	--	(119,582)
Members’ equity, June 30, 2010	89,132	312,518

See Notes to Financial Statements.

Zea Capital Fund LLC

Statement of Cash Flows (unaudited)
Six months ended June 30, 2010 and the
period from March 23, 2009 (inception) through June 30, 2009

June 30, 2010	June 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(119,582)	$(478,776)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Net change in operating assets and liabilities:
Accrued director fees	(14,000)	--
Accrued organizational costs	(5,443)	58,318
Accrued deferred offering costs	79,008	36,009
Other liabilities	1,089	--
Net cash used in operating activities	(58,928)	(384,449)

CASH FLOWS FROM FINANCING ACTIVITIES
Members’ contributions	--	421,830
Proceeds from exercise of warrants	350,014	--
Deferred offering costs	(249,155)	(37,381)
Net cash provided by financing activities	100,859	384,449

Net increase in cash and cash equivalents	41,931	--

CASH AND CASH EQUIVALENTS
Beginning of period	21,292	--
End of period	$63,223	$--

See Notes to Financial Statements.

Zea Capital Fund LLC

Notes to Financial Statements (unaudited)
As of June 30, 2010 and December 31, 2009
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1.	Organization

Zea Capital Fund LLC (the Fund) was organized as a Delaware limited liability company on March 23, 2009, into which Zea Capital Fund Inc., a Maryland corporation, was merged on August 13, 2009.  The Fund was created to primarily invest in equity securities and debt of privately-held companies operating in a variety of industries.  The Fund’s objective is to provide its investors with capital appreciation.  The Fund is a non-diversified closed-end management investment company that intends to be regulated as a business development company (BDC) under the Investment Company Act of 1940, as amended.  As a BDC, the Fund will be subject to numerous regulations and restrictions on the types of investments which it can make, which are further outlined in the Fund’s prospectus and statement of additional information.

2.	Significant Accounting Policies

A summary of the Fund’s significant accounting policies follows:

The Fund follows accounting standards established by the Financial Accounting Standards Board (the FASB) to ensure consistent reporting of financial condition, results of operation, and cash flows.  References to U.S. Generally Accepted Accounting Principles (GAAP) in these footnotes are to the FASB Accounting Standards Codification™, sometimes referred to as the Codification or ASC.  The Codification is effective for periods ending on or after September 15, 2009.  In our opinion, the accompanying interim, unaudited, financial statements contain all adjustments (consisting of normal recurring accruals) necessary and adequate disclosures to present fairly the financial position and the results of operations for periods presented.

These financial statements should be read in conjunction with the audited financial statements and notes thereto as of and for the period ended December 31, 2009.

Use of estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

Cash and cash equivalents:  Cash and cash equivalents include highly liquid instruments with original maturities of three months or less at the date of acquisition.  The Fund maintains its cash balances in financial institutions located in the United States.  These balances are insured by the Federal Deposit Insurance Corporation up to $250,000.

Organization costs:  Organization costs include, among others, the cost of organization, which includes the cost of legal services pertaining to the organization and formation of the business, and filing fees.  These costs are expensed as incurred.  The Fund incurred organization costs of $61,445 and $478,776 for the six months ended June 30, 2010 and for the period from March 23, 2009 (inception) through June 30, 2009, respectively.

Deferred Offering Costs:  The Fund’s deferred offering costs include, among others, legal fees and other costs pertaining to the preparation of the Fund’s registration statement.  These costs have been deferred as other assets on the statement of assets and liabilities and will be charged against paid-in capital at the time shares of common stock are sold.

Federal income taxes:  The Fund is not subject to federal income tax, but may be subject to certain state taxes.  FASB issued new guidance for how uncertain tax positions should be recognized, measured, disclosed and presented in the financial statements.  The Fund adopted this new guidance for the period ended December 31, 2009.  The guidance requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained “when challenged” or “when examined” by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense and liability in the current year.  For the six months ended June 30, 2010 and the period ended December 31, 2009, management has determined that there are no material uncertain income tax positions.

3.	Investment Advisory and Other Agreements

The Fund has entered into a Second Amended and Restated Investment Advisory Agreement with AAVIN Equity Advisers, LLC (the Adviser).  Under the terms of the agreement, the Fund will pay the Adviser a monthly base management fee and an incentive fee.  The base management fee will commence when the Fund begins operations (when the proceeds of its initial public offering are received), will be calculated monthly based on the value of the assets at the beginning of the month, and paid monthly in arrears, and is equal to 2.5% of the Fund’s total assets, less any uninvested cash or cash equivalents which result from borrowings.

The incentive fee consists of two parts.  The first part, the investment income fee equals (i) 100% of the excess of the Fund’s net investment income for the year over an annual hurdle rate of 8.0%, up to 10.0% of Fund’s net managed assets (total assets, less indebtedness and assets not invested according to its investment objective); and (ii) 20% of the excess of Fund’s net investment income for the year over an annual hurdle rate of 10.0% of Fund’s net managed assets. The investment income fee is calculated annually and payable annually in arrears within thirty (30) days of the end of each calendar year commencing on the first December 31 following the date the Fund closes its initial public offering.  The second part, the capital gains fee, will only be paid once each member of the Fund receives back their capital contributions plus a cumulative return of 8%.  The Fund will pay the Adviser a fee equal to (i) 20% of (a) its net realized capital gains on a cumulative basis from the commencement of operations to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to the Adviser in prior years.

Unless terminated sooner, the agreement will continue in effect for a period of two years from the date of execution.  It will remain in effect from year-to-year thereafter if approved annually by the Fund’s Board or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, and, in either case, upon approval by a majority of the Fund’s Directors who are not interested persons or parties to the agreement.  The agreement will automatically terminate in the event of its assignment, and may be terminated by the Fund without penalty upon not more than sixty (60) days’ written notice to the Adviser.  The Agreement may also be terminated by the Adviser without penalty upon not less than sixty (60) days written notice to the Fund.

The Fund has also entered into a Trademark and Research License Agreement with the Iowa Corn Growers Association, the Fund’s organizer (ICGA).  Under this agreement, the ICGA has agreed to (i) license the ICGA name and logo to the Fund for use in its business, (ii) provide the Fund ongoing access to ICGA’s proprietary database of agribusiness market research, and (iii) provide and coordinate access to the ICGA membership.  The Fund will pay ICGA a royalty fee of 0.15% of its net asset value per year, in arrears, for such services.  The initial term of the ICGA Agreement is one year from the date the Fund receives proceeds from its initial public offering, and it will be automatically renewed for additional one-year renewal terms unless either party elects to terminate the agreement.

4.	Members’ Equity

On July 24, 2009, Iowa Corn Opportunities, LLC (ICO), a wholly-owned subsidiary of the ICGA, purchased 54,348 Common Units from the Fund at $11.50 per unit for a total of $625,002.  In addition, the Fund issued an Amended and Restated Warrant dated December 14, 2009, as further amended June 8, 2010, to ICO for the purchase of up to a total of 119,565 Common Units at an exercise price of $11.50 per unit (the Warrant).  The Warrant is exercisable in whole or in part at the option of ICO at any time prior to and including December 14, 2010.  Under the Warrant, ICO purchased from the Fund an additional 4,348 Common Units at $11.50 per unit for a total of $50,002 on December 21, 2009, an additional 13,044 Common Units at $11.50 per unit for a total of $150,006 on February 11, 2010, and an additional 17,392 Common Units at $11.50 per unit for a total of $200,008 on June 3, 2010.  In the aggregate, ICO holds 89,132 Common Units as of June 30, 2010.  Such proceeds have been used by the Fund to pay its offering and organizational costs to date.

The Warrant has been valued using the Black Sholes model as of the grant date.  The assumptions used in valuation included (i) a risk-free rate of 0.06%, (ii) expected term of 2/3 of a year, and (iii) expected unit volatility of 0.10% with no expected distributions.  The fair value of the Warrant is immaterial and accordingly no amounts have been recorded in the accompanying financial statements.  Neither the Warrant nor the Common Units issuable upon exercise of the Warrant have been registered under the Securities Act of 1933.

5.	Subsequent Events

The FASB statement regarding subsequent events was adopted by the Fund during 2009. This statement requires disclosures of the date through which subsequent events have been evaluated. The Fund evaluated subsequent events through the date of the issuance of the interim financial statements and noted no items.

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STATEMENT OF ADDITIONAL INFORMATION
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August 5, 2010